Exhibit 10.2
EXECUTION VERSION
LOAN AND SECURITY AGREEMENT
dated as of April 18, 2008
by and between
RESIDENTIAL FUNDING COMPANY, LLC,
as Borrower,
GMAC MORTGAGE, LLC
as Borrower,
and
GMAC LLC
as Lender

i

Schedules
Schedule I	Definitions
Schedule II	Servicing Contracts
Schedule 5.01	Conditions Precedent to the Effectiveness of this Agreement
Schedule 5.02	Conditions Precedent to each Loan

ii

Schedule 7.01(j)	GMAC LLC Required Investor Reports
Schedule 11.02	Notices

Exhibits
Exhibit 2.02(a)	Form of Note
Exhibit 2.03	Form of Borrower Funding Request
Exhibit 2.04(a)	Form of Borrowing Base Report
Exhibit 2.04(b)	Form of Borrowing Base Certificate
Exhibit 2.08(a)	Form of Repayment Notice
Exhibit 2.08(b)	Form of Prepayment Notice
Exhibit 4.08	Electronic File Information
Exhibit 7.01	Form of Compliance Certificate

iii

     This LOAN AND SECURITY AGREEMENT (as amended or supplemented from time to time, this “Agreement”) dated as of April 18, 2008 is between Residential Funding Company, LLC, a Delaware limited liability company (“RFC”), and GMAC Mortgage, LLC, a Delaware limited liability company (“GMAC Mortgage” and together with RFC, each a “Borrower” and collectively, the “Borrowers”), and GMAC LLC, a Delaware limited liability company (the “Lender”).
BACKGROUND
          The Borrowers and the Lender have entered into this Agreement for the purpose of providing the Borrowers with revolving Loans which Loans are secured by the Eligible Servicing Rights and certain other Additional Collateral.
     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and intending to be legally bound, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS AND ACCOUNTING MATTERS
     Section 1.01 Definitions; Construction.
          (a) Capitalized terms used herein and not otherwise defined herein shall have the meanings specified in Schedule I.
          (b) All terms used in Article 9 of the UCC, and not specifically defined herein, are used herein as defined in such Article 9.
          (c) Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”.
          (d) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.
          (e) Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.
          (f) The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”.
          (g) Unless the context requires otherwise (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, and (v) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
     Section 1.02 Accounting Matters. Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lender hereunder shall be prepared in accordance with GAAP.
ARTICLE II
LOANS, BORROWING, PREPAYMENT
     Section 2.01 Loans. On the terms and subject to the conditions set forth in this Agreement, the Lender shall make loans (each, a “Loan”) to the Borrowers from time to time. The Lender shall distribute the proceeds of such Loan to the Borrowers no later than 1:00 p.m. (New York City time) on the related Funding Date in accordance with Section 2.03.
     Section 2.02 Note
          (a) The Loans made by the Lender shall be evidenced by a promissory note executed by each Borrower substantially in the form of Exhibit 2.02(a) hereto (the “Note”), dated the date hereof, payable to the Lender in a principal amount equal to the amount of the Commitment Amount as originally in effect and otherwise duly completed.
          (b) The date, amount, and interest rate of each Loan made by the Lender to the Borrowers, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of the Note, noted by the Lender on the grid attached to the Note or any continuation thereof; provided, that failure of the Lender to make any such recordation or notation shall not effect the obligations of the Borrowers to make a payment when due of any amount hereunder or under the Note in respect of the Loans.
     Section 2.03 Borrower Funding Requests.
          (a) Initial Borrower Funding Request. No later than the second Business Day preceding the Initial Funding Date, the Borrowers will deliver to the Lender, in a format (including electronic transfer) acceptable to the Lender, the Initial Electronic File. The Borrowers will request the Lender to make a Loan on the Initial Funding Date by delivering to the Lender an irrevocable Initial Borrower Funding Request no later than 11:00 a.m. (New York City time) on the Initial Funding Date. The amount of the Loan requested pursuant to the Initial Borrower Funding Request shall be (i) not greater than the related Available Loan Amount, and (ii) not less than $100,000,000.

          (b) Subsequent Borrower Electronic Files and Funding Requests. On or prior to the first Business Day prior to any Funding Date (if the related Funding Date is after the Monthly Settlement Date) and in all events on the third Business Day of each calendar month, regardless of whether the Borrowers intend to deliver a Funding Notice during such calendar month, the Borrowers shall deliver to the Lender, a Subsequent Electronic File with respect to the Eligible Servicing Rights. After the Initial Funding Date, the Borrowers may request the Lender to make a Loan on the related Funding Date by delivering to the Lender an irrevocable Borrower Funding Request no later than 11:00 a.m. (New York City time) one Business Day prior to such Funding Date. The amount of any Loan requested pursuant to a Borrower Funding Request shall be not greater than the related Available Loan Amount.
          (c) By delivering a Borrower Funding Request, the Borrowers represent and warrant to the Lender that, after taking into account the amount of the requested Loan, all conditions precedent to such Loan specified in Section 5.02 have been satisfied.
     Section 2.04 Borrowing Base Reports.
          (a) On or prior to the Initial Funding Date, the Borrowers shall deliver to the Lender the Initial Borrowing Base Report and a Borrowing Base Certificate based on the information provided in the Initial Electronic File.
          (b) After the Initial Funding Date, the Borrowers shall deliver an updated Borrowing Base Report and Borrowing Base Certificate no less frequently than once per calendar month and no later than the seventh Business Day following delivery of each Subsequent Electronic File in accordance with Section 2.03. Each Borrowing Base Report and each Borrowing Base Certificate delivered by the Borrowers shall be effective until such time as the Borrowers deliver a subsequent Borrowing Base Report and Borrowing Base Certificate. For purposes of preparing each Borrowing Base Report, the Borrower shall calculate the Collateral Value of the Eligible Servicing Rights and the Additional Collateral described in the Relevant Electronic File in accordance with the definition of Collateral Value provided in Schedule I.
     Section 2.05 Interest. Interest shall accrue on each Loan for each day during a related Interest Period at a per annum rate equal to the product of (x) the outstanding principal balance of such Loan on such day, multiplied by (y) the sum of (i) the applicable LIBOR Rate for such Interest Period and (ii) the Applicable Margin. Interest shall be payable in arrears with respect to each Interest Period through the final day of each Interest Period (regardless of whether such day is a Business Day), such amount to be payable on the first Business Day following the end of such Interest Period. The Lender shall determine the LIBOR Rate for each Loan prior to the beginning of each Interest Period, as set forth in the definition of “LIBOR Rate.” The Lender shall also calculate the amount of interest and, if applicable, any Breakage Costs or other amounts due to be paid by the Borrowers from time to time hereunder (including in connection with any prepayment or repayment of Loans permitted hereunder) and shall provide a written statement thereof to the Borrowers at least two Business Days prior to the due date of such payments (or the relevant repayment or prepayment after having received a notice thereof); provided, that failure to provide such statements on a timely basis shall not relieve the Borrowers of the obligation to pay any interest and principal due on the applicable payment date (based upon its good faith calculation of the amount due, such amount to be promptly reconciled after receipt of a subsequent statement from the Lender) and other such amounts hereunder promptly upon receipt of such statement.
     Section 2.06 [Reserved].
     Section 2.07 Alternate Rate of Interest. If prior to the commencement of any Interest Period, the Lender determines (which determination shall be conclusive absent manifest error) (a) that adequate and reasonable means do not exist for ascertaining the LIBOR Rate for such Interest Period; or (b) that the LIBOR Rate for such Interest Period will not adequately and fairly reflect the cost to the Lender of making or maintaining its Loan; or (c) that it has become unlawful for it to honor its obligation to make or maintain Loans hereunder using the LIBOR Rate, or maintaining its Loans (or its Loan) included in such advance for such Interest Period, then the Lender shall give notice thereof to the Borrowers by telephone, facsimile, or other electronic means as promptly as practicable thereafter and, until the Lender notifies the Borrowers that the circumstances giving rise to such notice no longer exist, any Borrower Funding Request that requests the continuation of any Loan will be made, subject to the timely approval of the Borrowers after receipt of notice of such revised rate, at a rate per annum that the Lender determines in it reasonable discretion adequately reflects the cost to the Lender of making or maintaining the Loan for such Interest Period.
     Section 2.08 Mandatory Repayment of Loans.
          (a) The Borrowers shall repay the Outstanding Aggregate Loan Amount with respect to all Loans and all other amounts due under this Agreement in full on the Loan Repayment Date. Loans may be prepaid in accordance with the terms of Section 2.09 hereof and, to the extent prepaid, may be re-borrowed hereunder in accordance with the terms hereof (including satisfaction of all conditions precedent contained in Section 5.02).
          (b) If, on any Business Day (a “Borrowing Base Shortfall Day”), the Lender provides written notice to the Borrowers that the Lender has determined in its sole reasonable discretion based on the Borrowing Base Report most recently delivered by the Borrowers pursuant to Section 2.04(b) that the Outstanding Aggregate Loan Amount on such day exceeds the lesser of (i) Borrowing Base and (ii) the Commitment Amount on such day (such circumstance, a “Borrowing Base Deficiency”), the Borrowers shall:
(A) within one (1) Business Day after the Borrowing Base Shortfall Day (i) repay outstanding Loans, and/or (ii) pledge additional Eligible Servicing Rights, and/or (iii) pledge Additional Collateral, in an amount equal to the lesser of (1) $50,000,000 and (2) the amount of the Borrowing Base Deficiency specified in the notice provided to the Borrowers by the Lender; and
(B) if the Borrowing Base Deficiency specified in such notice is in excess of $50,000,000, within three (3) Business Days after the Borrowing Base Shortfall Day, (i) prepay outstanding Loans, and/or (ii) pledge additional Eligible Servicing Rights, and/or (iii) pledge Additional Collateral, in an aggregate amount equal to the remaining Borrowing Base Deficiency; provided, that the amount required to be paid by the Borrowers pursuant to this clause (B) shall be reduced by an increase in the Borrowing Base as reflected in any Borrowing Base Report delivered by the Borrowers to the Lender on or prior to such third Business Day over the Borrowing Base reflected in the Borrowing Base Report initially relied upon to determine such Borrowing Base Deficiency. The Borrowers shall deliver to the Lender such updated Borrowing Base Report promptly upon the Borrowers’ delivery to the Lender of evidence reasonably sufficient to support a conclusion that such previously delivered Borrowing Base Report does not accurately reflect the Collateral Value of the Eligible Servicing Rights and the Additional Collateral. If on any Business Day subsequent to a Borrowing Base Shortfall Day there shall be a Borrowing Base Deficiency in excess of the Borrowing Base Deficiency as of the original Borrowing Base Shortfall Day, the provisions of this Section 2.08(b) shall be applicable to such Borrowing Base Deficiency, but only to the extent of the excess of such Borrowing Base Deficiency on such subsequent Business Day over and above the Borrowing Base Deficiency as of the original Borrowing Base Shortfall Day.
          (c) The Borrowers shall deliver a Repayment Notice with respect to each repayment of outstanding Loan amounts made pursuant to Section 2.08(b) by 10:00 a.m. (New York time) on the first Business Day following the related Borrowing Base Shortfall Day.
          (d) Notwithstanding anything to the contrary contained in this Agreement, the Borrowers shall not be required to pay any Breakage Costs incurred by the Lender in connection with a mandatory repayment pursuant to this Section 2.08.
     Section 2.09 Optional Prepayment. The Borrowers may, at their option, prepay any Loan advanced hereunder in full or in part (as well as all interest accrued and unpaid thereon through the end of the related Interest Period) on the last Business Day of any Interest Period related thereto (each an “Optional Prepayment Date”); provided, that the Borrowers deliver a Prepayment Notice to the Lender, no later than 1:00 p.m. New York City time on a Business Day that is at least two (2) Business Days preceding the Optional Prepayment Date. Any partial prepayment shall be in a minimum principal amount of not less than $10,000,000 and in increments of $1,000,000. Any such prepayment shall be paid over to the Lender by the Borrowers by 1:00 p.m. (New York City time) on such Optional Prepayment Date, and shall be in amount equal to the sum of (i) the Loan amount being prepaid on the date of such prepayment, plus (ii) all accrued and unpaid interest on such Loan being prepaid as of the date of such prepayment, plus (iii) the allocable portion (determined by the Lender in its sole reasonable discretion) of all other amounts due from the Borrowers hereunder. The Borrowers may make a partial or full prepayment on any date other than an Optional Prepayment Date provided that the Borrowers make a timely delivery of a Prepayment Notice, and in addition to the amount required under items (i), (ii), and (iii) above, the Borrowers must pay, without duplication, (a) all Breakage Costs, if any, actually incurred by the Lender and resulting from such prepayment and (b) all interest on such Loan being prepaid through the end of the Interest Period following the prepayment. In the absence of a timely delivered Prepayment Notice, the Lender shall automatically and without further action by the Borrowers continue each Loan at the termination of each Interest Period for a successive Interest Period beginning on the day immediately following the final day of the immediately preceding Interest Period.

     Section 2.10 Reduction of Commitment Amount. The Borrowers may elect, by notice in writing to the Lender, to reduce the Commitment Amount to such lower amount as the Borrowers shall specify in such notice; provided, that such amount shall not be lower than the Outstanding Aggregate Loan Amount on the date such reduction is to take effect; Such reduction in the Commitment Amount shall take effect on and from the date specified in such notice (the “Commitment Reduction Date”, which definition shall include the date on which the Commitment Amount is reduced by the Lender pursuant to this Section 2.10), which date shall be no earlier than three (3) Business Days from the date of actual receipt of such notice by the Lender.
     Section 2.11 [Reserved]
     Section 2.12 [Reserved]
ARTICLE III
PAYMENTS; COMPUTATIONS; TAXES; FEES
     Section 3.01 Payments and Computations, Etc.
          (a) Unless otherwise expressly stated herein, all amounts to be paid or deposited hereunder shall be paid or deposited in accordance with the terms hereof no later than 1:00 p.m. (New York time) on the day when due in lawful money of the United States of America in same day funds.
          (b) The Borrowers shall, to the extent permitted by law, pay interest on all amounts (including principal, interest and fees) due but not paid on the date such payment is due hereunder as provided herein, for the period from, and including, such due date until, but excluding, the date paid, at the applicable Default Rate, payable on demand; provided, however that such interest rate shall not at any time exceed the maximum rate permitted by applicable law.
          (c) All computations of interest and fees hereunder shall be made on the basis of a year of 360 days for the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which payable.
          (d) Each Borrower agrees that the principal of and interest on the Loans shall be recourse obligations of such Borrower.
          (e) All payments made by the Borrowers under this Agreement shall be made without set-off or counterclaim.
     Section 3.02 Taxes. All payments by the Borrowers of principal of, and interest on, the Loans and all other amounts payable hereunder (including fees) shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, levies, imports, deductions, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding, (i) taxes imposed on or measured by the overall net income, overall receipts or overall assets of the Lender and (ii) franchise taxes imposed on the Lender by the United States of America or the jurisdiction of the Lender, as the case may be, in which it is organized or is operating or is otherwise subject to tax as a result of any connection unrelated to this Agreement or any political subdivision thereof, or any political subdivision thereof. The Lender shall, prior to the initial due date of any payments made to the Lender hereunder, execute and deliver to the Borrowers a duly completed U.S. Internal Revenue Service Form W-9 or successor applicable or required forms and such other forms and information as may be required to confirm the availability of any applicable exemption from United States federal, state or local withholding taxes.
     Section 3.03 Fees and Expenses
          (a) The Borrowers agree to pay to the Lender all costs and expenses (including reasonable fees and expenses of Lender’s counsel) incurred in connection with the execution of this Agreement (and any amendments thereto) and the Facility Documents.
ARTICLE IV
SECURITY INTEREST
     Section 4.01 Security Interest. As security for the prompt payment and performance of all of its obligations hereunder, under the Note and under the other Facility Documents (collectively, the “Secured Obligations”), each Borrower hereby assigns and pledges to the Lender, and grants a security interest to the Lender, all of such Borrower’s right, title and interest, in, to, and under, whether now owned or hereafter acquired, in all of the following, whether now or hereafter existing and wherever located: (i) the Servicing Rights whether or not yet accrued, earned, due or payable as well as all other present and future rights and interests of such Borrower in such Servicing Rights, (ii) the Collection Accounts, (iii) the Servicing Contracts and all rights and claims thereunder, (iv) all books and records, including computer disks and other records, related to the foregoing (but excluding computer programs), (v) any Additional Collateral pledged from time to time pursuant to Section 2.08(b), and (vi) all monies due or to become due with respect to the foregoing and all proceeds of the foregoing, but with respect to (i)-(v) above specifically excluding the Excluded Collateral (collectively, the “Collateral”).
     Section 4.02 Servicing Contracts. The Borrowers may, from time to time, at any time, amend, modify or replace Schedule II hereto with the prior written consent of the Lender, which consent shall not be unreasonably withheld.
     Section 4.03 Authorization of Financing Statements. To the extent permitted by applicable law, each Borrower hereby authorizes the Lender to file any financing or continuation statements required to perfect, protect, or more fully evidence the Lender’s security interest in the Collateral granted hereunder. The Lender will notify the Borrower of any such filing (but the failure to deliver such notice shall not prejudice any rights of the Lender under this Section 4.03).
     Section 4.04 Lender’s Appointment as Attorney In Fact.
          (a) Each Borrower hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Borrower and in the name of such Borrower or in its own name, from time to time in the Lender’s discretion, if an

Event of Default, shall have occurred and be continuing, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement to the extent such actions are permitted to be taken by the Lender under the Servicing Contracts, and, without limiting the generality of the foregoing, each Borrower hereby gives the Lender the power and right, on behalf of such Borrower, without assent by, but with notice to, such Borrower, if an Event of Default shall have occurred and be continuing, to do the following (subject to limitations contained in the Servicing Contracts):
               (i) in the name of such Borrower or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any mortgage insurance or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Lender for the purpose of collecting any and all such moneys due under any such mortgage insurance or with respect to any other Collateral whenever payable;
               (ii) (A) to direct any party liable for any payment under any Collateral to make payment of any and all moneys due or to become due thereunder directly to the Lender or as the Lender shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) above and, in connection therewith, to give such discharges or releases as the Lender may deem appropriate; and (G) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do, at the Lender’s option and the Borrowers’ expense, at any time, or from time to time, all acts and things which the Lender deems necessary to protect, preserve or realize upon the Collateral and the Lender’s Liens thereon and to effect the intent of this Agreement, all as fully and effectively as such Borrower might do; and
               (iii) perform or cause to be performed, such Borrower’s obligations under any Servicing Contract to the extent permitted by the related Servicing Contracts.
Each Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. The power of attorney is a power coupled with an interest and shall be irrevocable.
          (b) Each Borrower also authorizes the Lender, at any time and from time to time, to execute, in connection with the sale provided for in Section 8.02(c) hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; provided that the exercise of such powers are in accordance with the Servicing Contracts.

          (c) The powers conferred on the Lender are solely to protect the Lender’s interest in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Lender nor any of its officers, directors, or employees shall be responsible to either Borrower for any act or failure to act hereunder, except for its own negligence or willful misconduct; provided that the Lender shall exercise such powers only in accordance with the Servicing Contracts.
     Section 4.05 [Reserved].
     Section 4.06 [Reserved].
     Section 4.07 [Reserved].
     Section 4.08 [Reserved].
     Section 4.09 Release of Security Interest. Upon termination of this Agreement and repayment to the Lender of all Obligations and the performance of all obligations under the Facility Documents, the Lender shall release its security interest in any remaining Collateral; provided that if any payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of either Borrower, or upon or as a result of the appointment of a receiver, intervener or conservator of, or a trustee or similar officer for either Borrower or any substantial part of its Property, or otherwise, this Agreement, all rights hereunder and the Liens created hereby shall continue to be effective, or be reinstated, until such payments have been made.
ARTICLE V
CONDITIONS PRECEDENT
     Section 5.01 Conditions Precedent. The effectiveness of this Agreement is subject to the condition precedent that the Lender shall have received each of the items set forth in Schedule 5.01 (unless otherwise indicated) dated such date, and in such form and substance, as is satisfactory to the Lender.
     Section 5.02 Further Conditions Precedent. The funding of each Loan hereunder, and the automatic continuation of each Loan after the termination of the immediately preceding Interest Period related to any Loan, shall in all events be subject to satisfaction of the further conditions precedent set forth in Schedule 5.02 as of the making of such Loan; provided, that with respect to the automatic continuation of each Loan after the termination of the immediately preceding Interest Period related to any Loan in accordance with Section 2.09 of this Agreement, only the conditions precedent set forth in paragraphs (b) through (f) inclusive of Schedule 5.02 shall be required to be satisfied.

ARTICLE VI
REPRESENTATIONS AND WARRANTIES
     Section 6.01 Representations and Warranties of the Borrowers. Each Borrower represents and warrants to the Lender that throughout the term of this Agreement:
          (a) Organization and Good Standing. It has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, and has all requisite corporate power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and it now has, all necessary power, authority and legal right to own the Collateral.
          (b) Due Qualification. It is duly qualified to do business, and has obtained all necessary material licenses and approvals, in all jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, licenses or approvals.
          (c) Power and Authority; Due Authorization. It (i) has all necessary power and authority and legal right to (A) execute and deliver each of the Facility Documents to be executed and delivered by it in connection herewith, (B) carry out the terms of the Facility Documents to which it is a party, and (C) borrow the Loans and grant a security interest in the Collateral on the terms and conditions herein provided, and (ii) has taken all necessary corporate action to duly authorize (A) such borrowing and grant and (B) the execution, delivery, and performance of this Agreement and all of the Facility Documents to which it is a party.
          (d) Binding Obligations. Each Facility Document to which it is a party, when duly executed and delivered by it will constitute, its legal, valid and binding obligations enforceable against it in accordance with its respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.
          (e) No Violation. Except for those consents required in connection with the Lender exercising its rights under Section 8.02 hereof, neither the execution and delivery of the Facility Documents to nor the consummation of the transactions contemplated hereby and thereby will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under its organizational documents, or any material indenture, loan agreement, mortgage, deed of trust, or other material agreement or instrument to which it is a party or by which it is otherwise bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument, other than this Agreement, or violate any Legal Requirement applicable to it of any Governmental Authority having jurisdiction over it or any of its properties if such violation, individually, or in the aggregate, is reasonably likely to have a Material Adverse Effect.

          (f) No Proceedings. There are no proceedings or investigations pending, or to the best of its knowledge threatened in writing, against it before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of any Facility Document, (ii) seeking to prevent the consummation of any of the transactions contemplated by any Facility Document, or (iii) seeking any determination or ruling that could reasonably be expected to have a Material Adverse Effect.
          (g) Government and Investor Approvals. No authorization, consent, approval, or other action by, and no notice to or filing with, any court, governmental authority or regulatory body or other Person domestic or foreign is required for its due execution, delivery or performance of any Facility Document to which it is a party except for (i) consents that have been obtained in connection with transactions contemplated by the Facility Documents, (ii) filings to perfect the security interest created by this Agreement, (iii) consents and approvals that may be required by any Investor from time to time after the Closing Date, and (iv) authorizations, consents, approvals, filings, notices, or other actions the failure to make could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
          (h) Solvent: Fraudulent Conveyance. It is solvent and will not be rendered insolvent by any Loan and, after giving effect to such Loan, it will not be left with an unreasonably small amount of capital with which to engage in its business. It does not intend to incur, nor believes that it has incurred, debts beyond its ability to pay such debts as they mature. It is not contemplating the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of it or any of their assets. The amount of consideration being received by it upon the pledge of the Collateral to Lender constitutes reasonably equivalent value and fair consideration for such Collateral. It is not pledging any Collateral with any intent to hinder, delay, or defraud any of its creditors.
          (i) Margin Regulations. Margin Stock (as defined in the regulations of the Board), constitutes less than 25% of the value of those assets of it that are subject to any limitation on sale, pledge, or other restriction hereunder.
          (j) Accurate Reports. No written information, exhibit, financial statement, document, book, record, or report furnished or to be furnished by it to the Lender in connection with this Agreement was inaccurate in any material respect as of the date it was dated or (except as otherwise disclosed in writing to the Lender at such time) as of the date so furnished, or contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.
          (k) No Default. No Default has occurred and is continuing.
          (l) Investment Company Act. Neither it nor any of its Subsidiaries is an “investment company” or a company “controlled” by an “investment company” as defined in, or subject to regulation under, the Investment Company Act.

          (m) Taxes. It has filed all material United States federal tax returns and all other material returns that are required to be filed, and have paid all material taxes due pursuant to said returns or pursuant to any assessment received by it, except such taxes, if any, as are being contested in good faith by appropriate proceedings and as to which adequate reserves have been provided in accordance with GAAP.
          (n) [Reserved].
          (o) Financial Statements. its audited consolidated financial statements dated as of December 31, 2007 comprised of the consolidated statements of income or operations, balance sheet and cash flows for the preceding 12 month period were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, subject to ordinary, good faith year end audit adjustments; and fairly present its financial condition, as of the date thereof and results of operations for the period covered thereby. As of the date of this Agreement, since December 31, 2007, other than the information previously disclosed by the Borrowers and ResCap to the Lender prior to the date hereof, there has been no change in such financial condition or results of operation that is reasonably likely to have a Material Adverse Effect. Except as discussed in the financial statements, it is not subject to any contingent liabilities or commitments that, individually, or in the aggregate, has or is reasonably likely to have a Material Adverse Effect.
          (p) Chief Executive Office. RFC’s chief executive office is located at One Meridian Crossings, Suite 100, Minneapolis, MN 55423. GMAC Mortgage’s chief executive office is located at 1100 Virginia Drive, Fort Washington, PA 19034.
          (q) Location of Books and Records. The location where it accesses its books and records, including all electronic files and records relating to the Collateral is its chief executive office.
          (r) [Reserved].
     Section 6.02 Representations Concerning the Collateral. Each Borrower represents and warrants to the Lender that throughout the term of this Agreement:
          (a) It has not assigned, pledged, conveyed, or encumbered any Collateral to any other Person, and immediately prior to the pledge of any such Collateral, it was the sole owner of such Collateral and had good and marketable title thereto, free and clear of all Liens, in each case except for Liens to be released simultaneously with the Liens granted in favor of the Lender hereunder and no Person, other than the Lender has any Lien on any Collateral.
          (b) The provisions of this Agreement are effective to create in favor of the Lender a valid security interest in all right, title, and interest of it in, to and under the Collateral.
          (c) All Recourse Servicing Obligations have been identified as such in a schedule attached to the Electronic File most recently delivered to the Lender. All information concerning all Servicing Rights set forth on the Electronic File pursuant to which such Servicing Rights were, are or will be (as applicable) pledged to the Lender was, is and shall be true and complete in all material respects as of the date of such Electronic File.

     (d) From and after (a) delivery to the Lender of a Electronic File listing (i) the individual Mortgage Loans owned by each Investor and (ii) the pools of Mortgage Loans backing MBS, that are to be serviced by it pursuant to the Servicing Rights that are being pledged to the Lender and (b) the funding of part or all of the related Borrower Request, the Lender has or will have a duly perfected first priority security interest, in those Servicing Rights listed.
     (e) Upon the filing of a financing statement in the office of the Secretary of State of the State of Delaware that reasonably describes the Servicing Rights generally and otherwise complies with the legal requirements for the form and content of a financing statement under the UCC the Lender will have a duly perfected first priority security interest under the UCC in all of its right, title, and interest in, to and under such Servicing Rights, which can be perfected by filing under the UCC.
     (f) Subject only to the terms of the related Servicing Contracts, it has and will continue to have the full right, power and authority, to pledge the Servicing Rights, and the pledge of such Servicing Rights may be further assigned without any requirement, except as may be specified in the related Servicing Contracts.
ARTICLE VII
COVENANTS
     Section 7.01 Affirmative Covenants of the Borrowers. Each Borrower covenants and agrees with the Lender that, so long as any Loan is outstanding and until all Obligations have been paid in full:
          (a) Compliance with Laws, Etc. It will comply in all material respects with all applicable Requirements of Law.
          (b) Performance and Compliance with Agreements. It will comply with all provisions, covenants and other promises required to be observed by it under each of the Facility Documents to which it is a party.
          (c) Taxes. It will pay and discharge promptly when due all material taxes and governmental charges imposed upon it or upon its income or profits or in respect of its property, in each case before the same shall become delinquent or in default and before penalties accrue thereon, unless and to the extent the same are being contested in good faith by appropriate proceedings and with respect to which adequate reserves shall, to the extent required by GAAP, have been set aside.
          (d) Due Diligence. It acknowledges that the Lender, at the Lender’s own expense except as set forth as provided herein, has the right to perform continuing due diligence reviews with respect to the Servicing Rights and the other Collateral, for purposes of verifying compliance with the representations, warranties, and specifications made hereunder and under the other Facility Documents, or otherwise. It agrees that the Lender and its Authorized Representatives will be permitted during normal business hours to examine, inspect, make copies of, and make extracts of, any and all documents, records, agreements, instruments or information relating to the Collateral in its possession. Notwithstanding anything to the contrary herein, it shall reimburse the Lender for any and all out-of-pocket costs and expenses reasonably incurred by the Lender and its respective designees in connection with the ongoing due diligence and auditing activities during any period in which an Event of Default has occurred and is continuing.
          (e) Changes in Servicing Contracts. It shall provide written notice to the Lender of any changes in any Servicing Contracts that may materially affect the Eligible Servicing Rights within three (3) Business Days after it receives notice thereof.
          (f) Legal existence, etc. It shall (i) preserve and maintain its legal existence and all of its material rights, privileges, licenses and franchises; and (ii) keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied.
          (g) [Reserved].
          (h) [Reserved].
          (i) Financial Statements. It shall deliver each of the following to the Lender:
               (i) as soon as available, but not later than forty-five (45) calendar days after the end of each fiscal quarter ending on March 31, June 30 and September 30, its and its consolidated Subsidiaries’ unaudited consolidated balance sheet as at the end of such fiscal quarter and the related consolidated statements of income and operations for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the corresponding quarters of the previous year, and certified by a Responsible Officer as fairly presenting, in accordance with GAAP, consistently applied, as at the end of, and for such period, its and its consolidated Subsidiaries’ financial position and the results of its and its consolidated Subsidiaries’ operations;
               (ii) as soon as available, but not later than ninety (90) days after the end of each fiscal year (including fiscal 2007) its and its consolidated Subsidiaries’ audited consolidated balance sheet as at the end of such fiscal year and its and its consolidated Subsidiaries’ related consolidated statements of income and cash flows for such fiscal year, and accompanied by the opinion of an independent certified public accountant of recognized national standing, which report shall state that such consolidated financial statements present fairly its and its consolidated Subsidiaries’ the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years. Such opinion shall not be qualified or limited because of a restricted or limited examination by the independent auditor of any material portion of its books and records and shall have no “going concern” qualification; and
               (iii) concurrently with the delivery of the financial statements referred to in Subsections 7.01(i)(i) and (ii), the applicable Compliance Certificate executed by a Responsible Officer.
          (j) Required Reports; Additional Information. It will at the times specified in Schedule 7.01(j), attached hereto, deliver to the Lender the reports identified in such schedule, and promptly furnish to the Lender all notices of all final written audits, examinations, evaluations, reviews and reports of its origination and servicing operations by any state mortgage banking licensing agency or instrumentality (including those prepared on a contract basis for any such agency) in which there are material adverse findings, including without limitation notices of termination or impairment of approved status, and notices of probation, suspension, or non-renewals, and such other information, documents, records or reports with respect to the Collateral or the conditions or its operations, financial or otherwise, as the Lender may from time to time reasonably request.
          (k) [Reserved].
          (l) Quality Control. It shall conduct quality control reviews of its servicing operations in accordance with industry standards and Investor requirements. It shall report to Lender quality control findings as such reports are produced and upon reasonable request by Lender.
          (m) Special Affirmative Covenants Concerning Servicing Rights.
               (i) It will warrant and will forever defend the right, title and interest of the Lender in and to the Servicing Rights pledged to the Lender against the claims and demands of all Persons whomsoever, subject to the restrictions imposed by the Servicing Contracts to the extent that such restrictions are valid and enforceable under the applicable UCC and other Requirements of Law.
               (ii) It shall preserve the security interests granted hereunder and upon request by the Lender undertake all actions which are necessary or appropriate, in the reasonable judgment of the Lender, to (i) maintain the Lender’s security interest (including the priority thereof) in the Collateral in full force and effect at all times (including upon a change of control with respect to it), and (ii) preserve and protect the Collateral and protect and enforce the rights of the Lender to the Collateral, including the making or delivery of all filings and recordings (of financing or continuation statements), or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate, cause to be marked conspicuously its master data processing records with a legend, acceptable to the Lender, evidencing that such security interest has been granted in accordance with this Agreement.
               (iii) It shall diligently fulfill its duties and obligations under the Servicing Contracts and shall not be declared by any Investor to be in default; provided that it shall not be a breach of this covenant if: (a) any Investor shall terminate its rights under any Servicing Contract, it shall repay (without duplication of payment) to the Lender an amount equal to the excess of the sum of the Loans then outstanding over the sum of the Borrowing Base of all the Servicing Rights then pledged to the Lender within the time periods set forth in Section 2.08(b) or (b) any such Servicing Contract expires in accordance with its terms and without renewal or (c) a default declared by any Investor in respect of a Servicing Contract arose from a failure of the portfolio of serviced Mortgage Loans to perform as required by the related Servicing Contract and such MBS Trustee has elected in writing to continue to use it as servicer of both that and other pools of Mortgage Loans and individual Mortgage Loans and has not rescinded or revoked such election.

          (n) Insurance. It shall maintain errors and omissions insurance and fidelity bond coverage in such amounts acceptable to the MBS Trustee and shall also maintain such other insurance with financially sound and reputable insurance companies, and with respect to property and risks of a character usually maintained by entities engaged in the same or similar business similarly situated, against loss, damage and liability of the kinds and in the amounts customarily maintained by such entities.
          (o) Use of Proceeds. It shall use the proceeds of the Loans for general corporate purposes.
          (p) Sale of Collateral. It shall provide the Lender with three (3) Business Days’ prior written notice of material sales of any Collateral and the proceeds thereof shall be applied, to the extent that there exists, or such sale results in, a failure to satisfy any Borrowing Base Deficiency, until such Borrowing Base Deficiency is cured.
          (q) Consents to Servicing Agreements. With respect to each Servicing Contract, it shall use its reasonable best efforts to obtain from the relevant MBS Trustee, Investors and, if applicable, any bond insurers, a consent to the assignment of the MSRs arising thereunder by the Lender to a third party purchaser upon exercise of its rights in accordance with Section 8.02(b). The consents must be acceptable to the Lender in its sole and absolute discretion.
          (r) On or before May 17, 2008, the Borrowers will provide the Lender with UCC and other customary judgment and tax lien searches performed against each Borrower in all relevant jurisdictions (“Search Results”) and the Borrower will use its commercially best efforts to file, or cause to be filed, any UCC-3 Financing Statements required to terminate or amend any Search Results that the Lender, in its reasonable opinion, deems adverse to its security interest in any part of the Collateral.
     Section 7.02 Negative Covenants of the Borrowers. Each Borrower covenants and agrees with the Lender that, so long as any Loan is outstanding and until all Obligations have been paid in full, it shall not:
          (a) Other than in accordance with Section 7.02(c), take any action that would directly or indirectly materially impair or materially adversely affect its title to, or the value of, the Eligible Servicing Rights;
          (b) create, incur or permit to exist any lien, encumbrance or security interest in or on the Collateral except (i) the security interest granted hereunder in favor of the Lender or (ii) the rights of the Investors under the Servicing Contracts, or assign any right to receive income in respect thereof except as permitted in Section 7.02(c);
          (c) sell or otherwise dispose of any Collateral (other than sales or dispositions of Servicing Rights (i) resulting from the payoff of the related Mortgage Loans or the repurchase of the related Mortgage Loans by the it, (ii) as required by relevant Servicing Contracts or (iii) in the ordinary course of its servicing business) except as expressly permitted by this Agreement;

          (d) engage in any line or lines of business activity other than the businesses in substantially the same fields of enterprise are presently conducted by it;
          (e) (i) amend, modify or waive any term or condition of any Facility Document, (ii) consent to any amendment, modification or waiver of any term or condition of any Facility Document, without the prior written consent of the Lender, which consent shall not be unreasonably withheld; provided that if the amendment of a Servicing Contract is done unilaterally by the related Investor, the prior written consent of the Lender is not required;
          (f) change the state of its organization unless it shall have given the Lender at least 30 days’ prior written notice thereof and unless, prior to any such change, it shall have filed, or caused to be filed, such financing statements or amendments as the Lender determines may be reasonably necessary to continue the perfection of the Lender’s interest in the Collateral;
          (g) appoint any subservicers with respect to any Servicing Rights pledged to the Lender pursuant to this Agreement; and
          (h) take and has not taken any action that would directly or indirectly materially impair or materially adversely affect its title to, or the value, of the Eligible Servicing rights or materially increase its duties, responsibilities or obligations.
     Section 7.03 Notice of Certain Occurrences. Each Borrower covenants and agrees with the Lender that, so long as any Loan is outstanding and until all Obligations have been paid in full:
          (a) Defaults. As soon as possible, but in any event within one Business Day, after the occurrence of its knowledge of any Default, it shall furnish to the Lender a written statement of a Responsible Officer setting forth details of such Default and the action that it proposes to take with respect thereto;
          (b) Litigation. As soon as possible, but in any event within three (3) Business Days, after its knowledge thereof, it shall furnish to the Lender notice of any material action, suit or proceeding instituted by or against it, any of its Subsidiaries in any federal or state court or before any commission, regulatory body or Governmental Authority;
          (c) Material Adverse Effect. Upon it becoming aware of any default related to any Collateral, any Material Adverse Effect and any event or change in circumstances which should reasonably be expected to have a Material Adverse Effect;
          (d) Change of Control. It shall furnish the Lender notice of any Change of Control upon the occurrence of such event;
          (e) [Reserved].
          (f) Servicing Contract Transfer. The transfer, expiration without renewal, termination or other loss of all or any part of any servicing contract to which Fannie Mae or Freddie Mac is a party (or the termination or replacement of it thereunder), the reason for such transfer, loss or replacement, if known to it and the effects that such transfer, loss or replacement will have (or will likely have) on the prospects for full and timely collection of all amounts owing to it under or in respect of the Borrower’s servicing contract;
          (g) [Reserved].
          (h) Investor Notices. Copies of all notices it receives from Fannie Mae or Freddie Mac that materially affect the Eligible Servicing Rights and any demand by Fannie Mae or Freddie Mac for the repurchase of or indemnification with respect to a mortgage loan and the reason for such repurchase or indemnification within three (3) Business Days after it receives notice thereof; and
          (i) Other. Promptly, from time to time, it will furnish to the Lender such other information, documents, records or reports with respect to the Collateral or its corporate affairs, conditions or operations, financial or otherwise, as the Lender may from time to time reasonably request.
ARTICLE VIII
EVENTS OF DEFAULT
     Section 8.01 Events of Default. The following events shall be “Events of Default”:
          (a) The Borrowers shall fail to make any payment or deposit to be made by them hereunder when due (whether at stated maturity, upon acceleration, or at mandatory prepayments);
          (b) Any representation or warranty made or deemed to be made by a Borrower (or any of such Borrower’s officers) under or in connection with this Agreement (other than Section 6.02(c)), any other Facility Document or any written information, certificate, or report delivered pursuant hereto shall prove to have been false or incorrect in any material respect when made or repeated or deemed to have been made or repeated, and, if capable of being cured, such breach is not remedied for the period required to remedy such default as quickly as reasonably possible but in no event for a period in excess of 30 days after the earlier of (i) a Responsible Officer of such Borrower having actual knowledge thereof and (ii) written notice of such default from the Lender;
          (c) A Borrower (x) shall fail to comply with the requirements of Section 7.01(f), Section 7.02, or Section 7.03 hereof and such default continues unremedied for a period of one (1) Business Day after the earlier of (i) a Responsible Officer of such Borrower having actual knowledge thereof and (ii) written notice of such default from the Lender, or (y) shall fail to perform or observe in any material respect any term, covenant or agreement contained in this Agreement or any other Facility Document (other than with respect to the making of any payment or other breach under this Article 8 or as set forth in clause (x) of this Section 8.01(c)) on its part to be performed or observed and any such failure shall remain unremedied for the period required to remedy such default as quickly as reasonably possible but in no event for a period in excess of 30 days, other than for a failure to comply with Section 7.01(d) which shall not exceed 10 Business Days, after the earlier of (i) a Responsible Officer of such Borrower having actual knowledge thereof and (ii) written notice of such default from the Lender;

          (d) An Event of Bankruptcy shall have occurred with respect to a Borrower;
          (e) [Reserved];
          (f) If at any time, (i) a servicer rating of at least “RPS3” with respect to Fitch is not assigned to ResCap, or (ii) (A) a master servicer rating of at least “Average” with respect to S&P and “SQ3” with respect to Moody’s is not assigned to RFC, and (B) a servicer rating of at least “Average” with respect to S&P is not assigned to GMAC Mortgage;
          (g) [Reserved];
          (h) [Reserved];
          (i) [Reserved];
          (j) The failure of ResCap to maintain a net worth that complies with the minimum consolidated tangible net worth covenant or any other financial covenant contained in the 364-Day Agreement, as subsequently amended or replaced;
          (k) Any payment of Indebtedness of ResCap in excess of $50,000,000, individually or in the aggregate, is (i) not paid when due or within any applicable cure period set forth in any agreement or instrument relating to such indebtedness or (ii) declared due and payable, before its normal or agreed maturity by reason of default (however described);
          (l) The failure by either Borrower to pay one or more final judgments for the payment of money aggregating in excess of $10,000,000 rendered against such Borrower which are not, within 30 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 30 days after the expiration of such stay;
          (m) (1) The failure of either Borrower to be an approved servicer under any Servicing Contract with respect to which any Eligible Servicing Rights pledged under this Agreement relate, (2) either Borrower fails to service in accordance with any Servicing Contract and the Lender determines in its good faith discretion that such failure may have a Material Adverse Effect, (3) either Borrower is terminated as servicer with respect to any Eligible Servicing Rights (except if the provisions of Section 7.01(m)(iii)(a)-(c) are met), or (4) receipt by either Borrower of a notice from any MBS Trustee indicating material breach, default or material non-compliance by such Borrower which the Lender reasonably determines may entitle such MBS Trustee to terminate such Borrower, which notice has not been rescinded or nullified within five (5) Business Days of its receipt by such Borrower or such lesser time as Lender believes is necessary to protect its interest and provides such Borrower with written notice thereof, as the case may be;
          (n) Any “event of default” or any other default which permits a demand for, or requires, the early repayment of obligations due by ResCap, in either case which remains after the expiration of any applicable grace period under such agreement, and relating to the Indebtedness of ResCap, as applicable which Indebtedness is in an amount individually or in the aggregate greater than $50,000,000;

          (o) Any event or change in circumstances that could reasonably be expected to have a Material Adverse Effect on either Borrower’s mortgage servicing business, financial condition or operations;
          (p) The Lender does not, or ceases to, have a first priority perfected security interest in the Collateral or any material part thereof, other than as a result of a release of such security interest by the Lender and such default continues unremedied for a period of one (1) Business Day after the earlier of (i) a Responsible Officer of either Borrower having actual knowledge thereof and (ii) written notice of such default from the Lender;
          (q) A Change of Control shall occur with respect to either Borrower, without the prior written consent of Lender, which consent shall not be unreasonably withheld;
          (r) Either Borrower shall at any time and for any reason no longer be approved as an owner of servicing rights by Fannie Mae and Freddie Mac or any other event shall occur with respect to Fannie Mae or Freddie Mac that could have a Material Adverse Effect; and
          (s) [Reserved].
     Section 8.02 Remedies.
          (a) Optional Acceleration. Upon the occurrence of an Event of Default (other than an Event of Default described in Section 8.01(d)), the Lender may by written notice to the Borrowers, terminate the Facility and declare all Loans and all other Obligations to be immediately due and payable.
          (b) Automatic Acceleration. Upon the occurrence of an Event of Default described in Section 8.01(d), the Loans and all other Obligations shall be immediately due and payable upon the occurrence of such event, without demand or notice of any kind.
          (c) Remedies. Upon any acceleration of the Loans pursuant to this Section 8.02, the Lender, in addition to all other rights and remedies under this Agreement or otherwise, shall have all other rights and remedies provided under the UCC of each applicable jurisdiction and other applicable laws, which rights shall be cumulative. The Borrowers agree, upon the occurrence of an Event of Default and notice from the Lender, to assemble, at their expense, all of the Collateral that is in their possession (whether by return, repossession, or otherwise) at a place designated by the Lender. All out-of-pocket costs incurred by the Lender in the collection of all Obligations, and the enforcement of its rights hereunder, including reasonable attorneys’ fees and legal expenses, shall be paid out of the Collateral. Without limiting the foregoing, upon the occurrence of an Event of Default and the acceleration of the Loans pursuant to this Section 8.02, the Lender may, to the fullest extent permitted by applicable law, without notice, advertisement, hearing or process of law of any kind, (i) enter upon any premises where any of the Collateral which is in the possession of the Borrowers (whether by return, repossession, or otherwise) may be located and take possession of and remove such Collateral, (ii) sell any or all of such Collateral, free of all rights and claims of the Borrowers therein and thereto, at any public or private sale, and (iii) bid for and purchase any or all of such Collateral at any such sale. Any such sale shall be conducted in a commercially reasonable manner and in accordance with applicable law. The Borrowers hereby expressly waive, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings or process of law in connection with the exercise by the Lender of any of its rights and remedies upon the occurrence of an Event of Default. Each of the Lender and the Borrowers shall have the right (but not the obligation) to bid for and purchase any or all Collateral at any public or private sale. The Borrowers hereby agree that in any sale of any of the Collateral, the Lender is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority, and the Borrowers further agree that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner. The Lender shall not be liable for any sale, private or public, conducted in accordance with this Section 8.02(c). If an Event of Default occurs, and upon acceleration of the Loans hereunder, the Loans and all other Obligations shall be immediately due and payable, and collections on the Eligible Servicing Rights and proceeds of sales and securitizations of Eligible Servicing Rights, and other Collateral will be used to pay the Obligations.
     Section 8.03 Collection Accounts; Application of Proceeds.
          (a) Collection Accounts. On or before the Closing Date, the Borrowers and the Lender shall establish at LaSalle Bank National Association (the “Collection Account Bank”) in the name of the Lender a non-interest bearing segregated special purpose trust account (such account being herein called the “Collection Accounts” and being identified as: (i) for RFC: Account No. 725378.1 with Account Name “LaSalle Trust — RFC/GMAC Servicing Rights Collection Acct,” and (ii) for GMAC Mortgage: Account No. 725377.1 with Account Name “LaSalle Trust — GMACM/GMAC Servicing Rights Collection Acct”). The Borrowers and the Lender hereby agree that upon the occurrence of and during the continuation of an Event of Default, only the Lender may make withdrawals from the Collection Accounts. Upon notice from the Lender that an Event of Default has occurred and is continuing, all Collections in respect of the Collateral shall be deposited directly into the Collection Accounts, and any funds received by either Borrower in respect of any Collections in respect of the Collateral which for any reason have not yet been deposited into the Collection Accounts shall be deemed to be held by such Borrower as the case may be, in trust for the Lender and shall not be used by either Borrower for any purposes whatsoever.
          (b) Distributions from the Collection Accounts. On each Business Day during which an Event of Default has occurred and is continuing hereunder, the Lender shall apply Collections in the following order:
               (i) to pay to the Lender, any fees due pursuant to the terms hereof;

               (ii) if a Borrower is then servicing the Eligible Servicing Rights pledged as Collateral hereunder, to pay to such Borrower (x) the Borrower Default Servicing Fee and (y) the Recovered Advance Amount to an account specified in writing by such Borrower;
               (iii) to pay the Lender, accrued interest and Breakage Costs, if any, then due on the Outstanding Aggregate Loan Amount;
               (iv) to pay to the Lender or any Indemnified Party an amount equal to any other amounts (including the Outstanding Aggregate Loan Amount) then due to such Persons pursuant to this Agreement that have not been paid by the Borrowers (and to the extent that there are insufficient funds to pay all of the foregoing amounts, such amount shall be distributed to the foregoing parties, pro rata in accordance with the amounts due to such parties); and
               (v) to pay any remaining amounts to the Borrowers by transferring such amount to the account specified in writing by the Borrowers.
ARTICLE IX
ASSIGNMENT
     Section 9.01 Restrictions on Assignments. No Borrower may assign its rights hereunder or any interest herein without the prior written consent of the Lender. The Lender may, in the ordinary course of its business and in accordance with applicable law, at any time assign to one or more banks or other entities all (but not less than all) of its rights and obligations hereunder or under the other Facility Documents; provided, that such assignment shall require the prior consent of the Borrowers, which consent shall not be unreasonably withheld.
     Section 9.02 Evidence of Assignment; Endorsement on Notes. The Lender hereby agrees that it shall, endorse the Notes to reflect any assignments made pursuant to this Article IX or otherwise.
     Section 9.03 Rights of Assignee. Upon the assignment by the Lender of all of its rights and obligations hereunder, under the Notes and under the other Facility Documents to an assignee in accordance with Section 9.01, such assignee shall have all such rights and obligations of the Lender as set forth in such assignment or delegation, as applicable, and all references to the Lender in this Agreement or any Facility Document shall be deemed to apply to such assignee to the extent of such interest; provided that the Borrowers shall not be liable to any assignee for amounts pursuant to Article X in excess of the amount that would have been payable thereunder to the initial Lender. If any interest in any Facility Document transferred to any assignee which is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Lender shall cause such assignee, concurrently wit the effectiveness of such transfer, to comply with the provisions of Section 3.02.
     Section 9.04 [Reserved].
     Section 9.05 [Reserved].

ARTICLE X
INDEMNIFICATION
     Section 10.01 Indemnities by the Borrowers. Without limiting any other rights which any such Person may have hereunder or under applicable law, the Borrowers hereby agree to indemnify, the Lender, its Affiliates, successors, permitted transferees and assigns and all officers, directors, shareholders, controlling persons, employees and agents of any of the foregoing (each an “Indemnified Party”), forthwith on demand, from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys’ fees and disbursements (all of the foregoing being collectively referred to as “Indemnified Amounts”) awarded against or incurred by any of them arising out of or as a result of this Agreement, the other Facility Documents, or any transaction contemplated hereby or thereby excluding, however, (a) Indemnified Amounts to the extent a court of competent jurisdiction determines that they resulted from negligence, bad faith or willful misconduct on the part of such Indemnified Party, (b) in the event that the Lender has assigned its rights or delegated its obligations in respect of this Agreement, and the Indemnified Amounts with respect to such assignee exceed the Indemnified Amounts that would otherwise have been payable by the Borrowers to the Lender, the amount of such excess, and (c) any lost profits or indirect, exemplary, punitive or consequential damages of any Indemnified Party. In any suit, proceeding or action brought by the Lender in connection with any Collateral for any sum owing thereunder, or to enforce any provisions of any Collateral, the Borrowers will save, indemnify and hold the Lender harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by either Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Borrowers. The Borrowers also agree to reimburse the Lender as and when billed by the Lender for all the Lender’s reasonable out-of-pocket costs and expenses incurred in connection with the enforcement or the preservation of the Lender’s rights under this Agreement, the Note, any other Facility Document or any transaction contemplated hereby or thereby, including without limitation the reasonable fees and disbursements of its counsel. The Borrowers hereby acknowledge that, notwithstanding the fact that the Note is secured by the Collateral, the obligation of the Borrowers under the Note is a recourse obligation of the Borrowers. Under no circumstances shall any Indemnified Party be liable to the Borrowers for any lost profits or indirect, exemplary, punitive or consequential damages.
     Section 10.02 General Provisions. If for any reason the indemnification provided above in Section 10.01 (and subject to the limitations on indemnification contained therein) is unavailable to an Indemnified Party or is insufficient to hold an Indemnified Party harmless on the basis of public policy, then the Borrowers shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party on the one hand and the Borrowers on the other hand but also the relative fault of such Indemnified Party as well as any other relevant equitable considerations.

     The provisions of this Article X shall survive the termination of this Agreement and the payment of the Obligations.
ARTICLE XI
MISCELLANEOUS
     Section 11.01 Amendments, Etc. Neither this Agreement nor any provision hereof may be amended, supplemented, or modified except pursuant to an agreement or agreements in writing entered into by each Borrower and the Lender.
     Section 11.02 Notices, Etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by certified mail or overnight air courier, postage prepaid, or by facsimile, to the intended party at the address or facsimile number of such party set forth opposite its name on Schedule 11.02 or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, (i) if personally delivered, when received, (ii) if sent by overnight air courier, the next Business Day after delivery to the related air courier service, if delivery is guaranteed as of the next Business Day, (iii) if sent by certified mail, three Business Days after having been deposited in the mail, postage prepaid, and (iv) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means, if sent during business hours (if sent after business hours, then on the next Business Day) except that notices and communications pursuant to Article I shall not be effective until received.
     Section 11.03 No Waiver; Remedies. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
     Section 11.04 Binding Effect; Assignability. This Agreement shall be binding upon and inure to the benefit of each Borrower and the Lender, and their respective successors and assigns, provided, however, that nothing in the foregoing shall be deemed to authorize any assignment not permitted in Section 9.01.
     Section 11.05 GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (BUT WITH REFERENCE TO SECTION 5-1401 OF THE NEW YORK OBLIGATION LAW, WHICH BY ITS TERMS APPLIES TO THIS AGREEMENT). EACH PARTY HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE

LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO HEREBY CONSENTS TO PROCESS BEING SERVED IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, OR ANY DOCUMENT DELIVERED PURSUANT HERETO BY THE MAILING OF A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO ITS RESPECTIVE ADDRESS SPECIFIED AT THE TIME FOR NOTICES UNDER THIS AGREEMENT OR TO ANY OTHER ADDRESS OF WHICH IT SHALL HAVE GIVEN WRITTEN OR ELECTRONIC NOTICE TO THE OTHER PARTIES. THE FOREGOING SHALL NOT LIMIT THE ABILITY OF ANY PARTY HERETO TO BRING SUIT IN THE COURTS OF ANY JURISDICTION.
     EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.
     Section 11.06 [Reserved].
     Section 11.07 No Proceedings. The Lender hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of the Obligations, it will not institute against, cooperate with, encourage or join with any other Person in instituting against, either Borrower any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any Federal or state bankruptcy or similar law; provided, however, that nothing in this Section 11.07 shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Borrowers pursuant to this Agreement.
     Section 11.08 Entire Agreement. This Agreement and the Facility Documents embodies the entire agreement and understanding of the parties hereto and supersedes any and all prior agreements, arrangements and understanding relating to the matters provided for herein.
     Section 11.09 Acknowledgement. Each Borrower hereby acknowledges that:
          (a) it has been advised by counsel in the negotiation, execution and deliver of this Agreement, the Note and the other Facility Documents to which it is a party;
          (b) the Lender has no fiduciary relationship to it, and the relationship between it and the Lender is solely that of debtor and creditor; and
          (c) no joint venture exists among or between it and the Lender.
     Section 11.10 Captions and Cross References. The various captions (including, without limitation, the table of contents) in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to any underscored Section or Exhibit are to such Section or Exhibit of this Agreement, as the case may be.

     Section 11.11 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.
     Section 11.12 Confidentiality. Each party hereto agrees that it will hold any confidential information received from the other party pursuant to this Agreement or any other Facility Document, it being understood that this Agreement is confidential information of the Lender, in strict confidence, as long as such information remains confidential, except for disclosure to (i) its Affiliates, (ii) its legal counsel, accountants, and other professional advisors or to a permitted assignee or participant, (iii) regulatory officials, (iv) any Person as requested pursuant to or as required by law, regulation, or legal process, (v) any Person in connection with any legal proceeding to it is a party, (vi) rating agencies if requested or required by such agencies in connection with a rating, and (vii) any Investor or MBS Trustee. This Section 11.12 shall survive termination of this Agreement.
     Section 11.13 Survival. The obligations of the Borrowers under Sections 3.02 and 10.01 hereof shall survive the repayment of the Loans and the termination of this Agreement. In addition, each representation and warranty made, or deemed to be made by a request for a borrowing, herein or pursuant hereto shall survive the making of such representation and warranty, and the Lender shall not be deemed to have waived, by reason of making any Loan, any Default that may arise by reason of such representation or warranty proving to have been false or misleading, notwithstanding that the Lender may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such Loan was made.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

RESIDENTIAL FUNDING COMPANY, LLC, as Borrower
By:	/s/ John M. Peterson
	Name:	John M. Peterson
	Title:	Treasurer

GMAC MORTGAGE, LLC, as Borrower
By:	/s/ William Casey
	Name:	William Casey
	Title:	Treasurer

GMAC LLC, as a Lender
By:	/s/ David C. Walker
	Name:	David C. Walker
	Title:	Group VP and Treasurer

SCHEDULE I
DEFINITIONS
     1.1. Definitions. As used in this Agreement the following terms have the meanings as indicated:
     “364-Day Agreement” means the 364-Day Competitive Advance and Revolving Credit Facility dated as of June 11, 2007 among ResCap, the several lenders from time to time party thereto, the documentation agents named therein, Citibank, N.A., as syndication agent, and JPMorgan Chase Bank, N.A., as administrative agent, as such agreement may be amended, supplemented or modified from time to time, and any successor agreement or other agreement replacing such agreement in its entirety.
     “Account Control Agreements” means, collectively: (i) the Collection Account Control Agreement dated as of April 18, 2008 among RFC, the Lender and LaSalle Bank National Association, and (ii) the Collection Account Control Agreement dated as of April 18, 2008 among GMAC Mortgage, the Lender and LaSalle Bank National Association.
     “Additional Collateral” means, collectively, all Eligible Assets, Treasury Bills, Treasury Notes or Treasury Bonds owned by the Borrowers and specifically pledged to the Lender as secured party, from time to time, pursuant to the Agreement.
     “Advance” means any P&I Advance, T&I Advance, Corporate Advance or S&A Advance.
     “Affiliate” means, with respect to any Person, any other Person which, directly or indirectly, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” (together with the correlative meanings of “controlled by” and “under common control with”) means possession, directly or indirectly, of the power (a) to vote 20% or more of the securities (on a fully diluted basis) having ordinary voting power for the directors or managing general partners (or their equivalent) of such Person, or (b) to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract, or otherwise.
     “Agreement” has the meaning set forth in the preamble.
     “Ancillary Income” means all money which is due and payable in connection with each Mortgage Loan other than the Servicing Fee and specifically including, without limitation, late charge fees, assignment transfer fees, insufficient funds check charges, amortization schedule fees, interest from escrow accounts and all other incidental fees and charges and any Float Benefit, in each case, to the extent such amounts are allocable to a Mortgage Loan, and specifically excluding the Excluded Collateral.
     “Applicable Margin” means, with respect to all Loans, 2.00% (200 basis points).
     “Attributed Rate” means:

Sched. I-1

     (a) With respect to Eligible Servicing Rights, 50%;
     (b) With respect to Eligible Assets, 85%;
     (c) With respect to Treasury Bills, 98%;
     (d) With respect to Treasury Notes, 95%; and
     (e) With respect to Treasury Bonds, 92%;
provided, that no more than 50% of the Borrowing Base shall consist of Additional Collateral described in clauses (b) through (e) above.
     “Available Loan Amount” means, on any Business Day, an amount equal to the lesser of
     (a) the then current Commitment Amount minus the Outstanding Aggregate Loan Amount, and
     (b) the Borrowing Base.
     “Board” means the Board of Governors of the Federal Reserve System of the United States of America.
     “Borrower” has the meaning set forth in the preamble.
     “Borrower Default Servicing Fee” means the fee payable to the Borrowers as compensation for servicing the Mortgage Loans when and Event of Default has occurred and is continuing in an amount equal to $5 per Mortgage Loan per month.
     “Borrower Funding Request” means the request to fund a Loan on any Funding Date, substantially in the form of Exhibit 2.03, delivered in accordance with Section 2.03(b).
     “Borrowing Base” means, as of any date of determination, an amount equal to the aggregate Collateral Value of all Collateral for Loans that have been and remain pledged to the Lender hereunder.
     “Borrowing Base Certificate” means the borrowing base certificate, substantially in the form of Exhibit 2.04(b), delivered by the Borrowers to the Lender in accordance with Section 2.04(b).
     “Borrowing Base Deficiency” has the meaning set forth in Section 2.08(b).
     “Borrowing Base Report” means the borrowing base report, substantially in the form of Exhibit 2.04(a), delivered by the Borrower in accordance with Section 2.04(a) or (b).
     “Borrowing Base Shortfall Day” has the meaning set forth in Section 2.08(b).
     “Breakage Costs” means, those amounts payable by the Borrowers to the Lender in the event of (a) the payment of any principal of any Loan bearing interest at the LIBOR Rate other

Sched. I-2

than on the last day of an Optional Repayment Date or the Loan Repayment Date applicable thereto (including as a result of an Event of Default), or (b) the failure to borrow, continue or prepay any such Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked hereunder and is in fact revoked). In any such event, the Borrowers shall compensate the Lender for the loss, cost and expense attributable to such event, such compensation to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the LIBOR Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow or continue), for the period that would have been the Interest Period for such Loan, over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which the Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the LIBOR market; provided, that the Lender agree to take reasonable steps to avoid the need for, or reduce the amount of, such compensation, in a manner that will not, in the reasonable opinion of the Lender, be materially disadvantageous to the Lender.
     “Business Day” means any day other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions in the State of New York are required or authorized by law to be closed.
     “Change of Control” means ResCap ceases to own, either directly or indirectly, free and clear all liens or other encumbrances, all of the outstanding shares/voting stock of either Borrower on a fully diluted basis.
     “Closing Date” means the date on which all of the conditions set out in Section 5.01 are satisfied.
     “Collateral” has the meaning set forth in Section 4.01.
     “Collateral Value” means, for purposes of determining the value of the Borrowing Base from time to time, (x) with respect to the Additional Collateral, the Attributed Rate for such Additional Collateral multiplied by the market value of such Additional Collateral as determined by the Lender in its reasonable sole discretion, and (y) with respect to the Eligible Servicing Rights, the Attributed Rate for Eligible Servicing Rights multiplied by the Borrowers’ book value of the Eligible Servicing Rights as determined by the Borrowers in good faith.
     “Collection Accounts” has the meaning set forth in Section 8.03.
     “Collection Period” means, with respect to any Monthly Settlement Date, the calendar month most recently ended.
     “Collections” means any Servicing Fees, any excess servicing rights or retained yield, and any Ancillary Income that the Borrowers, as servicers, are entitled to receive pursuant to the Servicing Contracts.
     “Commitment Amount” means $750,000,000. The Borrowers may elect to reduce the Commitment Amount in accordance with Section 2.10.

Sched. I-3

     “Commitment Reduction Date” has the meaning set forth in Section 2.10.
     “Compliance Certificate” means a certificate in form acceptable to the Lender substantially in the form of Exhibit 7.01 hereto.
     “Corporate Advance” means, collectively, (a) any advance made by a Borrower as servicer pursuant to the Servicing Contracts to inspect, protect, preserve or repair properties that secure defaulted Mortgage Loans or that have been acquired through foreclosure or deed in lieu of foreclosure or other similar action pending disposition thereof, or for similar or related purposes, including, but not limited to, necessary legal fees and costs expended or incurred by a Borrower as servicer in connection with foreclosure, bankruptcy, eviction or litigation actions with or involving Mortgagors on defaulted Mortgage Loans, as well as costs to obtain clear title to such a property, to protect the priority of the lien created by a Mortgage Loan on such a property, and to dispose of properties taken through foreclosure or by deed in lieu thereof or other similar action, (b) any advance made by a Borrower as servicer pursuant to the Servicing Contracts to foreclose or undertake similar action with respect to a Mortgage Loan, and (c) any other out of pocket expenses incurred by a Borrower as servicer pursuant to the Servicing Contracts (including, for example, costs and expenses incurred in loss mitigation efforts and in processing assumptions of Mortgage Loans).
     “Custodial File” means with respect to any Mortgage Loan, a file pertaining to such Mortgage Loan being held by the Custodian that contains the mortgage documents pertaining to such Mortgage Loan.
     “Custodian” Any financial institution that holds documents for any of the Mortgage Loans on behalf of the Investor related thereto.
     “Default” means an Event of Default or an Unmatured Event of Default.
     “Default Rate” means, with respect to any Loan for any Interest Period, and any late payment of fees or other amounts due hereunder, the LIBOR Rate for the related Interest Period (or for all successive Interest Periods during which such fees or other amounts were delinquent), plus the Applicable Margin, plus 2% per annum.
     “Dollars” or “$” means dollars in lawful money of the United States of America.
     “Electronic Files” means the Initial Electronic File or any Subsequent Electronic File, as the context requires.
     “Eligible Assets” means any securities issued and/or guaranteed by Fannie Mae, Freddie Mac or Ginnie Mae that are acceptable to the Lender in its sole discretion.
     “Eligible Seller” means a Person who sold Mortgage Loans to either Borrower, which Mortgage Loans such Borrower subsequently resold to another party or securitized, and retained the servicing rights and obligations with respect thereto under a Servicing Contract.
     “Eligible Servicing Rights” means any portfolios of residential MSRs relating to the servicing of mortgage loans serviced by a Borrower under servicing agreements for the assets

Sched. I-4

     described below, including the right to receive servicing fees and other servicing compensation on the MSRs, to the maximum extent not prohibited by the provisions of the relevant servicing agreement.
•	Resi 1st Lien GNMA and Private/Whole Loan/Securitized

•	Resi Home Equity Private/Whole Loan and Securitizations

•	RFC Primary MSRs Whole Loan and Securitizations

•	RFC Master MSRs Whole Loan and Securitizations
     that are acceptable to the Lender in its sole discretion.
     “Event of Default” has the meaning set forth in Section 8.01.
     “Event of Bankruptcy” shall be deemed to have occurred with respect to a Person if either:
     (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or substantially all of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect;
     (b) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for, such Person or for arty substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due; or
     (c) the board of directors or other similar governing body of such Person (if such Person is a corporation, business trust, or similar entity) shall vote to implement any of the actions set forth in clause (b) above.
     “Excluded Collateral” means all right, title and interest of either Borrower, whether now owned or hereafter acquired, in, to and under its rights to reimbursement (a) for all Advances made under the Servicing Contracts and (b) all monies due or to become due and all amounts received or receivable with respect thereto and all proceeds (including “proceeds” as defined in the Uniform Commercial Code in effect in all relevant jurisdictions), together with all rights of such Borrower to enforce such rights to reimbursement.

Sched. I-5

     “Facility” means the loan facility provided to the Borrowers by the Lender pursuant to this Agreement.
     “Facility Documents” means this Agreement, the Notes, the Guarantee, the Account Control Agreement, the Servicing Contracts, and all notices, certificates, financing statements and other documents to be executed and delivered by the Borrowers or ResCap in connection with the transactions contemplated by this Agreement.
     “Fannie Mae” means Fannie Mae, formerly known as The Federal National Mortgage Association, or any successor thereto.
     “Fitch” means Fitch, Inc., and its successors in interest.
     “Float Benefit” means the net economic benefit resulting from investments of funds representing escrow and custodial deposits held for the account of the servicer relating to the Mortgage Loans.
     “Freddie Mac” means Freddie Mac, formerly known as The Federal Home Loan Mortgage Corporation, or any successor thereto.
     “Funding Date” shall mean the date of any Loan advance hereunder as provided in Section 2.03 hereof.
     “GAAP” means generally accepted accounting principles in effect from time to time in the United States of America and applied on a consistent basis.
     “Ginnie Mae” means Ginnie Mae, formerly known as The Government National Mortgage Association, or any successor thereto.
     “Governmental Authority” means any nation or government, any state or other political subdivision thereof, any municipality and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.
     “Guarantee” means the guarantee dated as of April 18, 2008, executed by ResCap in favor of the Lender.
     “Indebtedness” means as to any Person, (a) obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered; (c) indebtedness of others secured by a Lien on the property of such Person, whether or not the respective indebtedness so secured has been assumed by such Person; (d) obligations (contingent or otherwise) of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person; (e) capital lease obligations

Sched. I-6

of such Person; (f) obligations of such Person under repurchase agreements or like arrangements; (g) indebtedness of others guaranteed by such Person; (h) all obligations of such Person incurred in connection with the acquisition or carrying of fixed assets by such Person; (i) indebtedness of general partnerships of which such Person is a general partner; and (j) any other indebtedness of such Person by a note, bond, debenture or similar instrument.
     “Indemnified Amounts” has the meaning set forth in Section 10.01.
     “Indemnified Party” has the meaning set forth in Section 10.01.
     “Initial Borrowing Base Report” means the borrowing base report, substantially in the form of Exhibit 2.04, delivered by the Borrower in accordance with Section 2.04(a) based on the Initial Electronic File.
     “Initial Borrower Funding Request” means the request to fund the Loan on the Initial Funding Date, substantially in the form of Exhibit 2.03, delivered in accordance with Section 2.03(a), that is current as of the end of the previous calendar month.
     “Initial Electronic File” means the electronic file, containing the information set out in Exhibit 4.08 as of the close of business on or about April 14, 2008, delivered by the Borrowers to the Lender pursuant to Section 2.03(a).
     “Initial Funding Date” means the Funding Date on which the first Loan is made pursuant to this Agreement, as specified in the Initial Borrower Funding Request.
     “Interest Period” means, for any Loan, (i) an initial period beginning on the Funding Date for such Loan and ending on the last day of the calendar month in which such Funding Date occurs; and (ii) subsequent consecutive periods thereafter, beginning on the first day of each subsequent calendar month and ending on the earlier of (x) the last day of the same calendar month in which such Interest Period began and (y) the Loan Repayment Date.
     “Interest Rate” means, with respect to all Loans, the LIBOR Rate plus the Applicable Margin, payable on the last Business Day of each Interest Period.
     “Investment Company Act” means the Investment Company Act of 1940, as amended, together with the rules and regulations promulgated thereunder.
     “Investor” shall mean the trust owning mortgage loans that have been securitized or Persons who have purchased whole loans in servicing retained form.
     “Lender” has the meaning set forth in the preamble.
     “LIBOR Rate” means, with respect to any Loan for any Interest Period, the rate appearing on Page 3750 of the Dow Jones “Markets” screen (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Lender from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to

Sched. I-7

the commencement of such Interest Period, as the rate for dollar deposits with a maturity of one (1) month. In the event that such rate is not available at such time for any reason, then the “LIBOR Rate” with respect to such Interest Period shall be the rate at which dollar deposits of an amount comparable to the amount of the requested Loan and for a maturity of one (1) month are offered by the principal London office of JPMorgan Chase Bank in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.
     “Lien” means with respect to any property or asset of any Person (a) any mortgage, lien, pledge, charge or other security interest or encumbrance of any kind in respect of such property or asset or (b) the interest of a vendor or lessor arising out of the acquisition of or agreement to acquire such property or asset under any conditional sale agreement, lease purchase agreement or other title retention agreement, and in each case, other than the Investor’s rights and interests in the related Servicing Rights.
     “Loan Documents” means this Agreement, the Notes, the Guarantee, the Account Control Agreement, and all notices, certificates, financing statements and other documents to be executed and delivered by the Borrowers or ResCap in connection with the transactions contemplated by this Agreement.
     “Loan Repayment Date,” means the earlier of (i) October 17, 2008, or if such day is not a Business Day, the immediately preceding Business Day, (ii) upon the Borrowers’ receipt of a commitment from a third-party lender for a replacement facility to be secured by the Collateral, the day specified by either the Borrowers or the Lender upon at least 20 Business Days’ written notice, or (iii) such earlier date as may be notified by Lender in accordance with Section 8.02(a); provided however that the Loan Repayment Date may be extended or accelerated by the mutual agreement of the Lender and Borrowers.
     “Loans” has the meaning set forth in Section 2.01.
     “Material Adverse Effect” means a material adverse effect on (i) the assets, business, operations, property, or financial condition of the Borrowers, (ii) the ability of the Borrowers to perform its obligations under any of the Facility Documents to which it is a party, (iii) the validity or enforceability of any of the Facility Documents, or (iv) the enforceability, perfection or priority of the Lender’s security interest in the Collateral.
     “MBS” means Mortgage Backed Security.
     “MBS Pool” means pools of Mortgage Loans that are sold into securities.
     “MBS Trust” means any of the trusts or trust estates in which the Mortgage Loans being serviced by either Borrower are held by the related MBS Trustee.
     “MBS Trustee” means a trustee of an MBS Trust.
     “Monthly Settlement Date” means the 20th day of each calendar month or, if such 20th is not a Business Day, the first Business Day thereafter, commencing May 20, 2008.

Sched. I-8

     “Moody’s” means Moody’s Investors Service, Inc. or its successor in interest.
     “Mortgage” means a mortgage, mortgage deed, deed of trust, or other instrument creating a first lien on or first priority security interest in an estate in fee simple in real property securing a Mortgage Note including any riders, assumption agreements or modifications relating thereto.
     “Mortgage File” means, with respect to any Mortgage Loan, a file or files pertaining to such Mortgage Loan that contains the mortgage documents pertaining to such Mortgage Loan and any additional mortgage documents pertaining to such Mortgage Loan required by the Lender.
     “Mortgage Loan” means any mortgage loan or installment sales contract or similar asset serviced by either Borrower pursuant to a Servicing Contract.
     “Mortgage Note” means note or other evidence of indebtedness of a Mortgagor secured by a Mortgage pertaining to a Mortgage Loan.
     “Mortgagor” means the obligor on a Mortgage Note.
     “MSRs” means master servicing rights, servicing rights and primary servicing rights arising under Servicing Contracts.
     “Note” means the promissory note of the Borrowers issued to the Lender, in substantially the form of Exhibit 2.02(a), as amended from time to time, and any replacement thereof or substitution therefor.
     “Obligations” means the Outstanding Aggregate Loan Amount, all accrued interest thereon and all other amounts payable by the Borrowers to the Lender pursuant to this Agreement, the Note or any other Facility Document.
     “Outstanding Aggregate Loan Amount” means, at any time, the aggregate principal amount of the Loans funded by the Lender, minus the aggregate amount of payments received by the Lender prior to such time and applied to reduce the principal amount of the Loans.
     “P&I” means principal and interest.
     “P&I Advance” means any advance disbursed by either Borrower as servicer pursuant to any Servicing Contract of delinquent interest and/or principal on the related Mortgage Loans.
     “Person” means any individual, corporation, estate, partnership, limited liability company, limited liability partnership, joint venture, association, joint-stock company, business trust, trust, unincorporated organization, government or any agency or political subdivision thereof, or other entity of a similar nature.
     “Pool” means group of Mortgage Loans, which are the security for a mortgage-backed security issued by any Investor.
     “Prepayment Notice” means a notice substantially in the form of Exhibit 2.08(b).

Sched. I-9

     “Recourse Servicing Obligations” means with respect to any Mortgage Loan, (a) any obligation or liability (actual or contingent) of the servicer in respect of such Mortgage Loan to indemnify the relevant Investor for any losses incurred in respect of any Mortgage Loan that was determined at the time of sale to have been ineligible for sale to the applicable Investor due to a breach of one or more representations and warranties but accepted for purchase subject to any waiver and indemnity obligations, or (b) any other obligations described from time to time as being sold “with recourse”.
     “Recovered Advance Amount” means amounts paid from time to time pursuant to Section 8.03(b) hereof to the extent the servicer has recovered such amounts during the related Collection Period from proceeds received from the related Mortgagor or from the related mortgage insurance or related guaranty claim receipts, the amount of all P&I Advances, Prepayment Interest Shortfall advances and Corporate Advances theretofore made by the Borrowers which have not previously been reimbursed.
     “Related Escrow Account Balances” means the balance, on the related Funding Date, of any escrow or impound accounts maintained by either Borrower which relate to any Mortgage Loan, including, without limitation, items escrowed for mortgage insurance, property taxes (either real or personal), hazard insurance, flood insurance, ground rents, or any other escrow or impound items required by any Mortgage Note or Mortgage, reduced by any unpaid real estate taxes or insurance premiums required to be paid by such Borrower, with respect to which amounts have been escrowed by the related Mortgagor.
     “Related Principal and Interest Custodial Accounts” means all principal and interest custodial accounts maintained by either Borrower that relate to any Mortgage Loan or Pool.
     “Relevant Electronic File” means, on any Business Day, the most recently delivered Electronic File that was delivered at least three Business Days prior to such date of determination (or such lesser number of days as of the Lender may deem acceptable from time to time in its sole discretion).
     “Repayment Notice” means a notice substantially in the form of Exhibit 2.08(a).
     “Requirements of Law” means, with respect to any Person or any of its property, the certificate of incorporation or articles of association and by-laws, certificate of limited partnership, limited partnership agreement or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of any arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject, whether Federal, state or local (including, without limitation, usury laws, the Federal Truth in Lending Act and retail installment sales acts).
     “ResCap” means Residential Capital, LLC, a Delaware limited liability company and its successor in interest.
     “Responsible Officer” means (a) with respect to each Borrower, the chief executive officer, president, chief financial officer, treasurer, assistant vice president, assistant treasurer, secretary or assistant secretary of such Borrower, or any other officer having substantially the

Sched. I-10

same authority and responsibility; provided, that with respect specifically to the obligations of each Borrower set forth in Section 7.01(i) hereof, only the chief financial officer, treasurer, assistant treasurer, or comptroller of such Borrower Party shall be deemed to be a Responsible Officer; and (b) with respect to the Lender, a lending officer charged with responsibility for the day to day management of the relationship of such institution with such Borrower.
     “S&A Advance” means (a) any amount paid by either Borrower to any Investor to repurchase a Mortgage Loan previously sold by such Borrower to such Investor due to an ineligibility of such Mortgage Loan for sale for such Investor, and (b) any amount required to be paid by such Borrower to such Investor or an MBS Trust as a result of an overstated principal balance by an Eligible Seller with respect to a Mortgage Loan sold by such Eligible Seller to such Borrower and further conveyed by such Borrower to such Investor or an MBS Trust, in respect of either of which such Borrower has a valid and enforceable contractual claim against an Eligible Seller who had sold such Mortgage Loan to such Borrower to repurchase such Mortgage Loan from such Borrower for at least the same amount paid by such Borrower to such Investor or an MBS Trust to repurchase such Mortgage Loan.
     “S&P” means Standard & Poor’s, a division of The McGraw Hill Companies, Inc.
     “Servicing Contract” means any agreement, whether titled a “servicing agreement,” a “pooling and servicing agreement,” a “sale and servicing agreement,” or otherwise, pursuant to which either of the Borrowers is obligated to perform collection, enforcement or foreclosure services with respect to, or to maintain and remit any funds collected from persons obligated on, (i) any loan transferred (whether absolutely or for security) to the issuer, as identified in the second column of each of Schedule II-A, Schedule II-D and Schedule II-F, of any of the series as identified by series name in the first column of such Schedules, (ii) any loan transferred by RFC under an agreement designated by the series name identified in the first column of each of Schedule II-B and Schedule II-C, or (iii) any pool of loans transferred by GMAC Mortgage to any investor on any of the dates identified on each of Schedule II-E and Schedule II-G but excluding any pool of loans transferred on any such dates either (a) pursuant to any agreement to which Fannie Mae or Freddie Mac is a party, or (b) to an entity serving as a trustee for others; and with respect to (i)-(iii), as such Schedules may be amended, modified or replaced by the Borrowers from time to time with the prior written consent of the Lender, which consent shall not be unreasonably withheld.
     “Servicing Fee” means the total amount of the fee payable to the Borrowers as compensation for servicing and administering the Mortgage Loans.
     “Servicing Rights” means each Borrower’s right, title and interest in, to and under each Servicing Contract, whether now or hereafter existing, acquired or created, whether or not yet accrued, earned, due or payable, as well as all other present and future right and interest under such Servicing Contract, including, without limitation, the right (i) to receive the Servicing Fee income payable after the related Funding Date (including without limitation, any Uncollected Fees), (ii) to receive reimbursement for any Advances, (iii) any and all Ancillary Income received after the related Funding Date, (iv) to hold and administer the Related Escrow Account Balances, (v) to hold and administer, in accordance with the applicable Servicing Contract, the Related Principal and Interest Custodial Account, the Custodial File, and the Mortgage File

Sched. I-11

arising from or connected to the servicing of such Mortgage Loan under this Agreement and (vi) all proceeds, income, profits, rents and products of any of the foregoing; but with respect to (i)-(vi) above specifically excluding the Excluded Collateral.
     “Solvent” means, with respect to any Person at any time, a condition under which:
     (i) the fair value and present fair saleable value of such Person’s total assets is, on the date of determination, greater than such Person’s total liabilities (including contingent and unliquidated liabilities) at such time;
     (ii) the fair value and present fair saleable value of such Person’s assets is greater than the amount that will be required to pay such Person’s probable liability on its existing debts as they become absolute and matured (“debts”, for this purpose, includes all legal liabilities, whether matured or unmatured, liquidated or unliquidated, absolute, fixed, or contingent);
     (iii) such Person is and shall continue to be able to pay all of its liabilities as such liabilities mature; and
     (iv) such Person does not have unreasonably small capital with which to engage in its current and in its anticipated business.
     For purposes of this definition:
     (A) the amount of a Person’s contingent or unliquidated liabilities g any time shall be that amount which, in light of all the facts and circumstances then existing, represents the amount which can reasonably be expected to become an actual or matured liability;
     (B) the “fair value” of an asset shall be the amount which may be realized within a reasonable time either through collection or sale of such asset at its regular market value;
     (C) the “regular market value” of an asset shall be the amount which a capable and diligent business person could obtain for such asset from an interested buyer who is willing to purchase such asset under ordinary selling conditions; and
     (D) the “present fair saleable value” of an asset means the amount which can be obtained if such asset is sold with reasonable promptness in an arms-length transaction in an existing and not theoretical market.
     “Subsequent Electronic File” means any electronic file, in form and substance acceptable to the Lender and containing the information set out in Exhibit 4.08, delivered by the Borrowers to the Lender subsequent to the Initial Electronic File, pursuant to Section 2.03(b), and reflecting mortgage loans serviced by the Borrowers as of the close of business no more than two (2) Business Days prior to the date of its delivery, except with regard to the Subsequent Electronic File delivered on or prior to the third Business Day of each calendar month, which shall reflect such information as of the close of business on the last Business Day of the preceding calendar month.

Sched. I-12

     “Subsidiary” means a corporation of which a Person and/or its other Subsidiaries own, directly or indirectly, such number of outstanding shares as have more than 50% of the ordinary voting power for the election of directors.
     “T&I Advance” means an advance made by either Borrower as servicer with respect to a Mortgage Loan pursuant to the servicer’s obligation to do so under any Servicing Contract of real estate taxes and assessments, or of hazard, flood or primary mortgage insurance premiums, required to be paid by the related Mortgagor under the terms of the related Mortgage Loan.
     “Treasury Bills” means negotiable debt obligations issued by the U.S. Treasury Department having an original maturity at issuance of not more than one year.
     “Treasury Bonds” means any negotiable debt obligations issued by the U.S. Treasury Department, or any successor thereto, having an original maturity at issuance of more than 10 years.
     “Treasury Notes” means any negotiable debt obligations issued by the U.S. Treasury Department having an original maturity at issuance of more than one year but not more than 10 years.
     “UCC” means the Uniform Commercial Code as from time to time in effect in the State of Delaware.
     “Uncollected Fees” With respect to any Mortgage Loan, any accrued late charges, NSF fees, assumption fees, and other fees charged to Mortgagors in connection with the servicing of such Mortgage Loan which have not been collected by either Borrower as of the related Funding Date.
     “Unmatured Event of Default” means any event that, with the giving of notice or lapse of time, or both, would become an Event of Default.
     “Utilization Amount” has the meaning set forth in Section 3.03(b).

Sched. I-13

SCHEDULE II
SERVICING CONTRACTS

Schedule II-A	Master Servicing Securitizations, with RFC as servicer
Schedule II-B	Master Servicing Whole Loan Sales, with RFC as servicer
Schedule II-C	Primary Servicing Whole Loan Sales, with RFC as servicer
Schedule II-D	Primary Servicing Securitizations, with RFC as servicer
Schedule II-E	None
Schedule II-F	Home Equity Securitizations, with GMAC Mortgage as servicer
Schedule II-G	None

Schedule II-A: Master Servicing Securitizations, with RFC as servicer

Series Name	Issuer	Deal ID	Trustee
1999-QS4	Residential Accredit Loans, Inc.	2713	Deutsche Bank Trust Co. Americas f/k/a Bankers Trust Co.
1999-RS1	Residential Asset Securities Corp.	2774	JPMorgan Chase Bank, N.A. f/k/a First National Bank Of Chicago
2001-KS1	Residential Asset Securities Corp.	5982	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2001-KS2	Residential Asset Securities Corp.	7162	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2001-KS3	Residential Asset Securities Corp.	7842	Deutsche Bank Trust Co. Americas f/k/a Bankers Trust Co.
2001-QS13	Residential Accredit Loans, Inc.	7682	Deutsche Bank Trust Co. Americas f/k/a Bankers Trust Co.
2001-QS16	Residential Accredit Loans, Inc.	8082	Deutsche Bank Trust Co. Americas f/k/a Bankers Trust Co.
2001-QS17	Residential Accredit Loans, Inc.	8102	Deutsche Bank Trust Co. Americas f/k/a Bankers Trust Co.
2001-QS18	Residential Accredit Loans, Inc.	8282	Deutsche Bank Trust Co. Americas f/k/a Bankers Trust Co.
2001-QS19	Residential Accredit Loans, Inc.	8322	Deutsche Bank Trust Co. Americas f/k/a Bankers Trust Co.
2001-RM2	Residential Asset Mortgage Products, Inc.	8402	JPMorgan Chase Bank, N.A.
2001-RS1	Residential Asset Mortgage Products, Inc.	6002	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2001-RS2	Residential Asset Mortgage Products, Inc.	6402	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2001-RS3	Residential Asset Mortgage Products, Inc.	7922	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2002-HI4	Residential Funding Mortgage Securities II, Inc.	11537	JPMorgan Chase Bank, N.A.
2002-HI5	Residential Funding Mortgage Securities II, Inc.	11598	JPMorgan Chase Bank, N.A.
2002-HS3	Home Equity Loan Trust 2002-HS3	11539	JPMorgan Chase Bank, N.A.
2002-KS1	Residential Asset Securities Corp.	10222	Deutsche Bank Trust Co. Americas f/k/a Bankers Trust Co.
2002-KS2	Residential Asset Securities Corp.	11338	Deutsche Bank Trust Co. Americas f/k/a Bankers Trust Co.
2002-KS4	Residential Asset Securities Corp.	11484	JPMorgan Chase Bank, N.A.
2002-KS6	Residential Asset Securities Corp.	11527	JPMorgan Chase Bank, N.A.
2002-KS8	Residential Asset Securities Corp.	11576	JPMorgan Chase Bank, N.A.
2002-QS1	Residential Accredit Loans, Inc.	10282	Deutsche Bank Trust Co. Americas f/k/a Bankers Trust Co.
2002-QS10	Residential Accredit Loans, Inc.	11508	Deutsche Bank Trust Co. Americas
2002-QS11	Residential Accredit Loans, Inc.	11509	Deutsche Bank Trust Co. Americas
2002-QS12	Residential Accredit Loans, Inc.	11523	Deutsche Bank Trust Co. Americas
2002-QS13	Residential Accredit Loans, Inc.	11524	Deutsche Bank Trust Co. Americas
2002-QS14	Residential Accredit Loans, Inc.	11525	Deutsche Bank Trust Co. Americas
2002-QS15	Residential Accredit Loans, Inc.	11543	Deutsche Bank Trust Co. Americas
2002-QS16	Residential Accredit Loans, Inc.	11544	Deutsche Bank Trust Co. Americas
2002-QS17	Residential Accredit Loans, Inc.	11556	Deutsche Bank Trust Co. Americas
2002-QS18	Residential Accredit Loans, Inc.	11580	Deutsche Bank Trust Co. Americas
2002-QS19	Residential Accredit Loans, Inc.	11581	Deutsche Bank Trust Co. Americas
2002-QS2	Residential Accredit Loans, Inc.	10542	Deutsche Bank Trust Co. Americas f/k/a Bankers Trust Co.
2002-QS3	Residential Accredit Loans, Inc.	11122	Deutsche Bank Trust Co. Americas f/k/a Bankers Trust Co.
2002-QS4	Residential Accredit Loans, Inc.	11282	Deutsche Bank Trust Co. Americas f/k/a Bankers Trust Co.
2002-QS5	Residential Accredit Loans, Inc.	11452	Deutsche Bank Trust Co. Americas f/k/a Bankers Trust Co.
2002-QS6	Residential Accredit Loans, Inc.	11460	Deutsche Bank Trust Co. Americas f/k/a Bankers Trust Co.
2002-QS7	Residential Accredit Loans, Inc.	11469	Deutsche Bank Trust Co. Americas f/k/a Bankers Trust Co.
2002-QS8	Residential Accredit Loans, Inc.	11470	Deutsche Bank Trust Co. Americas f/k/a Bankers Trust Co.
2002-QS9	Residential Accredit Loans, Inc.	11497	Deutsche Bank Trust Co. Americas f/k/a Bankers Trust Co.
2002-RM1	Residential Asset Mortgage Products, Inc.	11582	Deutsche Bank Trust Co. Americas
2002-RP1	Residential Asset Mortgage Products, Inc.	10802	JPMorgan Chase Bank, N.A.
2002-RP2	Residential Asset Mortgage Products, Inc.	11546	JPMorgan Chase Bank, N.A.
2002-RS1	Residential Asset Mortgage Products, Inc.	10202	JPMorgan Chase Bank, N.A.
2002-RS2	Residential Asset Mortgage Products, Inc.	10982	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2002-RS3	Residential Asset Mortgage Products, Inc.	11478	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2002-RS4	Residential Asset Mortgage Products, Inc.	11511	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2002-RS5	Residential Asset Mortgage Products, Inc.	11526	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2002-RS6	Residential Asset Mortgage Products, Inc.	11558	JPMorgan Chase Bank, N.A.
2002-RS7	Residential Asset Mortgage Products, Inc.	11592	JPMorgan Chase Bank, N.A.
2002-RZ2	Residential Asset Mortgage Products, Inc.	11461	JPMorgan Chase Bank, N.A.
2002-RZ3	Residential Asset Mortgage Products, Inc.	11512	JPMorgan Chase Bank, N.A.
2002-RZ4	Residential Asset Mortgage Products, Inc.	11545	JPMorgan Chase Bank, N.A.
2002-S11	Residential Funding Mortgage Securities I, Inc.	11507	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2002-S12	Residential Funding Mortgage Securities I, Inc.	11519	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2002-S13	Residential Funding Mortgage Securities I, Inc.	11541	Deutsche Bank Trust Co. Americas
2002-S14	Residential Funding Mortgage Securities I, Inc.	11520	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2002-S15	Residential Funding Mortgage Securities I, Inc.	11521	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
Sched. II-A-1

Schedule II-A: Master Servicing Securitizations, with RFC as servicer

Series Name	Issuer	Deal ID	Trustee
2002-S16	Residential Funding Mortgage Securities I, Inc.	11542	Deutsche Bank Trust Co. Americas
2002-S17	Residential Funding Mortgage Securities I, Inc.	11555	Deutsche Bank Trust Co. Americas
2002-S18	Residential Funding Mortgage Securities I, Inc.	11577	Deutsche Bank Trust Co. Americas
2002-S19	Residential Funding Mortgage Securities I, Inc.	11578	Deutsche Bank Trust Co. Americas
2002-S20	Residential Funding Mortgage Securities I, Inc.	11579	Deutsche Bank Trust Co. Americas
2002-SL1	Residential Asset Mortgage Products, Inc.	11463	JPMorgan Chase Bank, N.A.
2003-HI1	Residential Funding Mortgage Securities II, Inc.	11650	JPMorgan Chase Bank, N.A.
2003-HI2	Residential Funding Mortgage Securities II, Inc.	11698	JPMorgan Chase Bank, N.A.
2003-HI3	Home Loan Trust 2003-HI3	11742	JPMorgan Chase Bank, N.A.
2003-HI4	Residential Funding Mortgage Securities II, Inc.	11808	JPMorgan Chase Bank, N.A.
2003-HS1	Home Equity Loan Trust 2003-HS1	11652	JPMorgan Chase Bank, N.A.
2003-HS2	Home Equity Loan Trust 2003-HS2	11696	JPMorgan Chase Bank, N.A.
2003-HS3	Home Equity Loan Trust 2003-HS3	11744	JPMorgan Chase Bank, N.A.
2003-HS4	Home Equity Loan Trust 2003-HS4	11810	JPMorgan Chase Bank, N.A.
2003-KS10	Residential Asset Securities Corp.	11772	JPMorgan Chase Bank, N.A.
2003-KS11	Residential Asset Securities Corp.	11800	JPMorgan Chase Bank, N.A.
2003-KS2	Residential Asset Securities Corp.	11627	JPMorgan Chase Bank, N.A.
2003-KS3	Residential Asset Securities Corp.	11657	JPMorgan Chase Bank, N.A.
2003-KS4	Residential Asset Securities Corp.	11670	JPMorgan Chase Bank, N.A.
2003-KS5	Residential Asset Securities Corp.	11683	JPMorgan Chase Bank, N.A.
2003-KS6	Residential Asset Securities Corp.	11706	JPMorgan Chase Bank, N.A.
2003-KS7	Residential Asset Securities Corp.	11720	JPMorgan Chase Bank, N.A.
2003-KS8	Residential Asset Securities Corp.	11734	JPMorgan Chase Bank, N.A.
2003-KS9	Residential Asset Securities Corp.	11750	JPMorgan Chase Bank, N.A.
2003-QS1	Residential Accredit Loans, Inc.	11600	Deutsche Bank Trust Co. Americas
2003-QS10	Residential Accredit Loans, Inc.	11669	Deutsche Bank Trust Co. Americas
2003-QS11	Residential Accredit Loans, Inc.	11681	Deutsche Bank Trust Co. Americas
2003-QS12	Residential Accredit Loans, Inc.	11682	Deutsche Bank Trust Co. Americas
2003-QS13	Residential Accredit Loans, Inc.	11704	Deutsche Bank Trust Co. Americas
2003-QS14	Residential Accredit Loans, Inc.	11705	Deutsche Bank Trust Co. Americas
2003-QS15	Residential Accredit Loans, Inc.	11718	Deutsche Bank Trust Co. Americas
2003-QS16	Residential Accredit Loans, Inc.	11719	Deutsche Bank Trust Co. Americas
2003-QS17	Residential Accredit Loans, Inc.	11732	Deutsche Bank Trust Co. Americas
2003-QS18	Residential Accredit Loans, Inc.	11733	Deutsche Bank Trust Co. Americas
2003-QS19	Residential Accredit Loans, Inc.	11749	Deutsche Bank Trust Co. Americas
2003-QS2	Residential Accredit Loans, Inc.	11610	Deutsche Bank Trust Co. Americas
2003-QS20	Residential Accredit Loans, Inc.	11770	Deutsche Bank Trust Co. Americas
2003-QS21	Residential Accredit Loans, Inc.	11771	Deutsche Bank Trust Co. Americas
2003-QS22	Residential Accredit Loans, Inc.	11797	Deutsche Bank Trust Co. Americas
2003-QS23	Residential Accredit Loans, Inc.	11798	Deutsche Bank Trust Co. Americas
2003-QS3	Residential Accredit Loans, Inc.	11611	Deutsche Bank Trust Co. Americas
2003-QS4	Residential Accredit Loans, Inc.	11624	Deutsche Bank Trust Co. Americas
2003-QS5	Residential Accredit Loans, Inc.	11625	Deutsche Bank Trust Co. Americas
2003-QS6	Residential Accredit Loans, Inc.	11626	Deutsche Bank Trust Co. Americas
2003-QS7	Residential Accredit Loans, Inc.	11655	Deutsche Bank Trust Co. Americas
2003-QS8	Residential Accredit Loans, Inc.	11656	Deutsche Bank Trust Co. Americas
2003-QS9	Residential Accredit Loans, Inc.	11668	Deutsche Bank Trust Co. Americas
2003-RM1	Residential Asset Mortgage Products, Inc.	11629	Deutsche Bank Trust Co. Americas
2003-RM2	Residential Asset Mortgage Products, Inc.	11672	Deutsche Bank Trust Co. Americas
2003-RP1	Residential Asset Mortgage Products, Inc.	11659	JPMorgan Chase Bank, N.A.
2003-RP2	Residential Asset Mortgage Products, Inc.	11722	JPMorgan Chase Bank, N.A.
2003-RS1	Residential Asset Mortgage Products, Inc.	11612	JPMorgan Chase Bank, N.A.
2003-RS10	Residential Asset Mortgage Products, Inc.	11773	JPMorgan Chase Bank, N.A.
2003-RS11	Residential Asset Mortgage Products, Inc.	11801	JPMorgan Chase Bank, N.A.
2003-RS2	Residential Asset Mortgage Products, Inc.	11630	JPMorgan Chase Bank, N.A.
2003-RS3	Residential Asset Mortgage Products, Inc.	11658	JPMorgan Chase Bank, N.A.
2003-RS4	Residential Asset Mortgage Products, Inc.	11671	JPMorgan Chase Bank, N.A.
2003-RS5	Residential Asset Mortgage Products, Inc.	11684	JPMorgan Chase Bank, N.A.
2003-RS6	Residential Asset Mortgage Products, Inc.	11707	JPMorgan Chase Bank, N.A.
Sched. II-A-2

Schedule II-A: Master Servicing Securitizations, with RFC as servicer

Series Name	Issuer	Deal ID	Trustee
2003-RS7	Residential Asset Mortgage Products, Inc.	11721	JPMorgan Chase Bank, N.A.
2003-RS8	Residential Asset Mortgage Products, Inc.	11735	JPMorgan Chase Bank, N.A.
2003-RS9	Residential Asset Mortgage Products, Inc.	11751	JPMorgan Chase Bank, N.A.
2003-RZ1	Residential Asset Mortgage Products, Inc.	11602	JPMorgan Chase Bank, N.A.
2003-RZ2	Residential Asset Mortgage Products, Inc.	11628	JPMorgan Chase Bank, N.A.
2003-RZ3	Residential Asset Mortgage Products, Inc.	11685	JPMorgan Chase Bank, N.A.
2003-RZ4	Residential Asset Mortgage Products, Inc.	11736	JPMorgan Chase Bank, N.A.
2003-RZ5	Residential Asset Mortgage Products, Inc.	11802	JPMorgan Chase Bank, N.A.
2003-S1	Residential Funding Mortgage Securities I, Inc.	11599	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2003-S10	Residential Funding Mortgage Securities I, Inc.	11678	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2003-S11	Residential Funding Mortgage Securities I, Inc.	11679	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2003-S12	Residential Funding Mortgage Securities I, Inc.	11677	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2003-S13	Residential Funding Mortgage Securities I, Inc.	11680	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2003-S14	Residential Funding Mortgage Securities I, Inc.	11703	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2003-S15	Residential Funding Mortgage Securities I, Inc.	11717	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2003-S16	Residential Funding Mortgage Securities I, Inc.	11730	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2003-S17	Residential Funding Mortgage Securities I, Inc.	11731	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2003-S18	Residential Funding Mortgage Securities I, Inc.	11747	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2003-S19	Residential Funding Mortgage Securities I, Inc.	11748	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2003-S2	Residential Funding Mortgage Securities I, Inc.	11608	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2003-S20	Residential Funding Mortgage Securities I, Inc.	11796	JPMorgan Chase Bank, N.A.
2003-S3	Residential Funding Mortgage Securities I, Inc.	11609	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2003-S4	Residential Funding Mortgage Securities I, Inc.	11622	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2003-S5	Residential Funding Mortgage Securities I, Inc.	11623	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2003-S6	Residential Funding Mortgage Securities I, Inc.	11653	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2003-S7	Residential Funding Mortgage Securities I, Inc.	11666	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2003-S8	Residential Funding Mortgage Securities I, Inc.	11667	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2003-S9	Residential Funding Mortgage Securities I, Inc.	11654	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2003-SL1	Residential Asset Mortgage Products, Inc.	11774	JPMorgan Chase Bank, N.A.
2004-HI1	Residential Funding Mortgage Securities II, Inc.	11850	JPMorgan Chase Bank, N.A.
2004-HI2	Home Loan Trust 2004-HI2	11898	JPMorgan Chase Bank, N.A.
2004-HI3	Home Loan Trust 2004-HI3	11942	JPMorgan Chase Bank, N.A.
2004-HS1	Home Equity Loan Trust 2004-HS1	11848	JPMorgan Chase Bank, N.A.
2004-HS2	Home Equity Loan Trust 2004-HS2	11896	JPMorgan Chase Bank, N.A.
2004-HS3	Home Equity Loan Trust 2004-HS3	11944	JPMorgan Chase Bank, N.A.
2004-KR1	Residential Asset Mortgage Products, Inc.	11841	JPMorgan Chase Bank, N.A.
2004-KR2	Residential Asset Mortgage Products, Inc.	11928	JPMorgan Chase Bank, N.A.
2004-KS1	Residential Asset Securities Corp.	11820	JPMorgan Chase Bank, N.A.
2004-KS10	Residential Asset Securities Corp.	11946	JPMorgan Chase Bank, N.A.
2004-KS11	Residential Asset Securities Corp.	11970	JPMorgan Chase Bank, N.A.
2004-KS12	Residential Asset Securities Corp.	11995	U.S. Bank, N.A.
2004-KS2	Residential Asset Securities Corp.	11825	JPMorgan Chase Bank, N.A.
2004-KS3	Residential Asset Securities Corp.	11835	JPMorgan Chase Bank, N.A.
2004-KS4	Residential Asset Securities Corp.	11854	JPMorgan Chase Bank, N.A.
2004-KS5	Residential Asset Securities Corp.	11865	JPMorgan Chase Bank, N.A.
2004-KS6	Residential Asset Securities Corp.	11882	JPMorgan Chase Bank, N.A.
2004-KS7	Residential Asset Securities Corp.	11904	JPMorgan Chase Bank, N.A.
2004-KS8	Residential Asset Securities Corp.	11912	JPMorgan Chase Bank, N.A.
2004-KS9	Residential Asset Securities Corp.	11924	JPMorgan Chase Bank, N.A.
2004-PS1	Residential Funding Mortgage Securities I, Inc.	11963	U.S. Bank, N.A.
2004-QA5	Residential Accredit Loans, Inc.	11969	Deutsche Bank Trust Co. Americas
2004-QA6	Residential Accredit Loans, Inc.	11994	Deutsche Bank Trust Co. Americas
2004-QS1	Residential Accredit Loans, Inc.	11819	Deutsche Bank Trust Co. Americas
2004-QS10	Residential Accredit Loans, Inc.	11903	Deutsche Bank Trust Co. Americas
2004-QS11	Residential Accredit Loans, Inc.	11914	Deutsche Bank Trust Co. Americas
2004-QS12	Residential Accredit Loans, Inc.	11933	Deutsche Bank Trust Co. Americas
2004-QS13	Residential Accredit Loans, Inc.	11934	Deutsche Bank Trust Co. Americas
2004-QS14	Residential Accredit Loans, Inc.	11945	Deutsche Bank Trust Co. Americas
2004-QS15	Residential Accredit Loans, Inc.	11968	Deutsche Bank Trust Co. Americas
Sched. II-A-3

Schedule II-A: Master Servicing Securitizations, with RFC as servicer

Series Name	Issuer	Deal ID	Trustee
2004-QS16	Residential Accredit Loans, Inc.	11998	Deutsche Bank Trust Co. Americas
2004-QS2	Residential Accredit Loans, Inc.	11830	Deutsche Bank Trust Co. Americas
2004-QS3	Residential Accredit Loans, Inc.	11845	Deutsche Bank Trust Co. Americas
2004-QS4	Residential Accredit Loans, Inc.	11846	Deutsche Bank Trust Co. Americas
2004-QS5	Residential Accredit Loans, Inc.	11859	Deutsche Bank Trust Co. Americas
2004-QS6	Residential Accredit Loans, Inc.	11863	Deutsche Bank Trust Co. Americas
2004-QS7	Residential Accredit Loans, Inc.	11864	Deutsche Bank Trust Co. Americas
2004-QS8	Residential Accredit Loans, Inc.	11879	Deutsche Bank Trust Co. Americas
2004-QS9	Residential Accredit Loans, Inc.	11880	Deutsche Bank Trust Co. Americas
2004-RP1	Residential Asset Mortgage Products, Inc.	11826	JPMorgan Chase Bank, N.A.
2004-RS1	Residential Asset Mortgage Products, Inc.	11821	JPMorgan Chase Bank, N.A.
2004-RS10	Residential Asset Mortgage Products, Inc.	11947	JPMorgan Chase Bank, N.A.
2004-RS11	Residential Asset Mortgage Products, Inc.	11971	JPMorgan Chase Bank, N.A.
2004-RS12	Residential Asset Mortgage Products, Inc.	11996	JPMorgan Chase Bank, N.A.
2004-RS2	Residential Asset Mortgage Products, Inc.	11827	JPMorgan Chase Bank, N.A.
2004-RS3	Residential Asset Mortgage Products, Inc.	11839	JPMorgan Chase Bank, N.A.
2004-RS4	Residential Asset Mortgage Products, Inc.	11855	JPMorgan Chase Bank, N.A.
2004-RS5	Residential Asset Mortgage Products, Inc.	11866	JPMorgan Chase Bank, N.A.
2004-RS6	Residential Asset Mortgage Products, Inc.	11885	JPMorgan Chase Bank, N.A.
2004-RS7	Residential Asset Mortgage Products, Inc.	11905	JPMorgan Chase Bank, N.A.
2004-RS8	Residential Asset Mortgage Products, Inc.	11915	JPMorgan Chase Bank, N.A.
2004-RS9	Residential Asset Mortgage Products, Inc.	11925	JPMorgan Chase Bank, N.A.
2004-RZ1	Residential Asset Mortgage Products, Inc.	11840	JPMorgan Chase Bank, N.A.
2004-RZ2	Residential Asset Mortgage Products, Inc.	11883	JPMorgan Chase Bank, N.A.
2004-RZ3	Residential Asset Mortgage Products, Inc.	11926	JPMorgan Chase Bank, N.A.
2004-RZ4	Residential Asset Mortgage Products, Inc.	11997	JPMorgan Chase Bank, N.A.
2004-S1	Residential Funding Mortgage Securities I, Inc.	11828	JPMorgan Chase Bank, N.A.
2004-S2	Residential Funding Mortgage Securities I, Inc.	11836	JPMorgan Chase Bank, N.A.
2004-S3	Residential Funding Mortgage Securities I, Inc.	11837	JPMorgan Chase Bank, N.A.
2004-S4	Residential Funding Mortgage Securities I, Inc.	11853	JPMorgan Chase Bank, N.A.
2004-S5	Residential Funding Mortgage Securities I, Inc.	11862	JPMorgan Chase Bank, N.A.
2004-S6	Residential Funding Mortgage Securities I, Inc.	11877	JPMorgan Chase Bank, N.A.
2004-S7	Residential Funding Mortgage Securities I, Inc.	11902	U.S. Bank, N.A.
2004-S8	Residential Funding Mortgage Securities I, Inc.	11923	U.S. Bank, N.A.
2004-S9	Residential Funding Mortgage Securities I, Inc.	11991	U.S. Bank, N.A.
2004-SA1	Residential Funding Mortgage Securities I, Inc.	11878	JPMorgan Chase Bank, N.A.
2004-SL1	Residential Asset Mortgage Products, Inc.	11842	Deutsche Bank Trust Co. Americas
2004-SL2	Residential Asset Mortgage Products, Inc.	11884	Deutsche Bank Trust Co. Americas
2004-SL3	Residential Asset Mortgage Products, Inc.	11927	Deutsche Bank Trust Co. Americas
2004-SL4	Residential Asset Mortgage Products, Inc.	11985	Deutsche Bank Trust Co. Americas
2004-SP1	Residential Asset Mortgage Products, Inc.	11886	JPMorgan Chase Bank, N.A.
2004-SP2	Residential Asset Mortgage Products, Inc.	11906	JPMorgan Chase Bank, N.A.
2004-SP3	Residential Asset Mortgage Products, Inc.	11957	JPMorgan Chase Bank, N.A.
2005-AHL1	Residential Asset Securities Corp.	12152	U.S. Bank, N.A.
2005-AHL2	Residential Asset Securities Corp.	12176	U.S. Bank, N.A.
2005-AHL3	Residential Asset Securities Corp.	12190	U.S. Bank, N.A.
2005-EFC1	Residential Asset Mortgage Products, Inc.	12082	U.S. Bank, N.A.
2005-EFC2	Residential Asset Mortgage Products, Inc.	12128	U.S. Bank, N.A.
2005-EFC3	Residential Asset Mortgage Products, Inc.	12149	U.S. Bank, N.A.
2005-EFC4	Residential Asset Mortgage Products, Inc.	12162	U.S. Bank, N.A.
2005-EFC5	Residential Asset Mortgage Products, Inc.	12177	U.S. Bank, N.A.
2005-EFC6	Residential Asset Mortgage Products, Inc.	12192	U.S. Bank, N.A.
2005-EFC7	Residential Asset Mortgage Products, Inc.	12207	U.S. Bank, N.A.
2005-EMX1	Residential Asset Securities Corp.	12025	U.S. Bank, N.A.
2005-EMX2	Residential Asset Securities Corp.	12102	U.S. Bank, N.A.
2005-EMX3	Residential Asset Securities Corp.	12158	U.S. Bank, N.A.
2005-EMX4	Residential Asset Securities Corp.	12181	U.S. Bank, N.A.
2005-EMX5	Residential Asset Securities Corp.	12205	U.S. Bank, N.A.
2005-HI1	Home Loan Trust 2005-HI1	12013	JPMorgan Chase Bank, N.A.
Sched. II-A-4

Schedule II-A: Master Servicing Securitizations, with RFC as servicer

Series Name	Issuer	Deal ID	Trustee
2005-HI2	Residential Funding Mortgage Securities II, Inc.	12112	JPMorgan Chase Bank, N.A.
2005-HI3	Residential Funding Mortgage Securities II, Inc.	12180	JPMorgan Chase Bank, N.A.
2005-HS1	Home Equity Loan Trust 2005-HS1	12169	JPMorgan Chase Bank, N.A.
2005-HS2	Home Equity Loan Trust 2005-HS2	12200	JPMorgan Chase Bank, N.A.
2005-HSA1	Home Equity Loan Trust 2005-HSA1	12209	JPMorgan Chase Bank, N.A.
2005-KS1	Residential Asset Securities Corp.	12005	U.S. Bank, N.A.
2005-KS10	Residential Asset Securities Corp.	12175	U.S. Bank, N.A.
2005-KS11	Residential Asset Securities Corp.	12201	U.S. Bank, N.A.
2005-KS12	Residential Asset Securities Corp.	12218	U.S. Bank, N.A.
2005-KS2	Residential Asset Securities Corp.	12024	U.S. Bank, N.A.
2005-KS3	Residential Asset Securities Corp.	12050	U.S. Bank, N.A.
2005-KS4	Residential Asset Securities Corp.	12057	U.S. Bank, N.A.
2005-KS5	Residential Asset Securities Corp.	12081	U.S. Bank, N.A.
2005-KS6	Residential Asset Securities Corp.	12101	U.S. Bank, N.A.
2005-KS7	Residential Asset Securities Corp.	12129	U.S. Bank, N.A.
2005-KS8	Residential Asset Securities Corp.	12148	U.S. Bank, N.A.
2005-KS9	Residential Asset Securities Corp.	12154	U.S. Bank, N.A.
2005-NC1	Residential Asset Mortgage Products, Inc.	12216	U.S. Bank, N.A.
2005-QA1	Residential Accredit Loans, Inc.	12004	Deutsche Bank Trust Co. Americas
2005-QA10	Residential Accredit Loans, Inc.	12153	Deutsche Bank Trust Co. Americas
2005-QA11	Residential Accredit Loans, Inc.	12173	Deutsche Bank Trust Co. Americas
2005-QA12	Residential Accredit Loans, Inc.	12198	Deutsche Bank Trust Co. Americas
2005-QA13	Residential Accredit Loans, Inc.	12214	Deutsche Bank Trust Co. Americas
2005-QA2	Residential Accredit Loans, Inc.	12022	Deutsche Bank Trust Co. Americas
2005-QA3	Residential Accredit Loans, Inc.	12044	Deutsche Bank Trust Co. Americas
2005-QA4	Residential Accredit Loans, Inc.	12055	Deutsche Bank Trust Co. Americas
2005-QA5	Residential Accredit Loans, Inc.	12056	Deutsche Bank Trust Co. Americas
2005-QA6	Residential Accredit Loans, Inc.	12079	Deutsche Bank Trust Co. Americas
2005-QA7	Residential Accredit Loans, Inc.	12100	Deutsche Bank Trust Co. Americas
2005-QA8	Residential Accredit Loans, Inc.	12127	Deutshce Bank Trust Co. Americas
2005-QA9	Residential Accredit Loans, Inc.	12146	Deutsche Bank Trust Co. Americas
2005-QS1	Residential Accredit Loans, Inc.	12002	Deutsche Bank Trust Co. Americas
2005-QS10	Residential Accredit Loans, Inc.	12125	Deutsche Bank Trust Co. Americas
2005-QS11	Residential Accredit Loans, Inc.	12126	Deutsche Bank Trust Co. Americas
2005-QS12	Residential Accredit Loans, Inc.	12144	Deutsche Bank Trust Co. Americas
2005-QS13	Residential Accredit Loans, Inc.	12157	Deutsche Bank Trust Co. Americas
2005-QS14	Residential Accredit Loans, Inc.	12156	Deutsche Bank Trust Co. Americas
2005-QS15	Residential Accredit Loans, Inc.	12172	Deutsche Bank Trust Co. Americas
2005-QS16	Residential Accredit Loans, Inc.	12188	Deutsche Bank Trust Co. Americas
2005-QS17	Residential Accredit Loans, Inc.	12211	Deutsche Bank Trust Co. Americas
2005-QS2	Residential Accredit Loans, Inc.	12023	Deutsche Bank Trust Co. Americas
2005-QS3	Residential Accredit Loans, Inc.	12043	Deutsche Bank Trust Co. Americas
2005-QS4	Residential Accredit Loans, Inc.	12053	Deutsche Bank Trust Co. Americas
2005-QS5	Residential Accredit Loans, Inc.	12054	Deutsche Bank Trust Co. Americas
2005-QS6	Residential Accredit Loans, Inc.	12078	Deutsche Bank Trust Co. Americas
2005-QS7	Residential Accredit Loans, Inc.	12097	Deutsche Bank Trust Co. Americas
2005-QS8	Residential Accredit Loans, Inc.	12098	Deutsche Bank Trust Co. Americas
2005-QS9	Residential Accredit Loans, Inc.	12099	Deutsche Bank Trust Co. Americas
2005-RP1	Residential Asset Mortgage Products, Inc.	12001	JPMorgan Chase Bank, N.A.
2005-RP2	Residential Asset Mortgage Products, Inc.	12132	JPMorgan Chase Bank, N.A.
2005-RP3	Residential Asset Mortgage Products, Inc.	12194	JPMorgan Chase Bank, N.A.
2005-RS1	Residential Asset Mortgage Products, Inc.	12006	JPMorgan Chase Bank, N.A.
2005-RS2	Residential Asset Mortgage Products, Inc.	12026	JPMorgan Chase Bank, N.A.
2005-RS3	Residential Asset Mortgage Products, Inc.	12049	JPMorgan Chase Bank, N.A.
2005-RS4	Residential Asset Mortgage Products, Inc.	12058	JPMorgan Chase Bank, N.A.
2005-RS5	Residential Asset Mortgage Products, Inc.	12085	JPMorgan Chase Bank, N.A.
2005-RS6	Residential Asset Mortgage Products, Inc.	12103	JPMorgan Chase Bank, N.A.
2005-RS7	Residential Asset Mortgage Products, Inc.	12131	JPMorgan Chase Bank, N.A.
2005-RS8	Residential Asset Mortgage Products, Inc.	12155	JPMorgan Chase Bank, N.A.
Sched. II-A-5

Schedule II-A: Master Servicing Securitizations, with RFC as servicer

Series Name	Issuer	Deal ID	Trustee
2005-RS9	Residential Asset Mortgage Products, Inc.	12193	JPMorgan Chase Bank, N.A.
2005-RZ1	Residential Asset Mortgage Products, Inc.	12045	JPMorgan Chase Bank, N.A.
2005-RZ2	Residential Asset Mortgage Products, Inc.	12130	JPMorgan Chase Bank, N.A.
2005-RZ3	Residential Asset Mortgage Products, Inc.	12161	JPMorgan Chase Bank, N.A.
2005-RZ4	Residential Asset Mortgage Products, Inc.	12191	JPMorgan Chase Bank, N.A.
2005-S1	Residential Funding Mortgage Securities I, Inc.	12020	U.S. Bank, N.A.
2005-S2	Residential Funding Mortgage Securities I, Inc.	12041	U.S. Bank, N.A.
2005-S3	Residential Funding Mortgage Securities I, Inc.	12042	U.S. Bank, N.A.
2005-S4	Residential Funding Mortgage Securities I, Inc.	12076	U.S. Bank, N.A.
2005-S5	Residential Funding Mortgage Securities I, Inc.	12122	U.S. Bank, N.A.
2005-S6	Residential Funding Mortgage Securities I, Inc.	12143	U.S. Bank, N.A.
2005-S7	Residential Funding Mortgage Securities I, Inc.	12186	U.S. Bank, N.A.
2005-S8	Residential Funding Mortgage Securities I, Inc.	12187	U.S. Bank, N.A.
2005-S9	Residential Funding Mortgage Securities I, Inc.	12210	U.S. Bank, N.A.
2005-SA1	Residential Funding Mortgage Securities I, Inc.	12021	U.S. Bank, N.A.
2005-SA2	Residential Funding Mortgage Securities I, Inc.	12077	U.S. Bank, N.A.
2005-SA3	Residential Funding Mortgage Securities I, Inc.	12124	U.S. Bank, N.A.
2005-SA4	Residential Funding Mortgage Securities I, Inc.	12145	U.S. Bank, N.A.
2005-SA5	Residential Funding Mortgage Securities I, Inc.	12171	U.S. Bank, N.A.
2005-SL1	Residential Asset Mortgage Products, Inc.	12040	Deutsche Bank Trust Co. Americas
2005-SL2	Residential Asset Mortgage Products, Inc.	12092	Deutsche Bank Trust Co. Americas
2005-SP1	Residential Asset Mortgage Products, Inc.	12074	JPMorgan Chase Bank, N.A.
2005-SP2	Residential Asset Mortgage Products, Inc.	12075	JPMorgan Chase Bank, N.A.
2005-SP3	Residential Asset Mortgage Products, Inc.	12206	JPMorgan Chase Bank, N.A.
2006-EFC1	Residential Asset Mortgage Products, Inc.	12234	U.S. Bank, N.A.
2006-EFC2	Residential Asset Mortgage Products, Inc.	12481	U.S. Bank, N.A.
2006-EMX1	Residential Asset Securities Corp.	12225	U.S. Bank, N.A.
2006-EMX2	Residential Asset Securities Corp.	12240	U.S. Bank, N.A.
2006-EMX3	Residential Asset Securities Corp.	12288	U.S. Bank, N.A.
2006-EMX4	Residential Asset Securities Corp.	12312	U.S. Bank, N.A.
2006-EMX5	Residential Asset Securities Corp.	12338	U.S. Bank, N.A.
2006-EMX6	Residential Asset Securities Corp.	12361	U.S. Bank, N.A.
2006-EMX7	Residential Asset Securities Corp.	12388	U.S. Bank, N.A.
2006-EMX8	Residential Asset Securities Corp.	12425	U.S. Bank, N.A.
2006-EMX9	Residential Asset Securities Corp.	12445	U.S. Bank, N.A.
2006-HSA3	Home Equity Loan Trust 2006-HSA3	12322	JPMorgan Chase Bank, N.A.
2006-HSA4	Home Equity Loan Trust 2006-HSA4	12377	JPMorgan Chase Bank, N.A.
2006-HSA5	Home Equity Loan Trust 2006-HSA5	12428	JPMorgan Chase Bank, N.A.
2006-KS1	Residential Asset Securities Corp.	12229	U.S. Bank, N.A.
2006-KS2	Residential Asset Securities Corp.	12244	U.S. Bank, N.A.
2006-KS3	Residential Asset Securities Corp.	12273	U.S. Bank, N.A.
2006-KS4	Residential Asset Securities Corp.	12324	U.S. Bank, N.A.
2006-KS5	Residential Asset Securities Corp.	12348	U.S. Bank, N.A.
2006-KS6	Residential Asset Securities Corp.	12360	U.S. Bank, N.A.
2006-KS7	Residential Asset Securities Corp.	12392	U.S. Bank, N.A.
2006-KS8	Residential Asset Securities Corp.	12429	U.S. Bank, N.A.
2006-KS9	Residential Asset Securities Corp.	12444	U.S. Bank, N.A.
2006-NC1	Residential Asset Mortgage Products, Inc.	12232	U.S. Bank, N.A.
2006-NC2	Residential Asset Mortgage Products, Inc.	12253	U.S. Bank, N.A.
2006-NC3	Residential Asset Mortgage Products, Inc.	12272	U.S. Bank, N.A.
2006-QA1	Residential Accredit Loans, Inc.	12235	Deutsche Bank Trust Co. Americas
2006-QA10	Residential Accredit Loans, Inc.	12454	Deutsche Bank Trust Co. Americas
2006-QA11	Residential Accredit Loans, Inc.	12491	Deutsche Bank Trust Co. Americas
2006-QA2	Residential Accredit Loans, Inc.	12248	U.S. Bank, N.A.
2006-QA3	Residential Accredit Loans, Inc.	12294	Deutsche Bank Trust Co. Americas
2006-QA4	Residential Accredit Loans, Inc.	12314	Deutsche Bank Trust Co. Americas
2006-QA5	Residential Accredit Loans, Inc.	12344	Deutsche Bank Trust Co. Americas
2006-QA6	Residential Accredit Loans, Inc.	12366	Deutsche Bank Trust Co. Americas
2006-QA7	Residential Accredit Loans, Inc.	12386	Deutsche Bank Trust Co. Americas
Sched. II-A-6

Schedule II-A: Master Servicing Securitizations, with RFC as servicer

Series Name	Issuer	Deal ID	Trustee
2006-QA8	Residential Accredit Loans, Inc.	12409	Deutsche Bank Trust Co. Americas
2006-QA9	Residential Accredit Loans, Inc.	12437	Deutsche Bank Trust Co. Americas
2006-QS1	Residential Accredit Loans, Inc.	12226	Deutsche Bank Trust Co. Americas
2006-QS10	Residential Accredit Loans, Inc.	12393	Deutsche Bank Trust Co. Americas
2006-QS11	Residential Accredit Loans, Inc.	12387	Deutsche Bank Trust Co. Americas
2006-QS12	Residential Accredit Loans, Inc.	12413	Deutsche Bank Trust Co. Americas
2006-QS13	Residential Accredit Loans, Inc.	12414	Deutsche Bank Trust Co. Americas
2006-QS14	Residential Accredit Loans, Inc.	12435	Deutsche Bank Trust Co. Americas
2006-QS15	Residential Accredit Loans, Inc.	12447	Deutsche Bank Trust Co. Americas
2006-QS16	Residential Accredit Loans, Inc.	12457	Deutsche Bank Trust Co. Americas
2006-QS17	Residential Accredit Loans, Inc.	12501	Deutsche Bank Trust Co. Americas
2006-QS18	Residential Accredit Loans, Inc.	12500	Deutsche Bank Trust Co. Americas
2006-QS2	Residential Accredit Loans, Inc.	12242	U.S. Bank, N.A.
2006-QS3	Residential Accredit Loans, Inc.	12267	Deutsche Bank Trust Co. Americas
2006-QS4	Residential Accredit Loans, Inc.	12300	Deutsche Bank Trust Co. Americas
2006-QS5	Residential Accredit Loans, Inc.	12310	Deutsche Bank Trust Co. Americas
2006-QS6	Residential Accredit Loans, Inc.	12340	Deutsche Bank Trust Co. Americas
2006-QS7	Residential Accredit Loans, Inc.	12337	Deutsche Bank Trust Co. Americas
2006-QS8	Residential Accredit Loans, Inc.	12365	Deutsche Bank Trust Co. Americas
2006-QS9	Residential Accredit Loans, Inc.	12364	Deutsche Bank Trust Co. Americas
2006-RS1	Residential Asset Mortgage Products, Inc.	12228	JPMorgan Chase Bank, N.A.
2006-RS2	Residential Asset Mortgage Products, Inc.	12252	JPMorgan Chase Bank, N.A.
2006-RS3	Residential Asset Mortgage Products, Inc.	12307	JPMorgan Chase Bank, N.A.
2006-RS4	Residential Asset Mortgage Products, Inc.	12336	JPMorgan Chase Bank, N.A.
2006-RS5	Residential Asset Mortgage Products, Inc.	12391	JPMorgan Chase Bank, N.A.
2006-RS6	Residential Asset Mortgage Products, Inc.	12446	U.S. Bank, N.A.
2006-RZ1	Residential Asset Mortgage Products, Inc.	12251	JPMorgan Chase Bank, N.A.
2006-RZ2	Residential Asset Mortgage Products, Inc.	12293	JPMorgan Chase Bank, N.A.
2006-RZ3	Residential Asset Mortgage Products, Inc.	12372	JPMorgan Chase Bank, N.A.
2006-RZ4	Residential Asset Mortgage Products, Inc.	12415	JPMorgan Chase Bank, N.A.
2006-RZ5	Residential Asset Mortgage Products, Inc.	12490	U.S. Bank, N.A.
2006-S1	Residential Funding Mortgage Securities I, Inc.	12227	U.S. Bank, N.A.
2006-S10	Residential Funding Mortgage Securities I, Inc.	12438	U.S. Bank, N.A.
2006-S11	Residential Funding Mortgage Securities I, Inc.	12460	U.S. Bank, N.A.
2006-S12	Residential Funding Mortgage Securities I, Inc.	12494	U.S. Bank, N.A.
2006-S2	Residential Funding Mortgage Securities I, Inc.	12243	U.S. Bank, N.A.
2006-S3	Residential Funding Mortgage Securities I, Inc.	12271	U.S. Bank, N.A.
2006-S4	Residential Funding Mortgage Securities I, Inc.	12298	U.S. Bank, N.A.
2006-S5	Residential Funding Mortgage Securities I, Inc.	12341	U.S. Bank, N.A.
2006-S6	Residential Funding Mortgage Securities I, Inc.	12362	U.S. Bank, N.A.
2006-S7	Residential Funding Mortgage Securities I, Inc.	12389	U.S. Bank, N.A.
2006-S8	Residential Funding Mortgage Securities I, Inc.	12422	U.S. Bank, N.A.
2006-S9	Residential Funding Mortgage Securities I, Inc.	12423	U.S. Bank, N.A.
2006-SA1	Residential Funding Mortgage Securities I, Inc.	12233	U.S. Bank, N.A.
2006-SA2	Residential Funding Mortgage Securities I, Inc.	12408	U.S. Bank, N.A.
2006-SA3	Residential Funding Mortgage Securities I, Inc.	12390	U.S. Bank, N.A.
2006-SA4	Residential Funding Mortgage Securities I, Inc.	12442	U.S. Bank, N.A.
2006-SP1	Residential Asset Mortgage Products, Inc.	12246	JPMorgan Chase Bank, N.A.
2007-EMX1	Residential Asset Securities Corp.	12563	U.S. Bank, N.A.
2007-HI1	Home Loan Trust 2007-HI1	12568	LaSalle Bank, N.A.
2007-HSA1	Home Equity Loan Trust 2007-HSA1	12554	LaSalle Bank, N.A.
2007-HSA2	Home Equity Loan Trust 2007-HSA2	12582	LaSalle Bank, N.A.
2007-HSA3	Home Equity Loan Trust 2007-HSA3	12619	LaSalle Bank, N.A.
2007-KS1	Residential Asset Securities Corp.	12531	U.S. Bank, N.A.
2007-KS2	Residential Asset Securities Corp.	12542	U.S. Bank, N.A.
2007-KS3	Residential Asset Securities Corp.	12577	U.S. Bank, N.A.
2007-KS4	Residential Asset Securities Corp.	12594	LaSalle Bank, N.A.
2007-QA1	Residential Accredit Loans, Inc.	12520	Deutsche Bank Trust Co. Americas
2007-QA2	Residential Accredit Loans, Inc.	12545	Deutsche Bank Trust Co. Americas
Sched. II-A-7

Schedule II-A: Master Servicing Securitizations, with RFC as servicer

Series Name	Issuer	Deal ID	Trustee
2007-QA3	Residential Accredit Loans, Inc.	12585	Deutsche Bank Trust Co. Americas
2007-QA4	Residential Accredit Loans, Inc.	12613	Deutsche Bank Trust Co. Americas
2007-QS1	Residential Accredit Loans, Inc.	12523	Deutsche Bank Trust Co. Americas
2007-QS2	Residential Accredit Loans, Inc.	12525	Deutsche Bank Trust Co. Americas
2007-QS3	Residential Accredit Loans, Inc.	12550	Deutsche Bank Trust Co. Americas
2007-QS4	Residential Accredit Loans, Inc.	12569	Deutsche Bank Trust Co. Americas
2007-QS5	Residential Accredit Loans, Inc.	12576	Deutsche Bank Trust Co. Americas
2007-QS6	Residential Accredit Loans, Inc.	12592	Deutsche Bank Trust Co. Americas
2007-QS7	Residential Accredit Loans, Inc.	12608	Deutsche Bank Trust Co. Americas
2007-QS8	Residential Accredit Loans, Inc.	12632	Deutsche Bank Trust Co. Americas
2007-QS9	Residential Accredit Loans, Inc.	12650	Deutsche Bank Trust Co. Americas
2007-RP1	Residential Asset Mortgage Products, Inc.	12521	LaSalle Bank, N.A.
2007-RP2	Residential Asset Mortgage Products, Inc.	12555	LaSalle Bank, N.A.
2007-RS1	Residential Asset Mortgage Products, Inc.	12553	LaSalle Bank, N.A.
2007-RS2	Residential Asset Mortgage Products, Inc.	12600	LaSalle Bank, N.A.
2007-RZ1	Residential Asset Mortgage Products, Inc.	12539	LaSalle Bank, N.A.
2007-S1	Residential Funding Mortgage Securities I, Inc.	12530	U.S. Bank, N.A.
2007-S2	Residential Funding Mortgage Securities I, Inc.	12549	U.S. Bank, N.A.
2007-S3	Residential Funding Mortgage Securities I, Inc.	12574	U.S. Bank, N.A.
2007-S4	Residential Funding Mortgage Securities I, Inc.	12590	Deutsche Bank Trust Co. Americas
2007-S5	Residential Funding Mortgage Securities I, Inc.	12609	Deutsche Bank Trust Co. Americas
2007-S6	Residential Funding Mortgage Securities I, Inc.	12630	U.S. Bank, N.A.
2007-S7	Residential Funding Mortgage Securities I, Inc.	12653	U.S. Bank, N.A.
2007-S8	Residential Funding Mortgage Securities I, Inc.	12666	U.S. Bank, N.A.
2007-S9	Residential Funding Mortgage Securities I, Inc.	12699	U.S. Bank, N.A.
2007-SA1	Residential Funding Mortgage Securities I, Inc.	12524	U.S. Bank, N.A.
2007-SA2	Residential Funding Mortgage Securities I, Inc.	12570	U.S. Bank, N.A.
2007-SA3	Residential Funding Mortgage Securities I, Inc.	12626	U.S. Bank, N.A.
Sched. II-A-8

Schedule II-B: Master Servicing Whole Loan Sales, with RFC as servicer

Series Name	Seller	Deal ID
1995-WH14	Residential Funding Company, LLC	696
1995-WH5	Residential Funding Company, LLC	425
1996-WH10	Residential Funding Company, LLC	636
1996-WH7	Residential Funding Company, LLC	588
1997-NWH3	Residential Funding Company, LLC	1014
1997-NWH6	Residential Funding Company, LLC	1084
1997-WH14A	Residential Funding Company, LLC	1113
1998-NWH2	Residential Funding Company, LLC	1131
1998-NWH4	Residential Funding Company, LLC	1353
1998-NWH5A	Residential Funding Company, LLC	1434
1998-WH10	Residential Funding Company, LLC	1437
1998-WH9 I	Residential Funding Company, LLC	1453
1998-WH9 II	Residential Funding Company, LLC	1454
1999-NWH1	Residential Funding Company, LLC	2813
1999-NWH2	Residential Funding Company, LLC	3434
1999-NWH3	Residential Funding Company, LLC	3594
1999-NWH4A	Residential Funding Company, LLC	3656
1999-NWH4C	Residential Funding Company, LLC	3676
1999-NWH5A	Residential Funding Company, LLC	3694
1999-NWH5B	Residential Funding Company, LLC	3696
1999-WH14	Residential Funding Company, LLC	3374
1999-WH2	Residential Funding Company, LLC	2495
2000-NWH1	Residential Funding Company, LLC	4302
2000-NWH6A	Residential Funding Company, LLC	5402
2000-NWH6B	Residential Funding Company, LLC	5422
2000-PTWH2	Residential Funding Company, LLC	5042
2000-QWH1	Residential Funding Company, LLC	4132
2000-WH4	Residential Funding Company, LLC	4442
2001-CWH1	Residential Funding Company, LLC	8262
2001-NWH1	Residential Funding Company, LLC	6102
2001-NWH5	Residential Funding Company, LLC	7082
2001-NWH9	Residential Funding Company, LLC	7602
2001-PTWH11	Residential Funding Company, LLC	7242
2001-PTWH12	Residential Funding Company, LLC	7422
2001-PTWH14	Residential Funding Company, LLC	7322
2001-PTWH16	Residential Funding Company, LLC	7782
2001-PTWH17	Residential Funding Company, LLC	7482
2001-PTWH19	Residential Funding Company, LLC	8202
2001-PTWH4	Residential Funding Company, LLC	6182
2001-PTWH7	Residential Funding Company, LLC	6202
2001-WH3A	Residential Funding Company, LLC	5742
2002-HWH4	Residential Funding Company, LLC	11596
2002-NWH1	Residential Funding Company, LLC	11304
2002-NWH2	Residential Funding Company, LLC	11302
2002-NWH3	Residential Funding Company, LLC	11563
2002-NWH4	Residential Funding Company, LLC	11587
2002-PTWH1	Residential Funding Company, LLC	10502
2002-PTWH10	Residential Funding Company, LLC	11420
2002-PTWH15	Residential Funding Company, LLC	11472
2002-PTWH16	Residential Funding Company, LLC	11499
2002-PTWH19	Residential Funding Company, LLC	11477
2002-PTWH20	Residential Funding Company, LLC	11501
2002-PTWH24	Residential Funding Company, LLC	11504
Sched. II-B-1

Schedule II-B: Master Servicing Whole Loan Sales, with RFC as servicer

Series Name	Seller	Deal ID
2002-PTWH28	Residential Funding Company, LLC	11517
2002-PTWH4	Residential Funding Company, LLC	10742
2002-PTWH41	Residential Funding Company, LLC	11554
2002-PTWH42	Residential Funding Company, LLC	11565
2002-PTWH44	Residential Funding Company, LLC	11588
2002-PTWH5	Residential Funding Company, LLC	11264
2002-WH14	Residential Funding Company, LLC	11475
2002-WH17	Residential Funding Company, LLC	11498
2002-WH19	Residential Funding Company, LLC	11513
2002-WH21	Residential Funding Company, LLC	11529
2002-WH22	Residential Funding Company, LLC	11548
2002-WH25	Residential Funding Company, LLC	11559
2002-WH26	Residential Funding Company, LLC	11550
2002-WH27	Residential Funding Company, LLC	11551
2002-WH28	Residential Funding Company, LLC	11560
2002-WH29	Residential Funding Company, LLC	11583
2002-WH32	Residential Funding Company, LLC	11585
2002-WH33	Residential Funding Company, LLC	11562
2003-NWH1	Residential Funding Company, LLC	11640
2003-NWH2	Residential Funding Company, LLC	11641
2003-PTWH11	Residential Funding Company, LLC	11637
2003-PTWH14	Residential Funding Company, LLC	11674
2003-PTWH15	Residential Funding Company, LLC	11675
2003-PTWH17	Residential Funding Company, LLC	11713
2003-PTWH18	Residential Funding Company, LLC	11690
2003-PTWH19	Residential Funding Company, LLC	11689
2003-PTWH21	Residential Funding Company, LLC	11694
2003-PTWH24	Residential Funding Company, LLC	11740
2003-PTWH25	Residential Funding Company, LLC	11756
2003-PTWH27	Residential Funding Company, LLC	11758
2003-PTWH28	Residential Funding Company, LLC	11766
2003-PTWH4	Residential Funding Company, LLC	11616
2003-WH1	Residential Funding Company, LLC	11603
2003-WH10	Residential Funding Company, LLC	11661
2003-WH12	Residential Funding Company, LLC	11633
2003-WH13	Residential Funding Company, LLC	11638
2003-WH15	Residential Funding Company, LLC	11663
2003-WH18	Residential Funding Company, LLC	11687
2003-WH19	Residential Funding Company, LLC	11688
2003-WH20	Residential Funding Company, LLC	11708
2003-WH22	Residential Funding Company, LLC	11723
2003-WH24	Residential Funding Company, LLC	11724
2003-WH26	Residential Funding Company, LLC	11712
2003-WH27	Residential Funding Company, LLC	11737
2003-WH28	Residential Funding Company, LLC	11725
2003-WH3	Residential Funding Company, LLC	11607
2003-WH30	Residential Funding Company, LLC	11752
2003-WH31	Residential Funding Company, LLC	11753
2003-WH35	Residential Funding Company, LLC	11776
2003-WH36	Residential Funding Company, LLC	11777
2003-WH39	Residential Funding Company, LLC	11804
2003-WH5	Residential Funding Company, LLC	11613
2003-WH6	Residential Funding Company, LLC	11631
Sched. II-B-2

Schedule II-B: Master Servicing Whole Loan Sales, with RFC as servicer

Series Name	Seller	Deal ID
2003-WH8	Residential Funding Company, LLC	11660
2003-WH9	Residential Funding Company, LLC	11620
2004-NWH2	Residential Funding Company, LLC	11931
2004-PTWH10	Residential Funding Company, LLC	11956
2004-PTWH12	Residential Funding Company, LLC	11973
2004-PTWH13	Residential Funding Company, LLC	11983
2004-PTWH2	Residential Funding Company, LLC	11868
2004-PTWH3	Residential Funding Company, LLC	11869
2004-PTWH5	Residential Funding Company, LLC	11891
2004-PTWH6	Residential Funding Company, LLC	11892
2004-PTWH7	Residential Funding Company, LLC	11922
2004-PTWH8	Residential Funding Company, LLC	11932
2004-PTWH9	Residential Funding Company, LLC	11936
2004-QWH4	Residential Funding Company, LLC	11962
2004-QWH5	Residential Funding Company, LLC	11964
2004-WH1	Residential Funding Company, LLC	11822
2004-WH12	Residential Funding Company, LLC	11916
2004-WH13	Residential Funding Company, LLC	11909
2004-WH16	Residential Funding Company, LLC	11951
2004-WH17	Residential Funding Company, LLC	11930
2004-WH18	Residential Funding Company, LLC	11965
2004-WH19	Residential Funding Company, LLC	11966
2004-WH21	Residential Funding Company, LLC	11967
2004-WH22	Residential Funding Company, LLC	11990
2004-WH24	Residential Funding Company, LLC	11992
2004-WH5	Residential Funding Company, LLC	11856
2004-WH7	Residential Funding Company, LLC	11867
2005-HWH1	Residential Funding Company, LLC	12019
2005-HWH11	Residential Funding Company, LLC	12115
2005-HWH12	Residential Funding Company, LLC	12114
2005-HWH13	Residential Funding Company, LLC	12199
2005-HWH6	Residential Funding Company, LLC	12066
2005-HWH7	Residential Funding Company, LLC	12067
2005-NWH1	Residential Funding Company, LLC	12048
2005-NWH2	Residential Funding Company, LLC	12096
2005-QWH1	Residential Funding Company, LLC	12010
2005-QWH12	Residential Funding Company, LLC	12197
2005-QWH13	Residential Funding Company, LLC	12217
2005-QWH7	Residential Funding Company, LLC	12142
2005-QWH8	Residential Funding Company, LLC	12138
2005-WH1	Residential Funding Company, LLC	12007
2005-WH10	Residential Funding Company, LLC	12047
2005-WH11	Residential Funding Company, LLC	12059
2005-WH12	Residential Funding Company, LLC	12060
2005-WH13	Residential Funding Company, LLC	12061
2005-WH15	Residential Funding Company, LLC	12062
2005-WH16	Residential Funding Company, LLC	12080
2005-WH18	Residential Funding Company, LLC	12093
2005-WH19	Residential Funding Company, LLC	12094
2005-WH20	Residential Funding Company, LLC	12123
2005-WH21	Residential Funding Company, LLC	12139
2005-WH24	Residential Funding Company, LLC	12160
2005-WH25A	Residential Funding Company, LLC	12163
Sched. II-B-3

Schedule II-B: Master Servicing Whole Loan Sales, with RFC as servicer

Series Name	Seller	Deal ID
2005-WH25B	Residential Funding Company, LLC	12165
2005-WH26	Residential Funding Company, LLC	12151
2005-WH27	Residential Funding Company, LLC	12159
2005-WH28A	Residential Funding Company, LLC	12167
2005-WH28B	Residential Funding Company, LLC	12168
2005-WH29	Residential Funding Company, LLC	12178
2005-WH3	Residential Funding Company, LLC	12008
2005-WH30	Residential Funding Company, LLC	12195
2005-WH32	Residential Funding Company, LLC	12196
2005-WH33	Residential Funding Company, LLC	12215
2005-WH4	Residential Funding Company, LLC	12009
2005-WH9	Residential Funding Company, LLC	12046
2006-HWH10	Residential Funding Company, LLC	12333
2006-HWH12	Residential Funding Company, LLC	12354
2006-HWH19	Residential Funding Company, LLC	12510
2006-HWH4	Residential Funding Company, LLC	12286
2006-HWH6	Residential Funding Company, LLC	12329
2006-QWH10	Residential Funding Company, LLC	12275
2006-QWH11	Residential Funding Company, LLC	12299
2006-QWH14	Residential Funding Company, LLC	12284
2006-QWH17	Residential Funding Company, LLC	12345
2006-QWH18	Residential Funding Company, LLC	12351
2006-QWH20	Residential Funding Company, LLC	12368
2006-QWH21	Residential Funding Company, LLC	12411
2006-QWH22	Residential Funding Company, LLC	12412
2006-QWH4	Residential Funding Company, LLC	12254
2006-QWH5	Residential Funding Company, LLC	12250
2006-QWH6	Residential Funding Company, LLC	12268
2006-QWH8	Residential Funding Company, LLC	12276
2006-QWH9	Residential Funding Company, LLC	12274
2006-WH1	Residential Funding Company, LLC	12223
2006-WH11	Residential Funding Company, LLC	12349
2006-WH12	Residential Funding Company, LLC	12317
2006-WH17	Residential Funding Company, LLC	12371
2006-WH2	Residential Funding Company, LLC	12255
2006-WH21	Residential Funding Company, LLC	12440
2006-WH24	Residential Funding Company, LLC	12492
2006-WH5	Residential Funding Company, LLC	12279
2007-HWH2	Residential Funding Company, LLC	12518
2007-HWH3	Residential Funding Company, LLC	12562
2007-HWH6	Residential Funding Company, LLC	12622
2007-QRWH1	Residential Funding Company, LLC	12532
2007-QWH4	Residential Funding Company, LLC	12558
2007-WH12	Residential Funding Company, LLC	12704
2007-WH12B	Residential Funding Company, LLC	12709
2007-WH3	Residential Funding Company, LLC	12596
2007-WH6	Residential Funding Company, LLC	12658
2007-WH7	Residential Funding Company, LLC	12690
Sched. II-B-4

Schedule II-C: Primary Servicing Whole Loan Sales, with RFC as servicer

Series Name	Seller	Deal ID
1994-WH16D	Residential Funding Company, LLC	554
1995-WH14	Residential Funding Company, LLC	696
1995-WH5	Residential Funding Company, LLC	425
1997-NWH6	Residential Funding Company, LLC	1084
1998-NWH2	Residential Funding Company, LLC	1131
1998-NWH4	Residential Funding Company, LLC	1353
1998-NWH5A	Residential Funding Company, LLC	1434
1998-WH10	Residential Funding Company, LLC	1437
1998-WH9 II	Residential Funding Company, LLC	1454
1999-NWH1	Residential Funding Company, LLC	2813
1999-NWH2	Residential Funding Company, LLC	3434
1999-NWH4A	Residential Funding Company, LLC	3656
1999-NWH5B	Residential Funding Company, LLC	3696
1999-WH14	Residential Funding Company, LLC	3374
2000-NWH1	Residential Funding Company, LLC	4302
2000-NWH6A	Residential Funding Company, LLC	5402
2001-CWH1	Residential Funding Company, LLC	8262
2001-NWH1	Residential Funding Company, LLC	6102
2001-NWH9	Residential Funding Company, LLC	7602
2002-HWH4	Residential Funding Company, LLC	11596
2002-NWH1	Residential Funding Company, LLC	11304
2002-NWH2	Residential Funding Company, LLC	11302
2002-NWH3	Residential Funding Company, LLC	11563
2002-NWH4	Residential Funding Company, LLC	11587
2002-WH14	Residential Funding Company, LLC	11475
2002-WH17	Residential Funding Company, LLC	11498
2002-WH19	Residential Funding Company, LLC	11513
2002-WH21	Residential Funding Company, LLC	11529
2002-WH22	Residential Funding Company, LLC	11548
2002-WH25	Residential Funding Company, LLC	11559
2002-WH26	Residential Funding Company, LLC	11550
2002-WH27	Residential Funding Company, LLC	11551
2002-WH28	Residential Funding Company, LLC	11560
2002-WH29	Residential Funding Company, LLC	11583
2002-WH32	Residential Funding Company, LLC	11585
2002-WH33	Residential Funding Company, LLC	11562
2003-HWH1	Residential Funding Company, LLC	11812
2003-NWH1	Residential Funding Company, LLC	11640
2003-WH1	Residential Funding Company, LLC	11603
2003-WH10	Residential Funding Company, LLC	11661
2003-WH12	Residential Funding Company, LLC	11633
2003-WH13	Residential Funding Company, LLC	11638
2003-WH15	Residential Funding Company, LLC	11663
2003-WH18	Residential Funding Company, LLC	11687
2003-WH19	Residential Funding Company, LLC	11688
2003-WH20	Residential Funding Company, LLC	11708
2003-WH22	Residential Funding Company, LLC	11723
2003-WH24	Residential Funding Company, LLC	11724
2003-WH26	Residential Funding Company, LLC	11712
2003-WH27	Residential Funding Company, LLC	11737
2003-WH28	Residential Funding Company, LLC	11725
2003-WH3	Residential Funding Company, LLC	11607
2003-WH30	Residential Funding Company, LLC	11752
Sched. II-C-1

Schedule II-C: Primary Servicing Whole Loan Sales, with RFC as servicer

Series Name	Seller	Deal ID
2003-WH31	Residential Funding Company, LLC	11753
2003-WH35	Residential Funding Company, LLC	11776
2003-WH36	Residential Funding Company, LLC	11777
2003-WH39	Residential Funding Company, LLC	11804
2003-WH5	Residential Funding Company, LLC	11613
2003-WH6	Residential Funding Company, LLC	11631
2003-WH9	Residential Funding Company, LLC	11620
2004-NWH1	Residential Funding Company, LLC	11889
2004-NWH2	Residential Funding Company, LLC	11931
2004-QWH4	Residential Funding Company, LLC	11962
2004-QWH5	Residential Funding Company, LLC	11964
2004-QWH6	Residential Funding Company, LLC	11993
2004-WH1	Residential Funding Company, LLC	11822
2004-WH12	Residential Funding Company, LLC	11916
2004-WH13	Residential Funding Company, LLC	11909
2004-WH16	Residential Funding Company, LLC	11951
2004-WH17	Residential Funding Company, LLC	11930
2004-WH18	Residential Funding Company, LLC	11965
2004-WH19	Residential Funding Company, LLC	11966
2004-WH21	Residential Funding Company, LLC	11967
2004-WH22	Residential Funding Company, LLC	11990
2004-WH24	Residential Funding Company, LLC	11992
2004-WH5	Residential Funding Company, LLC	11856
2004-WH7	Residential Funding Company, LLC	11867
2005-HWH1	Residential Funding Company, LLC	12019
2005-HWH11	Residential Funding Company, LLC	12115
2005-HWH12	Residential Funding Company, LLC	12114
2005-HWH13	Residential Funding Company, LLC	12199
2005-HWH6	Residential Funding Company, LLC	12066
2005-HWH7	Residential Funding Company, LLC	12067
2005-NWH1	Residential Funding Company, LLC	12048
2005-NWH2	Residential Funding Company, LLC	12096
2005-QWH1	Residential Funding Company, LLC	12010
2005-QWH12	Residential Funding Company, LLC	12197
2005-QWH13	Residential Funding Company, LLC	12217
2005-QWH5	Residential Funding Company, LLC	12095
2005-QWH7	Residential Funding Company, LLC	12142
2005-QWH8	Residential Funding Company, LLC	12138
2005-WH1	Residential Funding Company, LLC	12007
2005-WH10	Residential Funding Company, LLC	12047
2005-WH11	Residential Funding Company, LLC	12059
2005-WH12	Residential Funding Company, LLC	12060
2005-WH13	Residential Funding Company, LLC	12061
2005-WH15	Residential Funding Company, LLC	12062
2005-WH16	Residential Funding Company, LLC	12080
2005-WH18	Residential Funding Company, LLC	12093
2005-WH19	Residential Funding Company, LLC	12094
2005-WH20	Residential Funding Company, LLC	12123
2005-WH21	Residential Funding Company, LLC	12139
2005-WH24	Residential Funding Company, LLC	12160
2005-WH25A	Residential Funding Company, LLC	12163
2005-WH25B	Residential Funding Company, LLC	12165
2005-WH26	Residential Funding Company, LLC	12151
Sched. II-C-2

Schedule II-C: Primary Servicing Whole Loan Sales, with RFC as servicer

Series Name	Seller	Deal ID
2005-WH27	Residential Funding Company, LLC	12159
2005-WH28A	Residential Funding Company, LLC	12167
2005-WH29	Residential Funding Company, LLC	12178
2005-WH3	Residential Funding Company, LLC	12008
2005-WH30	Residential Funding Company, LLC	12195
2005-WH32	Residential Funding Company, LLC	12196
2005-WH33	Residential Funding Company, LLC	12215
2005-WH4	Residential Funding Company, LLC	12009
2005-WH9	Residential Funding Company, LLC	12046
2006-HWH10	Residential Funding Company, LLC	12333
2006-HWH12	Residential Funding Company, LLC	12354
2006-HWH19	Residential Funding Company, LLC	12510
2006-HWH4	Residential Funding Company, LLC	12286
2006-HWH6	Residential Funding Company, LLC	12329
2006-KWH1	Residential Funding Company, LLC	12309
2006-KWH3	Residential Funding Company, LLC	12496
2006-QWH10	Residential Funding Company, LLC	12275
2006-QWH11	Residential Funding Company, LLC	12299
2006-QWH14	Residential Funding Company, LLC	12284
2006-QWH17	Residential Funding Company, LLC	12345
2006-QWH18	Residential Funding Company, LLC	12351
2006-QWH20	Residential Funding Company, LLC	12368
2006-QWH21	Residential Funding Company, LLC	12411
2006-QWH22	Residential Funding Company, LLC	12412
2006-QWH23	Residential Funding Company, LLC	12448
2006-QWH4	Residential Funding Company, LLC	12254
2006-QWH5	Residential Funding Company, LLC	12250
2006-QWH6	Residential Funding Company, LLC	12268
2006-QWH8	Residential Funding Company, LLC	12276
2006-QWH9	Residential Funding Company, LLC	12274
2006-WH1	Residential Funding Company, LLC	12223
2006-WH11	Residential Funding Company, LLC	12349
2006-WH12	Residential Funding Company, LLC	12317
2006-WH14	Residential Funding Company, LLC	12352
2006-WH14B	Residential Funding Company, LLC	12359
2006-WH14C	Residential Funding Company, LLC	12379
2006-WH17	Residential Funding Company, LLC	12371
2006-WH2	Residential Funding Company, LLC	12255
2006-WH21	Residential Funding Company, LLC	12440
2006-WH24	Residential Funding Company, LLC	12492
2006-WH5	Residential Funding Company, LLC	12279
2006-WH7	Residential Funding Company, LLC	12301
2007-HWH2	Residential Funding Company, LLC	12518
2007-HWH3	Residential Funding Company, LLC	12562
2007-HWH6	Residential Funding Company, LLC	12622
2007-QRWH1	Residential Funding Company, LLC	12532
2007-QWH3	Residential Funding Company, LLC	12557
2007-QWH4	Residential Funding Company, LLC	12558
2007-WH12	Residential Funding Company, LLC	12704
2007-WH3	Residential Funding Company, LLC	12596
2007-WH6	Residential Funding Company, LLC	12658
2007-WH7	Residential Funding Company, LLC	12690
Sched. II-C-3

Schedule II-D: Primary Servicing Securitizations, with RFC as servicer

Series Name	Issuer	Deal ID	Trustee
1999-QS4	Residential Accredit Loans, Inc.	2713	Deutsche Bank Trust Co. Americas f/k/a Bankers Trust Co.
1999-RS1	Residential Asset Securities Corp.	2774	JPMorgan Chase Bank f/k/a First National Bank of Chicago
2001-KS1	Residential Asset Securities Corp.	5982	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2001-KS2	Residential Asset Securities Corp.	7162	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2001-KS3	Residential Asset Securities Corp.	7842	Deutsche Bank Trust Co. Americas f/k/a Bankers Trust Co.
2001-QS13	Residential Accredit Loans, Inc.	7682	Deutsche Bank Trust Co. Americas f/k/a Bankers Trust Co.
2001-QS16	Residential Accredit Loans, Inc.	8082	Deutsche Bank Trust Co. Americas f/k/a Bankers Trust Co.
2001-QS17	Residential Accredit Loans, Inc.	8102	Deutsche Bank Trust Co. Americas f/k/a Bankers Trust Co.
2001-QS18	Residential Accredit Loans, Inc.	8282	Deutsche Bank Trust Co. Americas f/k/a Bankers Trust Co.
2001-QS19	Residential Accredit Loans, Inc.	8322	Deutsche Bank Trust Co. Americas f/k/a Bankers Trust Co.
2001-RS1	Residential Asset Mortgage Products, Inc.	6002	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2001-RS2	Residential Asset Mortgage Products, Inc.	6402	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2001-RS3	Residential Asset Mortgage Products, Inc.	7922	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2002-HI4	Residential Funding Mortgage Securities II, Inc.	11537	JPMorgan Chase Bank, N.A.
2002-HI5	Residential Funding Mortgage Securities II, Inc.	11598	JPMorgan Chase Bank, N.A.
2002-HS3	Home Equity Loan Trust 2002-HS3	11539	JPMorgan Chase Bank, N.A.
2002-KS1	Residential Asset Securities Corp.	10222	Deutsche Bank Trust Co. Americas
2002-KS2	Residential Asset Securities Corp.	11338	Deutsche Bank Trust Co. Americas
2002-KS4	Residential Asset Securities Corp.	11484	JPMorgan Chase Bank, N.A.
2002-KS6	Residential Asset Securities Corp.	11527	JPMorgan Chase Bank, N.A.
2002-KS8	Residential Asset Securities Corp.	11576	JPMorgan Chase Bank, N.A.
2002-QS1	Residential Accredit Loans, Inc.	10282	Deutsche Bank Trust Co. Americas f/k/a Bankers Trust Co.
2002-QS10	Residential Accredit Loans, Inc.	11508	Deutsche Bank Trust Co. Americas
2002-QS11	Residential Accredit Loans, Inc.	11509	Deutsche Bank Trust Co. Americas
2002-QS12	Residential Accredit Loans, Inc.	11523	Deutsche Bank Trust Co. Americas
2002-QS13	Residential Accredit Loans, Inc.	11524	Deutsche Bank Trust Co. Americas
2002-QS14	Residential Accredit Loans, Inc.	11525	Deutsche Bank Trust Co. Americas
2002-QS15	Residential Accredit Loans, Inc.	11543	Deutsche Bank Trust Co. Americas
2002-QS16	Residential Accredit Loans, Inc.	11544	Deutsche Bank Trust Co. Americas
2002-QS17	Residential Accredit Loans, Inc.	11556	Deutsche Bank Trust Co. Americas
2002-QS18	Residential Accredit Loans, Inc.	11580	Deutsche Bank Trust Co. Americas
2002-QS19	Residential Accredit Loans, Inc.	11581	Deutsche Bank Trust Co. Americas
2002-QS2	Residential Accredit Loans, Inc.	10542	Deutsche Bank Trust Co. Americas f/k/a Bankers Trust Co.
2002-QS3	Residential Accredit Loans, Inc.	11122	Deutsche Bank Trust Co. Americas f/k/a Bankers Trust Co.
2002-QS4	Residential Accredit Loans, Inc.	11282	Deutsche Bank Trust Co. Americas f/k/a Bankers Trust Co.
2002-QS5	Residential Accredit Loans, Inc.	11452	Deutsche Bank Trust Co. Americas f/k/a Bankers Trust Co.
2002-QS6	Residential Accredit Loans, Inc.	11460	Deutsche Bank Trust Co. Americas f/k/a Bankers Trust Co.
2002-QS7	Residential Accredit Loans, Inc.	11469	Deutsche Bank Trust Co. Americas f/k/a Bankers Trust Co.
2002-QS8	Residential Accredit Loans, Inc.	11470	Deutsche Bank Trust Co. Americas f/k/a Bankers Trust Co.
2002-QS9	Residential Accredit Loans, Inc.	11497	Deutsche Bank Trust Co. Americas f/k/a Bankers Trust Co.
2002-RP2	Residential Asset Mortgage Products, Inc.	11546	JPMorgan Chase Bank, N.A.
2002-RS1	Residential Asset Mortgage Products, Inc.	10202	JPMorgan Chase Bank, N.A.
2002-RS2	Residential Asset Mortgage Products, Inc.	10982	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2002-RS3	Residential Asset Mortgage Products, Inc.	11478	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2002-RS4	Residential Asset Mortgage Products, Inc.	11511	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2002-RS5	Residential Asset Mortgage Products, Inc.	11526	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2002-RS6	Residential Asset Mortgage Products, Inc.	11558	JPMorgan Chase Bank, N.A.
2002-RS7	Residential Asset Mortgage Products, Inc.	11592	JPMorgan Chase Bank, N.A.
2002-RZ2	Residential Asset Mortgage Products, Inc.	11461	JPMorgan Chase Bank, N.A.
2002-RZ3	Residential Asset Mortgage Products, Inc.	11512	JPMorgan Chase Bank, N.A.
2002-RZ4	Residential Asset Mortgage Products, Inc.	11545	JPMorgan Chase Bank, N.A.
2002-S11	Residential Funding Mortgage Securities I, Inc.	11507	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2002-S12	Residential Funding Mortgage Securities I, Inc.	11519	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2002-S13	Residential Funding Mortgage Securities I, Inc.	11541	Deutsche Bank Trust Co. Americas
2002-S14	Residential Funding Mortgage Securities I, Inc.	11520	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2002-S15	Residential Funding Mortgage Securities I, Inc.	11521	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2002-S16	Residential Funding Mortgage Securities I, Inc.	11542	Deutsche Bank Trust Co. Americas
2002-S17	Residential Funding Mortgage Securities I, Inc.	11555	Deutsche Bank Trust Co. Americas
2002-S18	Residential Funding Mortgage Securities I, Inc.	11577	Deutsche Bank Trust Co. Americas
2002-S19	Residential Funding Mortgage Securities I, Inc.	11578	Deutsche Bank Trust Co. Americas
2002-S20	Residential Funding Mortgage Securities I, Inc.	11579	Deutsche Bank Trust Co. Americas
2002-SL1	Residential Asset Mortgage Products, Inc.	11463	JPMorgan Chase Bank, N.A.
Sched. II-D-1

Schedule II-D: Primary Servicing Securitizations, with RFC as servicer

Series Name	Issuer	Deal ID	Trustee
2003-HI1	Residential Funding Mortgage Securities II, Inc.	11650	JPMorgan Chase Bank, N.A.
2003-HI2	Residential Funding Mortgage Securities II, Inc.	11698	JPMorgan Chase Bank, N.A.
2003-HI3	Home Equity Loan Trust 2003-HI3	11742	JPMorgan Chase Bank, N.A.
2003-HI4	Residential Funding Mortgage Securities II, Inc.	11808	JPMorgan Chase Bank, N.A.
2003-HS1	Home Equity Loan Trust 2003-HS1	11652	JPMorgan Chase Bank, N.A.
2003-HS2	Home Equity Loan Trust 2003-HS2	11696	JPMorgan Chase Bank, N.A.
2003-HS3	Home Equity Loan Trust 2003-HS3	11744	JPMorgan Chase Bank, N.A.
2003-HS4	Home Equity Loan Trust 2003-HS4	11810	JPMorgan Chase Bank, N.A.
2003-KS10	Residential Asset Securities Corp.	11772	JPMorgan Chase Bank, N.A.
2003-KS11	Residential Asset Securities Corp.	11800	JPMorgan Chase Bank, N.A.
2003-KS2	Residential Asset Securities Corp.	11627	JPMorgan Chase Bank, N.A.
2003-KS3	Residential Asset Securities Corp.	11657	JPMorgan Chase Bank, N.A.
2003-KS4	Residential Asset Securities Corp.	11670	JPMorgan Chase Bank, N.A.
2003-KS5	Residential Asset Securities Corp.	11683	JPMorgan Chase Bank, N.A.
2003-KS6	Residential Asset Securities Corp.	11706	JPMorgan Chase Bank, N.A.
2003-KS7	Residential Asset Securities Corp.	11720	JPMorgan Chase Bank, N.A.
2003-KS8	Residential Asset Securities Corp.	11734	JPMorgan Chase Bank, N.A.
2003-KS9	Residential Asset Securities Corp.	11750	JPMorgan Chase Bank, N.A.
2003-QA1	Residential Accredit Loans, Inc.	11799	Deutsche Bank Trust Co. Americas
2003-QS1	Residential Accredit Loans, Inc.	11600	Deutsche Bank Trust Co. Americas
2003-QS10	Residential Accredit Loans, Inc.	11669	Deutsche Bank Trust Co. Americas
2003-QS11	Residential Accredit Loans, Inc.	11681	Deutsche Bank Trust Co. Americas
2003-QS12	Residential Accredit Loans, Inc.	11682	Deutsche Bank Trust Co. Americas
2003-QS13	Residential Accredit Loans, Inc.	11704	Deutsche Bank Trust Co. Americas
2003-QS14	Residential Accredit Loans, Inc.	11705	Deutsche Bank Trust Co. Americas
2003-QS15	Residential Accredit Loans, Inc.	11718	Deutsche Bank Trust Co. Americas
2003-QS16	Residential Accredit Loans, Inc.	11719	Deutsche Bank Trust Co. Americas
2003-QS17	Residential Accredit Loans, Inc.	11732	Deutsche Bank Trust Co. Americas
2003-QS18	Residential Accredit Loans, Inc.	11733	Deutsche Bank Trust Co. Americas
2003-QS19	Residential Accredit Loans, Inc.	11749	Deutsche Bank Trust Co. Americas
2003-QS2	Residential Accredit Loans, Inc.	11610	Deutsche Bank Trust Co. Americas
2003-QS20	Residential Accredit Loans, Inc.	11770	Deutsche Bank Trust Co. Americas
2003-QS21	Residential Accredit Loans, Inc.	11771	Deutsche Bank Trust Co. Americas
2003-QS22	Residential Accredit Loans, Inc.	11797	Deutsche Bank Trust Co. Americas
2003-QS23	Residential Accredit Loans, Inc.	11798	Deutsche Bank Trust Co. Americas
2003-QS3	Residential Accredit Loans, Inc.	11611	Deutsche Bank Trust Co. Americas
2003-QS4	Residential Accredit Loans, Inc.	11624	Deutsche Bank Trust Co. Americas
2003-QS5	Residential Accredit Loans, Inc.	11625	Deutsche Bank Trust Co. Americas
2003-QS6	Residential Accredit Loans, Inc.	11626	Deutsche Bank Trust Co. Americas
2003-QS7	Residential Accredit Loans, Inc.	11655	Deutsche Bank Trust Co. Americas
2003-QS8	Residential Accredit Loans, Inc.	11656	Deutsche Bank Trust Co. Americas
2003-QS9	Residential Accredit Loans, Inc.	11668	Deutsche Bank Trust Co. Americas
2003-RS1	Residential Asset Mortgage Products, Inc.	11612	JPMorgan Chase Bank, N.A.
2003-RS10	Residential Asset Mortgage Products, Inc.	11773	JPMorgan Chase Bank, N.A.
2003-RS11	Residential Asset Mortgage Products, Inc.	11801	JPMorgan Chase Bank, N.A.
2003-RS2	Residential Asset Mortgage Products, Inc.	11630	JPMorgan Chase Bank, N.A.
2003-RS3	Residential Asset Mortgage Products, Inc.	11658	JPMorgan Chase Bank, N.A.
2003-RS4	Residential Asset Mortgage Products, Inc.	11671	JPMorgan Chase Bank, N.A.
2003-RS5	Residential Asset Mortgage Products, Inc.	11684	JPMorgan Chase Bank, N.A.
2003-RS6	Residential Asset Mortgage Products, Inc.	11707	JPMorgan Chase Bank, N.A.
2003-RS7	Residential Asset Mortgage Products, Inc.	11721	JPMorgan Chase Bank, N.A.
2003-RS8	Residential Asset Mortgage Products, Inc.	11735	JPMorgan Chase Bank, N.A.
2003-RS9	Residential Asset Mortgage Products, Inc.	11751	JPMorgan Chase Bank, N.A.
2003-RZ1	Residential Asset Mortgage Products, Inc.	11602	JPMorgan Chase Bank, N.A.
2003-RZ2	Residential Asset Mortgage Products, Inc.	11628	JPMorgan Chase Bank, N.A.
2003-RZ3	Residential Asset Mortgage Products, Inc.	11685	JPMorgan Chase Bank, N.A.
2003-RZ4	Residential Asset Mortgage Products, Inc.	11736	JPMorgan Chase Bank, N.A.
2003-RZ5	Residential Asset Mortgage Products, Inc.	11802	JPMorgan Chase Bank, N.A.
2003-S1	Residential Funding Mortgage Securities I, Inc.	11599	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2003-S10	Residential Funding Mortgage Securities I, Inc.	11678	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2003-S11	Residential Funding Mortgage Securities I, Inc.	11679	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2003-S12	Residential Funding Mortgage Securities I, Inc.	11677	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
Sched. II-D-2

Schedule II-D: Primary Servicing Securitizations, with RFC as servicer

Series Name	Issuer	Deal ID	Trustee
2003-S13	Residential Funding Mortgage Securities I, Inc.	11680	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2003-S14	Residential Funding Mortgage Securities I, Inc.	11703	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2003-S15	Residential Funding Mortgage Securities I, Inc.	11717	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2003-S16	Residential Funding Mortgage Securities I, Inc.	11730	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2003-S17	Residential Funding Mortgage Securities I, Inc.	11731	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2003-S18	Residential Funding Mortgage Securities I, Inc.	11747	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2003-S19	Residential Funding Mortgage Securities I, Inc.	11748	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2003-S2	Residential Funding Mortgage Securities I, Inc.	11608	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2003-S20	Residential Funding Mortgage Securities I, Inc.	11796	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2003-S3	Residential Funding Mortgage Securities I, Inc.	11609	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2003-S4	Residential Funding Mortgage Securities I, Inc.	11622	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2003-S5	Residential Funding Mortgage Securities I, Inc.	11623	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2003-S6	Residential Funding Mortgage Securities I, Inc.	11653	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2003-S7	Residential Funding Mortgage Securities I, Inc.	11666	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2003-S8	Residential Funding Mortgage Securities I, Inc.	11667	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2003-S9	Residential Funding Mortgage Securities I, Inc.	11654	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2003-SL1	Residential Asset Mortgage Products, Inc.	11774	JPMorgan Chase Bank, N.A.
2004-HI1	Residential Funding Mortgage Securities II, Inc.	11850	JPMorgan Chase Bank, N.A.
2004-HI2	Home Equity Loan Trust 2004-HI2	11898	JPMorgan Chase Bank, N.A.
2004-HI3	Home Equity Loan Trust 2004-HI3	11942	JPMorgan Chase Bank, N.A.
2004-HS1	Home Equity Loan Trust 2004-HS1	11848	JPMorgan Chase Bank, N.A.
2004-HS2	Home Equity Loan Trust 2004-HS2	11896	JPMorgan Chase Bank, N.A.
2004-HS3	Home Equity Loan Trust 2004-HS3	11944	JPMorgan Chase Bank, N.A.
2004-KR1	Residential Asset Securities Corp.	11841	JPMorgan Chase Bank, N.A.
2004-KR2	Residential Asset Securities Corp.	11928	JPMorgan Chase Bank, N.A.
2004-KS1	Residential Asset Securities Corp.	11820	JPMorgan Chase Bank, N.A.
2004-KS10	Residential Asset Securities Corp.	11946	JPMorgan Chase Bank, N.A.
2004-KS11	Residential Asset Securities Corp.	11970	JPMorgan Chase Bank, N.A.
2004-KS12	Residential Asset Securities Corp.	11995	U.S. Bank, N.A.
2004-KS2	Residential Asset Securities Corp.	11825	JPMorgan Chase Bank, N.A.
2004-KS3	Residential Asset Securities Corp.	11835	JPMorgan Chase Bank, N.A.
2004-KS4	Residential Asset Securities Corp.	11854	JPMorgan Chase Bank, N.A.
2004-KS5	Residential Asset Securities Corp.	11865	JPMorgan Chase Bank, N.A.
2004-KS6	Residential Asset Securities Corp.	11882	JPMorgan Chase Bank, N.A.
2004-KS7	Residential Asset Securities Corp.	11904	JPMorgan Chase Bank, N.A.
2004-KS8	Residential Asset Securities Corp.	11912	JPMorgan Chase Bank, N.A.
2004-KS9	Residential Asset Securities Corp.	11924	JPMorgan Chase Bank, N.A.
2004-PS1	Residential Funding Mortgage Securities I, Inc.	11963	U.S. Bank, N.A.
2004-QA1	Residential Accredit Loans, Inc.	11838	Deutsche Bank Trust Co. Americas
2004-QA2	Residential Accredit Loans, Inc.	11899	Deutsche Bank Trust Co. Americas
2004-QA3	Residential Accredit Loans, Inc.	11913	Deutsche Bank Trust Co. Americas
2004-QA4	Residential Accredit Loans, Inc.	11935	Deutsche Bank Trust Co. Americas
2004-QA5	Residential Accredit Loans, Inc.	11969	Deutsche Bank Trust Co. Americas
2004-QA6	Residential Accredit Loans, Inc.	11994	Deutsche Bank Trust Co. Americas
2004-QS1	Residential Accredit Loans, Inc.	11819	Deutsche Bank Trust Co. Americas
2004-QS10	Residential Accredit Loans, Inc.	11903	Deutsche Bank Trust Co. Americas
2004-QS11	Residential Accredit Loans, Inc.	11914	Deutsche Bank Trust Co. Americas
2004-QS12	Residential Accredit Loans, Inc.	11933	Deutsche Bank Trust Co. Americas
2004-QS13	Residential Accredit Loans, Inc.	11934	Deutsche Bank Trust Co. Americas
2004-QS14	Residential Accredit Loans, Inc.	11945	Deutsche Bank Trust Co. Americas
2004-QS15	Residential Accredit Loans, Inc.	11968	Deutsche Bank Trust Co. Americas
2004-QS16	Residential Accredit Loans, Inc.	11998	Deutsche Bank Trust Co. Americas
2004-QS2	Residential Accredit Loans, Inc.	11830	Deutsche Bank Trust Co. Americas
2004-QS3	Residential Accredit Loans, Inc.	11845	Deutsche Bank Trust Co. Americas
2004-QS4	Residential Accredit Loans, Inc.	11846	Deutsche Bank Trust Co. Americas
2004-QS5	Residential Accredit Loans, Inc.	11859	Deutsche Bank Trust Co. Americas
2004-QS6	Residential Accredit Loans, Inc.	11863	Deutsche Bank Trust Co. Americas
2004-QS7	Residential Accredit Loans, Inc.	11864	Deutsche Bank Trust Co. Americas
2004-QS8	Residential Accredit Loans, Inc.	11879	Deutsche Bank Trust Co. Americas
2004-QS9	Residential Accredit Loans, Inc.	11880	Deutsche Bank Trust Co. Americas
2004-RS1	Residential Asset Mortgage Products, Inc.	11821	JPMorgan Chase Bank, N.A.
2004-RS10	Residential Asset Mortgage Products, Inc.	11947	JPMorgan Chase Bank, N.A.
Sched. II-D-3

Schedule II-D: Primary Servicing Securitizations, with RFC as servicer

Series Name	Issuer	Deal ID	Trustee
2004-RS11	Residential Asset Mortgage Products, Inc.	11971	JPMorgan Chase Bank, N.A.
2004-RS12	Residential Asset Mortgage Products, Inc.	11996	JPMorgan Chase Bank, N.A.
2004-RS2	Residential Asset Mortgage Products, Inc.	11827	JPMorgan Chase Bank, N.A.
2004-RS3	Residential Asset Mortgage Products, Inc.	11839	JPMorgan Chase Bank, N.A.
2004-RS4	Residential Asset Mortgage Products, Inc.	11855	JPMorgan Chase Bank, N.A.
2004-RS5	Residential Asset Mortgage Products, Inc.	11866	JPMorgan Chase Bank, N.A.
2004-RS6	Residential Asset Mortgage Products, Inc.	11885	JPMorgan Chase Bank, N.A.
2004-RS7	Residential Asset Mortgage Products, Inc.	11905	JPMorgan Chase Bank, N.A.
2004-RS8	Residential Asset Mortgage Products, Inc.	11915	JPMorgan Chase Bank, N.A.
2004-RS9	Residential Asset Mortgage Products, Inc.	11925	JPMorgan Chase Bank, N.A.
2004-RZ1	Residential Asset Mortgage Products, Inc.	11840	JPMorgan Chase Bank, N.A.
2004-RZ2	Residential Asset Mortgage Products, Inc.	11883	JPMorgan Chase Bank, N.A.
2004-RZ3	Residential Asset Mortgage Products, Inc.	11926	JPMorgan Chase Bank, N.A.
2004-RZ4	Residential Asset Mortgage Products, Inc.	11997	JPMorgan Chase Bank, N.A.
2004-S1	Residential Funding Mortgage Securities I, Inc.	11828	JPMorgan Chase Bank, N.A.
2004-S2	Residential Funding Mortgage Securities I, Inc.	11836	JPMorgan Chase Bank, N.A.
2004-S3	Residential Funding Mortgage Securities I, Inc.	11837	JPMorgan Chase Bank, N.A.
2004-S4	Residential Funding Mortgage Securities I, Inc.	11853	JPMorgan Chase Bank, N.A.
2004-S5	Residential Funding Mortgage Securities I, Inc.	11862	JPMorgan Chase Bank, N.A.
2004-S6	Residential Funding Mortgage Securities I, Inc.	11877	JPMorgan Chase Bank, N.A.
2004-S7	Residential Funding Mortgage Securities I, Inc.	11902	U.S. Bank, N.A.
2004-S8	Residential Funding Mortgage Securities I, Inc.	11923	U.S. Bank, N.A.
2004-S9	Residential Funding Mortgage Securities I, Inc.	11991	U.S. Bank, N.A.
2004-SA1	Residential Funding Mortgage Securities I, Inc.	11878	JPMorgan Chase Bank, N.A.
2004-SL1	Residential Asset Mortgage Products, Inc.	11842	Deutsche Bank Trust Co. Americas
2004-SL2	Residential Asset Mortgage Products, Inc.	11884	Deutsche Bank Trust Co. Americas
2004-SL3	Residential Asset Mortgage Products, Inc.	11927	Deutsche Bank Trust Co. Americas
2004-SL4	Residential Asset Mortgage Products, Inc.	11985	Deutsche Bank Trust Co. Americas
2005-AHL1	Residential Asset Securities Corp.	12152	U.S. Bank, N.A.
2005-AHL2	Residential Asset Securities Corp.	12176	U.S. Bank, N.A.
2005-AHL3	Residential Asset Securities Corp.	12190	U.S. Bank, N.A.
2005-EFC1	Residential Asset Mortgage Products, Inc.	12082	U.S. Bank, N.A.
2005-EFC2	Residential Asset Mortgage Products, Inc.	12128	U.S. Bank, N.A.
2005-EFC3	Residential Asset Mortgage Products, Inc.	12149	U.S. Bank, N.A.
2005-EFC4	Residential Asset Mortgage Products, Inc.	12162	U.S. Bank, N.A.
2005-EFC5	Residential Asset Mortgage Products, Inc.	12177	U.S. Bank, N.A.
2005-EFC6	Residential Asset Mortgage Products, Inc.	12192	U.S. Bank, N.A.
2005-EFC7	Residential Asset Mortgage Products, Inc.	12207	U.S. Bank, N.A.
2005-HI1	Home Equity Loan Trust 2005-HI1	12013	JPMorgan Chase Bank, N.A.
2005-HI2	Residential Funding Mortgage Securities II, Inc.	12112	JPMorgan Chase Bank, N.A.
2005-HI3	Residential Funding Mortgage Securities II, Inc.	12180	JPMorgan Chase Bank, N.A.
2005-HS1	Home Equity Loan Trust 2005-HS1	12169	JPMorgan Chase Bank, N.A.
2005-HS2	Home Equity Loan Trust 2005-HS2	12200	JPMorgan Chase Bank, N.A.
2005-HSA1	Home Equity Loan Trust 2005-HSA1	12209	JPMorgan Chase Bank, N.A.
2005-KS1	Residential Asset Securities Corp.	12005	U.S. Bank, N.A.
2005-KS10	Residential Asset Securities Corp.	12175	U.S. Bank, N.A.
2005-KS11	Residential Asset Securities Corp.	12201	U.S. Bank, N.A.
2005-KS12	Residential Asset Securities Corp.	12218	U.S. Bank, N.A.
2005-KS2	Residential Asset Securities Corp.	12024	U.S. Bank, N.A.
2005-KS3	Residential Asset Securities Corp.	12050	U.S. Bank, N.A.
2005-KS4	Residential Asset Securities Corp.	12057	U.S. Bank, N.A.
2005-KS5	Residential Asset Securities Corp.	12081	U.S. Bank, N.A.
2005-KS6	Residential Asset Securities Corp.	12101	U.S. Bank, N.A.
2005-KS7	Residential Asset Securities Corp.	12129	U.S. Bank, N.A.
2005-KS8	Residential Asset Securities Corp.	12148	U.S. Bank, N.A.
2005-KS9	Residential Asset Securities Corp.	12154	U.S. Bank, N.A.
2005-NC1	Residential Asset Mortgage Products, Inc.	12216	U.S. Bank, N.A.
2005-QA1	Residential Accredit Loans, Inc.	12004	Deutsche Bank Trust Co. Americas
2005-QA10	Residential Accredit Loans, Inc.	12153	Deutsche Bank Trust Co. Americas
2005-QA11	Residential Accredit Loans, Inc.	12173	Deutsche Bank Trust Co. Americas
2005-QA12	Residential Accredit Loans, Inc.	12198	Deutsche Bank Trust Co. Americas
2005-QA13	Residential Accredit Loans, Inc.	12214	Deutsche Bank Trust Co. Americas
Sched. II-D-4

Schedule II-D: Primary Servicing Securitizations, with RFC as servicer

Series Name	Issuer	Deal ID	Trustee
2005-QA2	Residential Accredit Loans, Inc.	12022	Deutsche Bank Trust Co. Americas
2005-QA3	Residential Accredit Loans, Inc.	12044	Deutsche Bank Trust Co. Americas
2005-QA4	Residential Accredit Loans, Inc.	12055	Deutsche Bank Trust Co. Americas
2005-QA5	Residential Accredit Loans, Inc.	12056	Deutsche Bank Trust Co. Americas
2005-QA6	Residential Accredit Loans, Inc.	12079	Deutsche Bank Trust Co. Americas
2005-QA7	Residential Accredit Loans, Inc.	12100	Deutsche Bank Trust Co. Americas
2005-QA8	Residential Accredit Loans, Inc.	12127	Deutshce Bank Trust Co. Americas
2005-QA9	Residential Accredit Loans, Inc.	12146	Deutsche Bank Trust Co. Americas
2005-QS1	Residential Accredit Loans, Inc.	12002	Deutsche Bank Trust Co. Americas
2005-QS10	Residential Accredit Loans, Inc.	12125	Deutsche Bank Trust Co. Americas
2005-QS11	Residential Accredit Loans, Inc.	12126	Deutsche Bank Trust Co. Americas
2005-QS12	Residential Accredit Loans, Inc.	12144	Deutsche Bank Trust Co. Americas
2005-QS13	Residential Accredit Loans, Inc.	12157	Deutsche Bank Trust Co. Americas
2005-QS14	Residential Accredit Loans, Inc.	12156	Deutsche Bank Trust Co. Americas
2005-QS15	Residential Accredit Loans, Inc.	12172	Deutsche Bank Trust Co. Americas
2005-QS16	Residential Accredit Loans, Inc.	12188	Deutsche Bank Trust Co. Americas
2005-QS17	Residential Accredit Loans, Inc.	12211	Deutsche Bank Trust Co. Americas
2005-QS2	Residential Accredit Loans, Inc.	12023	Deutsche Bank Trust Co. Americas
2005-QS3	Residential Accredit Loans, Inc.	12043	Deutsche Bank Trust Co. Americas
2005-QS4	Residential Accredit Loans, Inc.	12053	Deutsche Bank Trust Co. Americas
2005-QS5	Residential Accredit Loans, Inc.	12054	Deutsche Bank Trust Co. Americas
2005-QS6	Residential Accredit Loans, Inc.	12078	Deutsche Bank Trust Co. Americas
2005-QS7	Residential Accredit Loans, Inc.	12097	Deutsche Bank Trust Co. Americas
2005-QS8	Residential Accredit Loans, Inc.	12098	Deutsche Bank Trust Co. Americas
2005-QS9	Residential Accredit Loans, Inc.	12099	Deutsche Bank Trust Co. Americas
2005-RP1	Residential Asset Mortgage Products, Inc.	12001	JPMorgan Chase Bank, N.A.
2005-RP2	Residential Asset Mortgage Products, Inc.	12132	JPMorgan Chase Bank, N.A.
2005-RP3	Residential Asset Mortgage Products, Inc.	12194	JPMorgan Chase Bank, N.A.
2005-RS1	Residential Asset Mortgage Products, Inc.	12006	JPMorgan Chase Bank, N.A.
2005-RS2	Residential Asset Mortgage Products, Inc.	12026	JPMorgan Chase Bank, N.A.
2005-RS3	Residential Asset Mortgage Products, Inc.	12049	JPMorgan Chase Bank, N.A.
2005-RS4	Residential Asset Mortgage Products, Inc.	12058	JPMorgan Chase Bank, N.A.
2005-RS5	Residential Asset Mortgage Products, Inc.	12085	JPMorgan Chase Bank, N.A.
2005-RS6	Residential Asset Mortgage Products, Inc.	12103	JPMorgan Chase Bank, N.A.
2005-RS7	Residential Asset Mortgage Products, Inc.	12131	JPMorgan Chase Bank, N.A.
2005-RS8	Residential Asset Mortgage Products, Inc.	12155	JPMorgan Chase Bank, N.A.
2005-RS9	Residential Asset Mortgage Products, Inc.	12193	JPMorgan Chase Bank, N.A.
2005-RZ1	Residential Asset Mortgage Products, Inc.	12045	JPMorgan Chase Bank, N.A.
2005-RZ2	Residential Asset Mortgage Products, Inc.	12130	JPMorgan Chase Bank, N.A.
2005-RZ3	Residential Asset Mortgage Products, Inc.	12161	JPMorgan Chase Bank, N.A.
2005-RZ4	Residential Asset Mortgage Products, Inc.	12191	JPMorgan Chase Bank, N.A.
2005-S1	Residential Funding Mortgage Securities I, Inc.	12020	U.S. Bank, N.A.
2005-S2	Residential Funding Mortgage Securities I, Inc.	12041	U.S. Bank, N.A.
2005-S3	Residential Funding Mortgage Securities I, Inc.	12042	U.S. Bank, N.A.
2005-S4	Residential Funding Mortgage Securities I, Inc.	12076	U.S. Bank, N.A.
2005-S5	Residential Funding Mortgage Securities I, Inc.	12122	U.S. Bank, N.A.
2005-S6	Residential Funding Mortgage Securities I, Inc.	12143	U.S. Bank, N.A.
2005-S7	Residential Funding Mortgage Securities I, Inc.	12186	U.S. Bank, N.A.
2005-S8	Residential Funding Mortgage Securities I, Inc.	12187	U.S. Bank, N.A.
2005-S9	Residential Funding Mortgage Securities I, Inc.	12210	U.S. Bank, N.A.
2005-SA1	Residential Funding Mortgage Securities I, Inc.	12021	U.S. Bank, N.A.
2005-SA2	Residential Funding Mortgage Securities I, Inc.	12077	U.S. Bank, N.A.
2005-SA3	Residential Funding Mortgage Securities I, Inc.	12124	U.S. Bank, N.A.
2005-SA4	Residential Funding Mortgage Securities I, Inc.	12145	U.S. Bank, N.A.
2005-SA5	Residential Funding Mortgage Securities I, Inc.	12171	U.S. Bank, N.A.
2005-SL1	Residential Asset Mortgage Products, Inc.	12040	Deutsche Bank Trust Co. Americas
2005-SL2	Residential Asset Mortgage Products, Inc.	12092	Deutsche Bank Trust Co. Americas
2005-SP2	Residential Asset Mortgage Products, Inc.	12075	JPMorgan Chase Bank, N.A.
2005-SP3	Residential Asset Mortgage Products, Inc.	12206	JPMorgan Chase Bank, N.A.
2006-EFC1	Residential Asset Mortgage Products, Inc.	12234	U.S. Bank, N.A.
2006-EFC2	Residential Asset Mortgage Products, Inc.	12481	U.S. Bank, N.A.
2006-EMX1	Residential Asset Securities Corp.	12225	U.S. Bank, N.A.
Sched. II-D-5

Schedule II-D: Primary Servicing Securitizations, with RFC as servicer

Series Name	Issuer	Deal ID	Trustee
2006-EMX2	Residential Asset Securities Corp.	12240	U.S. Bank, N.A.
2006-EMX3	Residential Asset Securities Corp.	12288	U.S. Bank, N.A.
2006-EMX4	Residential Asset Securities Corp.	12312	U.S. Bank, N.A.
2006-EMX5	Residential Asset Securities Corp.	12338	U.S. Bank, N.A.
2006-EMX6	Residential Asset Securities Corp.	12361	U.S. Bank, N.A.
2006-EMX7	Residential Asset Securities Corp.	12388	U.S. Bank, N.A.
2006-EMX8	Residential Asset Securities Corp.	12425	U.S. Bank, N.A.
2006-EMX9	Residential Asset Securities Corp.	12445	U.S. Bank, N.A.
2006-HSA3	Home Equity Loan Trust 2006-HSA3	12322	JPMorgan Chase Bank, N.A.
2006-HSA4	Home Equity Loan Trust 2006-HSA4	12377	JPMorgan Chase Bank, N.A.
2006-HSA5	Home Equity Loan Trust 2006-HSA5	12428	JPMorgan Chase Bank, N.A.
2006-KS1	Residential Asset Securities Corp.	12229	U.S. Bank, N.A.
2006-KS2	Residential Asset Securities Corp.	12244	U.S. Bank, N.A.
2006-KS3	Residential Asset Securities Corp.	12273	U.S. Bank, N.A.
2006-KS4	Residential Asset Securities Corp.	12324	U.S. Bank, N.A.
2006-KS5	Residential Asset Securities Corp.	12348	U.S. Bank, N.A.
2006-KS6	Residential Asset Securities Corp.	12360	U.S. Bank, N.A.
2006-KS7	Residential Asset Securities Corp.	12392	U.S. Bank, N.A.
2006-KS8	Residential Asset Securities Corp.	12429	U.S. Bank, N.A.
2006-KS9	Residential Asset Securities Corp.	12444	U.S. Bank, N.A.
2006-NC1	Residential Asset Mortgage Products, Inc.	12232	U.S. Bank, N.A.
2006-NC2	Residential Asset Mortgage Products, Inc.	12253	U.S. Bank, N.A.
2006-NC3	Residential Asset Mortgage Products, Inc.	12272	U.S. Bank, N.A.
2006-QA1	Residential Accredit Loans, Inc.	12235	Deutsche Bank Trust Co. Americas
2006-QA10	Residential Accredit Loans, Inc.	12454	Deutsche Bank Trust Co. Americas
2006-QA11	Residential Accredit Loans, Inc.	12491	Deutsche Bank Trust Co. Americas
2006-QA2	Residential Accredit Loans, Inc.	12248	U.S. Bank, N.A.
2006-QA3	Residential Accredit Loans, Inc.	12294	Deutsche Bank Trust Co. Americas
2006-QA4	Residential Accredit Loans, Inc.	12314	Deutsche Bank Trust Co. Americas
2006-QA5	Residential Accredit Loans, Inc.	12344	Deutsche Bank Trust Co. Americas
2006-QA6	Residential Accredit Loans, Inc.	12366	Deutsche Bank Trust Co. Americas
2006-QA7	Residential Accredit Loans, Inc.	12386	Deutsche Bank Trust Co. Americas
2006-QA8	Residential Accredit Loans, Inc.	12409	Deutsche Bank Trust Co. Americas
2006-QA9	Residential Accredit Loans, Inc.	12437	Deutsche Bank Trust Co. Americas
2006-QS1	Residential Accredit Loans, Inc.	12226	Deutsche Bank Trust Co. Americas
2006-QS10	Residential Accredit Loans, Inc.	12393	Deutsche Bank Trust Co. Americas
2006-QS11	Residential Accredit Loans, Inc.	12387	Deutsche Bank Trust Co. Americas
2006-QS12	Residential Accredit Loans, Inc.	12413	Deutsche Bank Trust Co. Americas
2006-QS13	Residential Accredit Loans, Inc.	12414	Deutsche Bank Trust Co. Americas
2006-QS14	Residential Accredit Loans, Inc.	12435	Deutsche Bank Trust Co. Americas
2006-QS15	Residential Accredit Loans, Inc.	12447	Deutsche Bank Trust Co. Americas
2006-QS16	Residential Accredit Loans, Inc.	12457	Deutsche Bank Trust Co. Americas
2006-QS17	Residential Accredit Loans, Inc.	12501	Deutsche Bank Trust Co. Americas
2006-QS18	Residential Accredit Loans, Inc.	12500	Deutsche Bank Trust Co. Americas
2006-QS2	Residential Accredit Loans, Inc.	12242	U.S. Bank, N.A.
2006-QS3	Residential Accredit Loans, Inc.	12267	Deutsche Bank Trust Co. Americas
2006-QS4	Residential Accredit Loans, Inc.	12300	Deutsche Bank Trust Co. Americas
2006-QS5	Residential Accredit Loans, Inc.	12310	Deutsche Bank Trust Co. Americas
2006-QS6	Residential Accredit Loans, Inc.	12340	Deutsche Bank Trust Co. Americas
2006-QS7	Residential Accredit Loans, Inc.	12337	Deutsche Bank Trust Co. Americas
2006-QS8	Residential Accredit Loans, Inc.	12365	Deutsche Bank Trust Co. Americas
2006-QS9	Residential Accredit Loans, Inc.	12364	Deutsche Bank Trust Co. Americas
2006-RS1	Residential Asset Mortgage Products, Inc.	12228	JPMorgan Chase Bank, N.A.
2006-RS2	Residential Asset Mortgage Products, Inc.	12252	JPMorgan Chase Bank, N.A.
2006-RS3	Residential Asset Mortgage Products, Inc.	12307	JPMorgan Chase Bank, N.A.
2006-RS4	Residential Asset Mortgage Products, Inc.	12336	JPMorgan Chase Bank, N.A.
2006-RS5	Residential Asset Mortgage Products, Inc.	12391	JPMorgan Chase Bank
2006-RS6	Residential Asset Mortgage Products, Inc.	12446	U.S. Bank, N.A.
2006-RZ1	Residential Asset Mortgage Products, Inc.	12251	JPMorgan Chase Bank, N.A.
2006-RZ2	Residential Asset Mortgage Products, Inc.	12293	JPMorgan Chase Bank, N.A.
2006-RZ3	Residential Asset Mortgage Products, Inc.	12372	JPMorgan Chase Bank, N.A.
2006-RZ4	Residential Asset Mortgage Products, Inc.	12415	JPMorgan Chase Bank, N.A.
Sched. II-D-6

Schedule II-D: Primary Servicing Securitizations, with RFC as servicer

Series Name	Issuer	Deal ID	Trustee
2006-RZ5	Residential Asset Mortgage Products, Inc.	12490	U.S. Bank, N.A.
2006-S1	Residential Funding Mortgage Securities I, Inc.	12227	U.S. Bank, N.A.
2006-S10	Residential Funding Mortgage Securities I, Inc.	12438	U.S. Bank, N.A.
2006-S11	Residential Funding Mortgage Securities I, Inc.	12460	U.S. Bank, N.A.
2006-S12	Residential Funding Mortgage Securities I, Inc.	12494	U.S. Bank, N.A.
2006-S2	Residential Funding Mortgage Securities I, Inc.	12243	U.S. Bank, N.A.
2006-S3	Residential Funding Mortgage Securities I, Inc.	12271	U.S. Bank, N.A.
2006-S4	Residential Funding Mortgage Securities I, Inc.	12298	U.S. Bank, N.A.
2006-S5	Residential Funding Mortgage Securities I, Inc.	12341	U.S. Bank, N.A.
2006-S6	Residential Funding Mortgage Securities I, Inc.	12362	U.S. Bank, N.A.
2006-S7	Residential Funding Mortgage Securities I, Inc.	12389	U.S. Bank, N.A.
2006-S8	Residential Funding Mortgage Securities I, Inc.	12422	U.S. Bank, N.A.
2006-S9	Residential Funding Mortgage Securities I, Inc.	12423	U.S. Bank, N.A.
2006-SA1	Residential Funding Mortgage Securities I, Inc.	12233	U.S. Bank, N.A.
2006-SA3	Residential Funding Mortgage Securities I, Inc.	12390	U.S. Bank, N.A.
2006-SA4	Residential Funding Mortgage Securities I, Inc.	12442	U.S. Bank, N.A.
2006-SP1	Residential Asset Mortgage Products, Inc.	12246	JPMorgan Chase Bank, N.A.
2007-EMX1	Residential Asset Securities Corp.	12563	U.S. Bank, N.A.
2007-HI1	Home Equity Loan Trust 2007-HI1	12568	LaSalle Bank, N.A.
2007-HSA1	Home Equity Loan Trust 2007-HSA1	12554	LaSalle Bank, N.A.
2007-HSA2	Home Equity Loan Trust 2007-HSA2	12582	LaSalle Bank, N.A.
2007-HSA3	Home Equity Loan Trust 2007-HSA3	12619	LaSalle Bank, N.A.
2007-KS1	Residential Asset Securities Corp.	12531	U.S. Bank, N.A.
2007-KS2	Residential Asset Securities Corp.	12542	U.S. Bank, N.A.
2007-KS3	Residential Asset Securities Corp.	12577	U.S. Bank, N.A.
2007-KS4	Residential Asset Securities Corp.	12594	LaSalle Bank, N.A.
2007-QA1	Residential Accredit Loans, Inc.	12520	Deutsche Bank Trust Co. Americas
2007-QA2	Residential Accredit Loans, Inc.	12545	Deutsche Bank Trust Co. Americas
2007-QA3	Residential Accredit Loans, Inc.	12585	Deutsche Bank Trust Co. Americas
2007-QA4	Residential Accredit Loans, Inc.	12613	Deutsche Bank Trust Co. Americas
2007-QS1	Residential Accredit Loans, Inc.	12523	Deutsche Bank Trust Co. Americas
2007-QS2	Residential Accredit Loans, Inc.	12525	Deutsche Bank Trust Co. Americas
2007-QS3	Residential Accredit Loans, Inc.	12550	Deutsche Bank Trust Co. Americas
2007-QS4	Residential Accredit Loans, Inc.	12569	Deutsche Bank Trust Co. Americas
2007-QS5	Residential Accredit Loans, Inc.	12576	Deutsche Bank Trust Co. Americas
2007-QS6	Residential Accredit Loans, Inc.	12592	Deutsche Bank Trust Co. Americas
2007-QS7	Residential Accredit Loans, Inc.	12608	Deutsche Bank Trust Co. Americas
2007-QS8	Residential Accredit Loans, Inc.	12632	Deutsche Bank Trust Co. Americas
2007-QS9	Residential Accredit Loans, Inc.	12650	Deutsche Bank Trust Co. Americas
2007-RP1	Residential Asset Mortgage Products, Inc.	12521	LaSalle Bank, N.A.
2007-RP2	Residential Asset Mortgage Products, Inc.	12555	LaSalle Bank, N.A.
2007-RS1	Residential Asset Mortgage Products, Inc.	12553	LaSalle Bank, N.A.
2007-RS2	Residential Asset Mortgage Products, Inc.	12600	LaSalle Bank, N.A.
2007-RZ1	Residential Asset Mortgage Products, Inc.	12539	LaSalle Bank, N.A.
2007-S1	Residential Funding Mortgage Securities I, Inc.	12530	U.S. Bank, N.A.
2007-S2	Residential Funding Mortgage Securities I, Inc.	12549	U.S. Bank, N.A.
2007-S3	Residential Funding Mortgage Securities I, Inc.	12574	U.S. Bank, N.A.
2007-S4	Residential Funding Mortgage Securities I, Inc.	12590	Deutsche Bank Trust Co. Americas
2007-S5	Residential Funding Mortgage Securities I, Inc.	12609	Deutsche Bank Trust Co. Americas
2007-S6	Residential Funding Mortgage Securities I, Inc.	12630	U.S. Bank, N.A.
2007-S7	Residential Funding Mortgage Securities I, Inc.	12653	U.S. Bank, N.A.
2007-S8	Residential Funding Mortgage Securities I, Inc.	12666	U.S. Bank, N.A.
2007-S9	Residential Funding Mortgage Securities I, Inc.	12699	U.S. Bank, N.A.
2007-SA1	Residential Funding Mortgage Securities I, Inc.	12524	U.S. Bank, N.A.
2007-SA2	Residential Funding Mortgage Securities I, Inc.	12570	U.S. Bank, N.A.
2007-SA3	Residential Funding Mortgage Securities I, Inc.	12626	U.S. Bank, N.A.
Sched. II-D-7

Schedule II-E: None
Sched. II-E-1

Schedule II-F: Home Equity Securitizations, with GMAC Mortgage as servicer

Series Name	Issuer	Deal ID	Investor No.	Trustee
2000-HE2	GMACM Home Equity Loan Trust 2000-HE2	61011	61011	Wells Fargo Bank Minnesota, N.A. f/k/a Norwest Bank Minnesota, N.A.
2000-HE4	GMACM Home Equity Loan Trust 2000-HE4	61016	61016	Wells Fargo Bank, N.A.
2001-HE2	GMACM Home Equity Loan Trust 2001-HE2	61019	61019	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2001-HE3	GMACM Home Equity Loan Trust 2001-HE3	61020	61020	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2001-HLTV1	GMACM Home Loan Trust 2001-HLTV1	61017	61017	The Bank of New York
2001-HLTV2	GMACM Home Loan Trust 2001-HLTV2	61022	61022	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2002-HE1	GMACM Home Equity Loan Trust 2002-HE1	61024	61024	Wells Fargo Bank Minnesota, N.A.
2002-HE3	GMACM Home Equity Loan Trust 2002-HE3	61026	61026	Wells Fargo Bank Minnesota, N.A.
2002-HE4	GMACM Home Equity Loan Trust 2002-HE4	61028	61028	Wells Fargo Bank Minnesota, N.A.
2002-HLTV1	GMACM Home Loan Trust 2002-HLTV1	61027	61027	JPMorgan Chase Bank, N.A. f/k/a Bank One, N.A.
2003-HE1	GMACM Home Equity Loan Trust 2003-HE1	61038	61038	Wells Fargo Bank Minnesota, N.A.
2003-HE2	GMACM Home Equity Loan Trust 2003-HE2	61039	61039	Wells Fargo Bank Minnesota, N.A.
2004-HE1	GMACM Home Equity Loan Trust 2004-HE1	61041	61041	Wells Fargo Bank, N.A.
2004-HE2	GMACM Home Equity Loan Trust 2004-HE2	61042	61042	Wells Fargo Bank, N.A.
2004-HE3	GMACM Home Equity Loan Trust 2004-HE3	61044	61044	Wells Fargo Bank, N.A.
2004-HE4	GMACM Home Equity Loan Trust 2004-HE4	61046	61046	Wells Fargo Bank, N.A.
2004-HE5	GMACM Home Equity Loan Trust 2004-HE5	61047	61047	Wells Fargo Bank, N.A.
2004-HLTV1	GMACM Home Loan Trust 2004-HLTV1	61045	61045	JPMorgan Chase Bank, N.A.
2005-HE1	GMACM Home Equity Loan Trust 2005-HE1	61048	61048	Wells Fargo Bank, N.A.
2005-HE2	GMACM Home Equity Loan Trust 2005-HE2	61049	61049	Wells Fargo Bank, N.A.
2005-HE3	GMACM Home Equity Loan Trust 2005-HE3	61050	61050	Wells Fargo Bank, N.A.
2006-HE1	GMACM Home Equity Loan Trust 2006-HE1	61052	61052	JPMorgan Chase Bank, N.A.
2006-HE2	GMACM Home Equity Loan Trust 2006-HE2	61053	61053	JPMorgan Chase Bank, N.A.
2006-HE3	GMACM Home Equity Loan Trust 2006-HE3	61054	61054	JPMorgan Chase Bank, N.A.
2006-HE4	GMACM Home Equity Loan Trust 2006-HE4	61055	61055	JPMorgan Chase Bank, N.A.
2006-HE5	GMACM Home Equity Loan Trust 2006-HE5	61056	61056	The Bank of New York Trust Company, N.A.
2006-HLTV1	GMACM Home Loan Trust 2006-HLTV1	61051	61051	JPMorgan Chase Bank, N.A.
2007-HE1	GMACM Home Equity Loan Trust 2007-HE1	61057	61057	The Bank of New York Trust Company, N.A.
2007-HE2	GMACM Home Equity Loan Trust 2007-HE2	61058	61058	The Bank of New York Trust Company, N.A.
2007-HE3	GMACM Home Equity Loan Trust 2007-HE3	61059	61059	The Bank of New York Trust Company, N.A.
Sched. II-F-1

Schedule II-G: None
Sched. II-G-1

SCHEDULE 5.01
CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AGREEMENT
     (a) This Agreement duly executed by the parties hereto;
     (b) The Note duly executed by the Borrowers;
     (c) The guarantee executed by ResCap;
     (d) Each Facility Document, duly executed by the parties thereto;
     (e) A certificate of a secretary or assistant secretary of each Borrower, each certifying the names and true signatures of the persons authorized on such Borrower’s behalf to sign, as applicable, this Agreement, the Notes and the other Facility Documents to be delivered by such Borrower in connection herewith;
     (f) A certificate of a Responsible Officer of each Borrower, each certifying as to the accuracy and completeness of each of the representations and warranties contained in each Facility Document to which such Borrower is a party (except for representations and warranties made in respect of specific mortgage loans) and as to the absence of Default under such Facility Documents to which such Borrower is a party as of the Closing Date;
     (g) (i) The certificate of formation of RFC, duly certified by the Secretary of State of the State of Delaware, as of a recent date acceptable to Lender, as well as a copy of its limited liability company agreement, and (ii) a certificate of formation of GMAC Mortgage, duly certified by the Secretary of State of Delaware, as of a recent date acceptable to the Lender, as well as a copy of its limited liability company agreement;
     (h) A good standing certificate issued by the Secretary of State of the State of Delaware certifying that RFC and GMAC Mortgage are duly organized and in good standing;
     (i) The filing of proper Financing Statements (Form UCC-1), naming each Borrower as debtor and the Lender as the secured party, or other, similar instruments or documents, as may be necessary under the UCC or any comparable law of all appropriate jurisdictions to perfect the Lender’s interest in the Collateral;
     (j) Opinion of counsel for the Borrowers or in-house counsel to the Borrowers or ResCap covering such matters as reasonably requested by the Lender;
     (k) [Reserved]; and
     (l) Receipt by the Lender of all fees due on or prior to the Closing Date as required under the Agreement and any other fee letter entered into between the Lender and the Borrowers (including the reimbursement of all reasonable expenses relating to due diligence performed by the Lender prior to the Closing Date).

SCHEDULE 5.02
CONDITIONS PRECEDENT TO EACH LOAN
(including, with respect to paragraphs (b)-(e) inclusive,
to the automatic continuation of a Loan upon the conclusion of an Interest Period)
     (a) The Lender shall have received a duly executed copy of the Borrower Funding Request for such Loan in accordance with Section 2.03;
     (b) The making of such Loan, and the application of the proceeds thereof, shall not result in the Outstanding Aggregate Loan Amount exceeding the Commitment Amount;
     (c) The making of such Loan, and the application of the proceeds thereof, shall not result in a Borrowing Base Deficiency;
     (d) On the applicable Funding Date, the following statements shall be true (and the Borrowers by delivering such Borrower Funding Request shall be deemed to have certified that):
     (i) the representations and warranties set forth in Article VI are true and correct on and as of such day as though made on and as of such day and shall be deemed to have been made on such day (except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case, such representation or warranty shall have been true and correct as of such date);
     (ii) each Borrower is in compliance with all covenants set forth in Article VII;
     (iii) all conditions precedent to the making of such Loan have been satisfied;
     (iv) no Default has occurred and is continuing, or would result from such Loans; and
     (v) all of the Servicing Rights included in the most recently delivered Electronic File are Eligible Servicing Rights, except for any non-qualifying Servicing Rights listed as such therein, and all Recourse Servicing Obligations have been identified as such in a schedule attached to such Electronic File.
     (e) The amount of the initial Loan shall be not less than $100,000,000; and
     (f) The Lender shall have received (i) with respect to the Initial Borrower Funding Request, the Initial Electronic File; and (ii) with respect to any subsequent Borrower Funding Request, a Subsequent Electronic File on or prior to time required by Section 2.03.

SCHEDULE 7.01(j)
GMAC LLC REQUIRED INVESTOR REPORTS
Monthly Master File Tape:
          Format to be agreed by Lender and Borrowers

SCHEDULE 11.02
NOTICES
The Borrowers:
Residential Funding Company, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
Attn: Joseph Ruhlin
Phone: (952) 857-8508
Fax: (952) 857-4793
Email: joe.ruhlin@gmacrescap.com
With copy to:
GMAC Mortgage, LLC
c/o Residential Funding Company, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
Attn: Joseph Ruhlin
Phone: (952) 857-8508
Fax: (952) 857-4793
Email: joe.ruhlin@gmacrescap.com
With copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton, Managing Director, VP and Associate Counsel
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
The Lender:
GMAC LLC
200 Renaissance Center
Detroit, MI 48265
Attn: David Walker, Group VP and Treasurer
Phone: (313) 656-5400
Fax: (313) 656-5401
Email: david.walker@gmacfs.com
Sched. 11.02-1

With copy to:
William B. Solomon, VP and General Counsel
Phone: (313) 656-6128
Fax: (313) 656-6124
Email: William.b.solomon@gm.com
Sched. 11.02-2

EXHIBIT 2.02(a)
NOTE
April 18, 2008
$750,000,000
     FOR VALUE RECEIVED, Residential Funding Company, LLC, a Delaware limited liability company (“RFC”), and GMAC Mortgage, LLC, a Delaware limited liability company (“GMAC Mortgage” and together with RFC, each a “Borrower” and collectively, the “Borrowers”), promise to pay to the order of GMAC LLC (the “Lender”) on or before the Loan Repayment Date the principal amount of SEVEN HUNDRED FIFTY MILLION DOLLARS ($750,000,000), or such lesser amount as shall reflect the Outstanding Aggregate Loan Amount of the Loans (each as defined in the Loan and Security Agreement referred to below) made by the Lender to the Borrower.
     The Borrowers further promise to pay interest on the unpaid principal amount of this Note from time to time outstanding, payable as provided in the Loan and Security Agreement (referred to below), at the rates per annum provided in the Loan and Security Agreement; provided, however, that such interest rate shall not at any time exceed the maximum rate permitted by law. All payments of principal of and interest on this Note shall be payable in lawful currency of the United States of America at the office of the Lender as provided above or such other address as the holder hereof shall have designated to the Borrowers, in immediately available funds.
     The date, amount and interest rate of each Loan made by the Lender to the Borrowers, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof; provided, that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrowers to make a payment when due of any amount owing under the Loan and Security Agreement or hereunder in respect of the Loans made by the Lender.
     This Note is the Note referred to in Loan and Security Agreement dated April 18, 2008 between the Borrowers and GMAC LLC (the “Loan and Security Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan and Security Agreement. Upon occurrence of any Event of Default, the principal hereof, and all accrued interest thereon, may be declared or shall automatically become, due and payable pursuant to the Loan and Security Agreement.
     The Borrowers agree to pay all the Lender’s costs of collection and enforcement (including reasonable attorneys’ fees and disbursements of lender’s counsel) in respect of this Note when incurred, including, without limitation, reasonable attorneys’ fees through appellate proceedings.

Ex 2.02(a)-1

     Notwithstanding the pledge of the Collateral, the Borrowers hereby acknowledge, admit and agree that the Borrowers’ obligations under this Note are recourse obligations of the Borrowers to which the Borrowers pledge their full faith and credit.
     The Borrowers, and any indorsers or guarantors hereof, (a) severally waive diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayment of this Note, (b) expressly agree that this Note, or any payment hereunder, may be extended from time to time, and consent to the acceptance of further Collateral, the release of any Collateral for this Note, the release of any party primarily or secondarily liable hereon, and (c) expressly agree that it will not be necessary for the Lender, in order to enforce payment of this Note, to first institute or exhaust the Lender’s remedies against the Borrowers or any other party liable hereon or against any Collateral for this Note. No extension of time for the payment of this Note, or any installment hereof, made by agreement by the Lender with any person now or hereafter liable for the payment of this Note, shall affect the liability under this Note of the Borrowers, even if the Borrowers are not a party to such agreement; provided, however, that the Lender and the Borrowers, by written agreement between them, may affect the liability of the Borrowers.
     Any reference herein to the Lender shall be deemed to include and apply to every subsequent holder of this Note. Reference is made to the Loan and Security Agreement for provisions concerning optional and mandatory prepayments, Collateral, acceleration and other material terms affecting this Note.
     Any enforcement action relating to this Note may be brought by motion for summary judgment in lieu of a complaint pursuant to Section 3213 of the New York Civil Practice Law and with respect to this Note and waives any right with respect to the doctrine of forum non conveniens with respect to such transactions.
     This Note shall be governed by and construed in accordance with the laws of the state of New York without regard to conflicts of laws principles (but with reference to section 5-1401 of the New York General Obligation law) whose laws the Borrowers expressly elect to apply to this Note. Each party hereto hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York for purposes of all legal proceedings arising out of or relating to this Note. The Borrowers irrevocably waive, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. The Borrowers hereby consent to process being served in any suit, action or proceeding with respect to this agreement, or any document delivered pursuant hereto by the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to its respective address specified at the time for notices under the Loan and Security Agreement or to any other address of which it shall have given written or electronic notice to the Lender. The foregoing shall not limit the ability of Lender to bring suit in the courts of any jurisdiction.
     The Borrowers hereby irrevocably waive any and all right to a trial by jury with respect to any legal proceeding arising out of or relating to this Note.

Ex 2.02(a)-2

     IN WITNESS WHEREOF, the undersigned has caused this Note to be executed by its duly authorized officer as of the day and year first above written.

Residential Funding Company, LLC
By:
Name:
Title:

GMAC Mortgage, LLC
By:
Name:
Title:

Ex 2.02(a)-3

EXHIBIT 2.03
FORM OF BORROWER FUNDING REQUEST
GMAC LLC
   as Lender
200 Renaissance Center
Detroit, MI 48265
          Attention: David Walker, Group VP and Treasurer
Ladies and Gentlemen:
This [Initial] Borrower Funding Request is delivered to you pursuant to [Section 2.03(a)]/[Section 2.03(b)] of the Loan and Security Agreement, dated as of April 18, 2008, (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Loan Agreement”), between Residential Funding Company, LLC (“RFC”), and GMAC Mortgage, LLC (“GMAC Mortgage” and together with RFC, the “Borrowers”), and GMAC LLC (the “Lender”). Unless otherwise defined herein or as the context otherwise requires, terms used herein have the meaning assigned thereto under Schedule I of the Loan Agreement.
The undersigned hereby requests that a Loan be made in the aggregate principal amount of $[•] on [•], 200[•] to be secured by Servicing Rights.
An updated Electronic File, revised to reflect the acquisition of any additional Servicing Rights purchased by the Borrowers since the most recently delivered Electronic File, has been delivered pursuant to Section 2.03 of the Loan Agreement.
The undersigned hereby acknowledges that the delivery of this [Initial] Borrower Funding Request and the acceptance by the undersigned of the proceeds of the Loan requested hereby constitute a representation and warranty by the undersigned that all conditions precedent to such Loan specified in Article V of the Loan Agreement have been satisfied and will continue to be satisfied after giving effect to such Loan.
The undersigned further represents and warrants that attached hereto is a true and complete description of any changes to the Servicing Contracts since the last date the undersigned delivered a Borrower Funding Request.
Please wire transfer the proceeds of the Loan to the following account pursuant to the following instructions:

Ex. 203-1

Residential Funding Company, LLC Wire Instructions:
Bank:	JPMorgan Chase, New York, NY
ABA:	021000021
Account:	Residential Funding Company, LLC
Account #:	5315476
Reference:	GMAC/RFC MSR

GMAC Mortgage, LLC Wire Instructions:
Bank:	Wachovia Bank, Philadelphia, PA
ABA#:	031-201-467
Beneficiary:	GMAC Mortgage Corporation
Account #:	2100012764397
Reference:	GMAC/GMACM MSR
     The undersigned has caused this [Initial] Borrower Funding Request to be executed and delivered, and the certification and warranties contained herein to be made, by its duly authorized officer this [•] day of [•], 200[•].

Residential Funding Company, LLC
By:
Name:
Title:

GMAC Mortgage, LLC
By:
Name:
Title:

Ex. 203-2

Acknowledged and agreed:
GMAC LLC

By:

Name: Title:

Ex. 203-3

EXHIBIT 2.04(a)
FORM OF BORROWING BASE REPORT
Date of loan tape: [Date]

Date of valuation: [Date]

	GMAC Mortgage, LLC			Residential Funding Company, LLC			Total
							Loan
Eligible Servicing Rights	Loan Count	UPB	Book Value	Loan Count	UPB	Book Value	Count	UPB	Book Value
First Lien Agency-GNMA	0	$0.00	$0.00	0	$0.00	$0.00	0	$0.00	$0.00
First Lien Private\Whole Loan\Securitized	0	$0.00	$0.00	0	$0.00	$0.00	0	$0.00	$0.00
Home Equity Private\Whole Loan	0	$0.00	$0.00	0	$0.00	$0.00	0	$0.00	$0.00
Home Equity Securitizations	0	$0.00	$0.00	0	$0.00	$0.00	0	$0.00	$0.00
PMSR Whole Loan	0	$0.00	$0.00	0	$0.00	$0.00	0	$0.00	$0.00
PMSR Securitizations	0	$0.00	$0.00	0	$0.00	$0.00	0	$0.00	$0.00
MMSR Whole Loan	0	$0.00	$0.00	0	$0.00	$0.00	0	$0.00	$0.00
MMSR Securitizations	0	$0.00	$0.00	0	$0.00	$0.00	0	$0.00	$0.00
[Other]	0	$0.00	$0.00	0	$0.00	$0.00	0	$0.00	$0.00

	0	$0.00	$0.00	0	$0.00	$0.00	0	$0.00	$0.00

					Maximum
					Available	Available
			Collateral	Advanced	Amount	Borrowing
		Attributed	Value (B.V.	Outstandings	as of	Base as of
GMAC Mortgage, LLC	Book Value	Rate	x A.R.)	as of [date]	[date]	[date]
Eligible Servicing Rights	$0.00	50.00%	$0.00	$0.00		$0.00
Additional Collateral (Eligible Assets)	$0.00	85.00%	$0.00	$0.00		$0.00
Additional Collateral (Treasury Bills)	$0.00	98.00%	$0.00	$0.00		$0.00
Additional Collateral (Treasury Notes)	$0.00	95.00%	$0.00	$0.00		$0.00
Additional Collateral (Treasury Bonds)	$0.00	92.00%	$0.00	$0.00		$0.00

Total Borrowing Base	$0.00		$0.00	$0.00	n/a	$0.00

Ex. 2.04(a)-1

					Maximum
					Available	Available
			Collateral	Advanced	Amount	Borrowing
		Attributed	Value (B.V.	Outstandings	as of	Base as of
Residential Funding Company, LLC	Book Value	Rate	x A.R.)	as of [date]	[date]	[date]
Eligible Servicing Rights	$0.00	50.00%	$0.00	$0.00		$0.00
Additional Collateral (Eligible Assets)	$0.00	85.00%	$0.00	$0.00		$0.00
Additional Collateral (Treasury Bills)	$0.00	98.00%	$0.00	$0.00		$0.00
Additional Collateral (Treasury Notes)	$0.00	95.00%	$0.00	$0.00		$0.00
Additional Collateral (Treasury Bonds)	$0.00	92.00%	$0.00	$0.00		$0.00

Total Borrowing Base	$0.00		$0.00	$0.00	n/a	$0.00

					Maximum
					Available	Available
			Collateral	Advanced	Amount	Borrowing
		Attributed	Value (B.V.	Outstandings	as of	Base as of
Total of Borrowers	Book Value	Rate	x A.R.)	as of [date]	[date] (2)	[date]
Eligible Servicing Rights	$0.00	50.00%	$0.00	$0.00	$0.00	$0.00
Additional Collateral (Eligible Assets)	$0.00	85.00%	$0.00	$0.00	$0.00	$0.00
Additional Collateral (Treasury Bills)	$0.00	98.00%	$0.00	$0.00	$0.00	$0.00
Additional Collateral (Treasury Notes)	$0.00	95.00%	$0.00	$0.00	$0.00	$0.00
Additional Collateral (Treasury Bonds)	$0.00	92.00%	$0.00	$0.00	$0.00	$0.00

Total Borrowing Base (1)	$0.00		$0.00	$0.00	$0.00	$0.00

(1)	No more than 50% of Borrowing Base shall consist of Additional Collateral.

(2)	Not to exceed Commitment Amount of $750,000,000.00.
Ex. 2.04(a)-2

EXHIBIT 2.04(b)
BORROWING BASE CERTIFICATE
GMAC LLC,
             as Lender
200 Renaissance Center
Detroit, Michigan 48265
Attention: David Walker, Group VP and Treasurer
Facsimile No.: (313) 656-5401
Re: Residential Funding Company, LLC, and GMAC Mortgage, LLC
Gentlemen and Ladies:
     This Borrowing Base Certificate is delivered to you pursuant to [Section 2.04(a)]/[Section 2.04(b)] of the Loan and Security Agreement, dated as of April 18, 2008, among Residential Funding Company, LLC, a Delaware limited liability company (“RFC”), and GMAC Mortgage, LLC, a Delaware limited liability company (“GMAC Mortgage” and together with RFC, each a “Borrower” and collectively, the “Borrowers”); and GMAC LLC, as lender (in such capacity, the “Lender”). Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein have the meanings provided in the Loan Agreement.
The Borrowers hereby certify a Borrowing Base of $[•]
The Borrowers have caused this Borrowing Base Certificate to be executed and delivered, and the certification and warranties contained herein to be made, this [•] day [•], 2008.

Residential Funding Company, LLC
By:
Name:
Title:

GMAC Mortgage, LLC
By:
Name:
Title:

EXHIBIT 2.08(a)
FORM OF REPAYMENT NOTICE
[•], 200[•]
TO: The Lender as defined in the Loan Agreement referred to below
     Reference is hereby made to the Loan and Security Agreement, dated as of April 18, 2008 (as heretofore amended, the “Loan Agreement”), between Residential Funding Company, LLC (“RFC”), and GMAC Mortgage, LLC (“GMAC Mortgage” and together with RFC, the “Borrowers”), and GMAC LLC (the “Lender”). Capitalized terms not otherwise defined herein are used herein as defined in the Loan Agreement.
     The Borrowers hereby notify you that, pursuant to Section 2.08[(a)/(b)] of the Loan Agreement, it shall make a repayment of the Loans outstanding under the Loan Agreement to the Lender on [•], 200[•] in the amount of $[•].
     Also included in the repayment amount shall be accrued and unpaid interest, [Breakage Costs (as determined by the Lender and provided to the undersigned) and other amounts due and owing to the Lender] in the amount of $[•].
Ex. 2.08(a)-1

     The undersigned has caused this Repayment Notice to be executed and delivered by its duly authorized officer this [•] day of [•], 200[•].

Residential Funding Company, LLC
By:
Name:
Title:

GMAC Mortgage, LLC
By:
Name:
Title:

Ex. 2.08(a)-2

EXHIBIT 2.08(b)
FORM OF PREPAYMENT NOTICE
[•], 200[•]
TO: The Lender as defined in the Loan Agreement referred to below
     Reference is hereby made to the Loan and Security Agreement, dated as of April 18, 2008 (as heretofore amended, the “Loan Agreement”), between Residential Funding Company, LLC (“RFC”), and GMAC Mortgage, LLC (“GMAC Mortgage” and together with RFC, the “Borrowers”), and GMAC LLC (the “Lender”). Capitalized terms not otherwise defined herein are used herein as defined in the Loan Agreement.
     The Borrowers hereby notify you that pursuant to and in compliance with Section 2.09 of the Loan Agreement, it shall make a prepayment of Loans outstanding under the Loan Agreement on [•], 200[•] in the amount of $[•].
     Also included in the prepayment amount shall be accrued and unpaid interest, [Breakage Costs (as determined by the Lender and provided to the undersigned) and other amounts due and owing to the Lender] in the amount of $[•].
Ex. 2.08(b)-1

     The undersigned has caused this Prepayment Notice to be executed and delivered by its duly authorized officer this [•]day of [•], 200[•].

Residential Funding Company, LLC
By:
Name:
Title:

GMAC Mortgage, LLC
By:
Name:
Title:

Ex. 2.08(b)-2

EXHIBIT 4.08
ELECTRONIC FILE INFORMATION
To be agreed by Lender and Borrowers

EXHIBIT 7.01
FORM OF COMPLIANCE CERTIFICATE
GMAC LLC
    as Lender
200 Renaissance Center
Detroit, MI 48265
     Re:                       Reporting Date
     Reference is made to the Loan and Security Agreement (the “Loan Agreement”) dated as of April 18, 2008 as now in effect by and between Residential Funding Company, LLC (“RFC”), and GMAC Mortgage, LLC (“GMAC Mortgage” and together with RFC, the “Borrowers”), and GMAC LLC (the “Lender”). Terms defined in the Loan Agreement and not otherwise defined herein are used herein as defined in the Loan Agreement.
     Pursuant to Section 7.01(i) of the Loan Agreement, the Borrowers are furnishing to you herewith (or have most recently furnished to you) the financial statements of each Borrower for the fiscal period ended as of the reporting date shown above (the “Reporting Date”). Such financial statements have been prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial position of each Borrower covered thereby at the date thereof and the results of its operations for the period covered thereby, subject in the case of interim statements only to normal year-end audit adjustments and the addition of footnotes.
     Each of the undersigned Responsible Officers of the Borrowers has caused the provisions of the Loan Agreement to be reviewed and certifies to the Lender that: (a) the undersigned has no knowledge of any Default or Event of Default, (b) attached hereto as Schedule 1 are the computations necessary to determine that the relevant Borrower is in compliance with the provisions of the Loan Agreement as of the Reporting Date referenced thereon, and (c) to the best of the undersigned’s knowledge no event has occurred since the date of the most recent financial statements upon which such covenant compliance was calculated that would cause the relevant Borrower to no longer be in compliance with said provisions.
     The statements made herein (and in the Schedules attached hereto) shall be deemed to be representations and warranties made in a document for the purposes of Section 6.01(j) of the Loan Agreement.
Ex. 7.01-1

     IN WITNESS WHEREOF, the undersigned Responsible Officer of the Borrowers have set [his/her] hand this [•],200[•].

Residential Funding Company, LLC
By:
Name:
Title:

GMAC Mortgage, LLC
By:
Name:
Title:

Ex. 7.01-2

SCHEDULE I
To Form of Compliance Certificate
Tangible Net Worth of ResCap (Section 8.01(j)):
     As of the close of business for the calendar quarter ended                      the minimum consolidated tangible net worth of ResCap is                     .